                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIALSM PREMIER VARIABLE ANNUITY B SERIES ("B SERIES")
PRUDENTIALSM PREMIER VARIABLE ANNUITY L SERIES ("L SERIES")
PRUDENTIALSM PREMIER VARIABLE ANNUITY X SERIES ("X SERIES")

Flexible Premium Deferred Annuities


PROSPECTUS: MAY 1, 2006

This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). Each of the B Series, L Series, and X
Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix A entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your registered representative for further details. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
The Sub-accounts
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Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. Currently, portfolios of American Skandia Trust are being offered. See the following page for a complete list of Sub-accounts.

Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.
Available Information
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We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 66. This Prospectus is part of the registration statement we filed with the SEC regarding this offering.
Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100
F Street, N.E., Washington, D.C., 20549 (See the file number 333-131035). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the
SEC.
For Further Information call:
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  1-888-PRU-2888
These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.
These securities have NOT been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Prudential/SM/, is a service mark owned by The Prudential Insurance Company of America and is used under licence by its affiliates, including Pruco Life Insurance Company of New Jersey.

Prospectus Dated: May 1, 2006 Statement of Additional Information Dated: May 1, 2006
COMBPROSNJ506                                                                  PRUCO

 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA, AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


AMERICAN SKANDIA TRUST:
  AST Advanced Strategies
  AST Aggressive Asset Allocation
  AST AllianceBernstein Core Value
  AST AllianceBernstein Managed Index 500
  AST AllianceBernstein Growth & Income
  AST American Century Income & Growth
  AST American Century Strategic Balanced
  AST Balanced Asset Allocation
  AST Capital Growth Asset Allocation
  AST Cohen & Steers Realty
  AST Conservative Asset Allocation
  AST DeAM Large-Cap Value
  AST DeAM Small-Cap Growth
  AST DeAM Small-Cap Value
  AST Federated Aggressive Growth
  AST First Trust Balanced Target
  AST First Trust Capital Appreciation Target
  AST Global Allocation
  AST Goldman Sachs Concentrated Growth
  AST Goldman Sachs Mid-Cap Growth
  AST High Yield
  AST JPMorgan International Equity
  AST Large-Cap Value
  AST Lord Abbett Bond Debenture
  AST LSV International Value
  AST Marsico Capital Growth
  AST MFS Global Equity
  AST MFS Growth
  AST Mid-Cap Value
  AST Money Market
  AST Neuberger Berman Mid-Cap Growth
  AST Neuberger Berman Mid-Cap Value
  AST PIMCO Limited Maturity Bond
  AST PIMCO Total Return Bond
  AST Preservation Asset Allocation
  AST Small-Cap Growth
  AST Small-Cap Value
  AST T. Rowe Price Asset Allocation
  AST T. Rowe Price Large-Cap Growth
  AST T. Rowe Price Global Bond
  AST T. Rowe Price Natural Resources
  AST William Blair International Growth

Contents

Introduction..............................................................................  1
 Why Would I Choose to Purchase One of the Annuities?.....................................  1
 What Are Some of the Key Features of the Annuities?......................................  1
 How Do I Purchase One of the Annuities?..................................................  2
Glossary of Terms.........................................................................  3
Summary of Contract Fees and Charges......................................................  5
Expense Examples.......................................................................... 10
Investment Options........................................................................ 11
 What are the Investment Objectives and Policies of the Portfolios?....................... 11
 What are the Fixed Rate Options.......................................................... 20
Fees and Charges.......................................................................... 22
 What are the Contract Fees and Charges?.................................................. 22
 What Charges Apply to the Fixed Rate Options?............................................ 23
 What Charges Apply if I Choose an Annuity Payment Option?................................ 24
 Exceptions/Reductions to Fees and Charges................................................ 24
Purchasing Your Annuity................................................................... 25
 What are Our Requirements for Purchasing One of the Annuities?........................... 25
Managing Your Annuity..................................................................... 26
 May I Change the Owner, Annuitant and Beneficiary Designations?.......................... 26
 May I Return My Annuity if I Change My Mind?............................................. 26
 May I Make Additional Purchase Payments?................................................. 26
 May I Make Scheduled Payments Directly from My Bank Account?............................. 27
 May I Make Purchase Payments Through a Salary Reduction Program?......................... 27
Managing Your Account Value............................................................... 28
 How and When are Purchase Payments Invested?............................................. 28
 How Do I Receive a Longevity Credit Under the X Series?.................................. 28
 How Are Longevity Credits Applied to My Account Value Under the X Series?................ 28
 How Do I Receive a Purchase Credit Under the X Series?................................... 28
 How is Each Purchase Credit Applied to Account Value Under the X Series Annuity?......... 28
 Are There Restrictions or Charges on Transfers Between Investment Options?............... 29
 Do You Offer More than One Dollar Cost Averaging Program?................................ 30
 Do You Offer Any Automatic Rebalancing Programs?......................................... 30
 May I Give My Financial Professional Permission to Forward Transaction Instructions?..... 31
Access To Account Value................................................................... 32
 What Types of Distributions are Available to Me?......................................... 32
 Are There Tax Implications for Distributions?............................................ 32
 Can I Withdraw a Portion of My Annuity?.................................................. 32
 How Much Can I Withdraw as a Free Withdrawal?............................................ 33
 Can I Make Periodic Withdrawals from My Annuity During the Accumulation Period?.......... 33
 Do You Offer a Program for Withdrawals Under Sections 72(t)/72(q) of the Internal Revenue
   Code?.................................................................................. 33
 What are Minimum Distributions and When Would I Need to Make Them?....................... 33
 Can I Surrender My Annuity for Its Value?................................................ 34
 What Types of Annuity Options are Available?............................................. 34
 How and When Do I Choose the Annuity Payment Option?..................................... 34
Living Benefit Programs................................................................... 35
 Do You Offer Programs Designed to Provide Investment Protection for Owners While They are
   Alive?................................................................................. 35
 Guaranteed Minimum Income Benefit (GMIB)................................................. 35
 Lifetime Five Income Benefit (Lifetime Five)............................................. 39
 Spousal Lifetime Five Income Benefit (Spousal Lifetime Five)............................. 45


                                      (i)

Contents

     Death Benefit....................................................  50
      What Triggers the Payment of a Death Benefit?...................  50
      Basic Death Benefit.............................................  50
      Optional Death Benefit..........................................  50
      Payment of Death Benefits.......................................  52
     Valuing Your Investment..........................................  53
      How is My Account Value Determined?.............................  53
      What is the Surrender Value of My Annuity?......................  53
      How and When Do You Value the Sub-Accounts?.....................  53
      When Do You Process and Value Transactions?.....................  53
     Tax Considerations...............................................  55
     General Information..............................................  62
      How Will I Receive Statements and Reports?......................  62
      What is Pruco Life of New Jersey?...............................  62
      What is the Separate Account?...................................  62
      What is the Legal Structure of the Underlying Funds?............  63
      Who Distributes Annuities Offered by Pruco Life of New Jersey?..  64
      Financial Statements............................................  65
      How to Contact Us...............................................  65
      Indemnification.................................................  65
      Legal Proceedings...............................................  65
     Contents of the Statement of Additional Information..............  66
     Appendix A -- Selecting the Variable Annuity That's Right for You A-1


                                     (ii)

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Introduction

Why Would I Choose to Purchase One of the Annuities?
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The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix A entitled, "Selecting the Variable Annuity That's Right for You."

When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

What Are Some of the Key Features of the Annuities?
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.. Each Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.
.. Each Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.
.. Each Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.
.. During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.
.. Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.
.. Each Annuity offers a basic Death Benefit. It also offers an optional Death
  Benefit that provides an enhanced level of protection for your beneficiary(ies) for an additional charge.
.. You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.
.. Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Introduction continued


 WITH RESPECT TO THE X SERIES ONLY:

.. If you purchase this Annuity, we apply an additional amount ("Purchase
  Credit") to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments.

.. Please note that the total asset-based charges on this Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Purchase Credit amount is included in your Account Value. Pruco Life of New Jersey may take back all Purchase Credits if you return your Annuity under the "free-look" provision. In addition, Pruco Life of New Jersey may take back Purchase Credits associated with any Purchase Payment if the Purchase Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity owned). In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Purchase Credit amount.

.. Beginning on the tenth Annuity Anniversary and on every Annuity Anniversary thereafter, we add a Longevity Credit to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity years less withdrawals, subject to our rules.

.. Purchase Credits applied to Purchase Payments are not intended to offset surrender charge(s) of any annuity contract you may currently own. When replacing your current annuity, please consider all charges associated with that annuity. For more information on all available annuity classes, please see Appendix A of this prospectus.

How Do I Purchase One of the Annuities?
--------------------------------------------------------------------------------
We sell each Annuity through licensed, registered Financial Professionals. Each Annuity has minimum initial Purchase Payments as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series, and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE
The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances and the Account Value includes any Longevity Credit we apply.

ANNUITIZATION
The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE
The date you choose for annuity payments to commence. The Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95/th/ birthday (unless we agree to another date).

ANNUITY YEAR
A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE
The Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

FIXED RATE OPTION
An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

FREE LOOK
Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
We offer a program that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

GUARANTEE PERIOD
A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

ISSUE DATE
The effective date of your Annuity.

LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.

OWNER
With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SPOUSAL LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Glossary of Terms continued


SUB-ACCOUNT
We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

SURRENDER VALUE
The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

UNIT
A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY
Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)

           FEE/CHARGE                 B SERIES         L SERIES         X SERIES
------------------------------------------------------------------------------------

Contingent Deferred Sales Charge*    up to 7.0%       up to 7.0%       up to 9.0%
------------------------------------------------------------------------------------

Transfer Fee**                    ($20.00 maximum) ($20.00 maximum) ($20.00 maximum)
                                  currently $10.00 currently $10.00 currently $10.00
------------------------------------------------------------------------------------

* The tables below contain the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) for each Annuity upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.
** Currently, we deduct the fee after the 20/th /transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

              CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY

                ------------------------------------------------
                                    B Series
                ------------------------------------------------
                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------

                         ------------------------------
                                    L Series
                         ------------------------------
                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         7.0%  6.0%  5.0%  4.0%   0.0%
                         ------------------------------

         -------------------------------------------------------------
                                   X Series
         -------------------------------------------------------------
         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
-------------------------------------------------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)
                                              B SERIES                       L SERIES                       X SERIES

            FEE/CHARGE
-------------------------------------------------------------------------------------------------------------------------------

Annual Maintenance Fee*               Smaller of $30 or 2% of        Smaller of $30 or 2% of        Smaller of $30 or 2% of
                                           Account Value                  Account Value                  Account Value
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/1/
-------------------------------------------------------------------------------------------------------------------------------
(ASSESSED AS A PERCENTAGE OF THE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

            FEE/CHARGE
-------------------------------------------------------------------------------------------------------------------------------

Mortality & Expense Risk Charge/2/             1.00%                          1.35%                          1.40%

Administration Charge/2/                       0.15%                          0.15%                          0.15%
-------------------------------------------------------------------------------------------------------------------------------

Total Annual Charges of the        1.15% per year of the value of 1.50% per year of the value of 1.55% per year of the value of
 Sub-accounts                             each Sub-account               each Sub-account               each Sub-account
-------------------------------------------------------------------------------------------------------------------------------

1: These charges are deducted daily and apply to the Sub-accounts only.
2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
* Only applicable if Account Value is less than $100,000 (assessed annually on the Annuity's anniversary date or upon surrender).

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL                    TOTAL                    TOTAL
                              OPTIONAL                    ANNUAL                   ANNUAL                   ANNUAL
                              BENEFIT                    CHARGE*                  CHARGE*                  CHARGE*
OPTIONAL BENEFIT             FEE/CHARGE                for B Series             for L Series             for X Series
------------------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
------------------------------------------------------------------------------------------------------------------------------
                        0.50% per year of the        1.15% PLUS 0.50%         1.50% PLUS 0.50%         1.55% PLUS 0.50%
                          average Protected         per year of average      per year of average      per year of average
                         Income Value during         Protected Income         Protected Income         Protected Income
                         each year; deducted               Value                    Value                    Value
                         annually in arrears
                          each Annuity Year

LIFETIME FIVE INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                          0.60% of average                 1.75%                    2.10%                    2.15%
                       daily net assets of the
                            Sub-accounts

SPOUSAL LIFETIME FIVE INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                          0.75% of average                 1.90%                    2.25%                    2.30%
                       daily net assets of the
                            Sub-accounts

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)
------------------------------------------------------------------------------------------------------------------------------
                          0.25% of average                 1.40%                    1.75%                    1.80%
                       daily net assets of the
                            Sub-accounts
------------------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
------------------------------------------------------------------------------------------------------------------------------

* The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2005. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

               TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
               -------------------------------------------------
                                                 MINIMUM MAXIMUM
               -------------------------------------------------
               Total Portfolio Operating Expense  0.63%  1.33%

The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2005, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued
The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)
                                                             FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                        TOTAL ANNUAL
                                                        MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
              UNDERLYING PORTFOLIO                         FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust/2,3/
--------------------------------------------------------------------------------------------------------
      AST Advanced Strategies                             0.85%      0.18%     0.00%        1.03%
      AST Aggressive Asset Allocation/4/                  1.04%      0.29%     0.00%        1.33%
      AST AllianceBernstein Core Value                    0.75%      0.19%     0.00%        0.94%
      AST AllianceBernstein Managed Index 500/5/          0.60%      0.17%     0.00%        0.77%
      AST AllianceBernstein Growth & Income               0.75%      0.13%     0.00%        0.88%
      AST American Century Income & Growth                0.75%      0.18%     0.00%        0.93%
      AST American Century Strategic Balanced             0.85%      0.23%     0.00%        1.08%
      AST Balanced Asset Allocation/4/                    0.95%      0.20%     0.00%        1.15%
      AST Capital Growth Asset Allocation/4/              1.00%      0.20%     0.00%        1.20%
      AST Cohen & Steers Realty                           1.00%      0.18%     0.00%        1.18%
      AST Conservative Asset Allocation/4/                0.94%      0.24%     0.00%        1.18%
      AST DeAM Large-Cap Value                            0.85%      0.22%     0.00%        1.07%
      AST DeAM Small-Cap Growth                           0.95%      0.20%     0.00%        1.15%
      AST DeAM Small-Cap Value                            0.95%      0.24%     0.00%        1.19%
      AST Federated Aggressive Growth                     0.95%      0.17%     0.00%        1.12%
      AST First Trust Balanced Target                     0.85%      0.19%     0.00%        1.04%
      AST First Trust Capital Appreciation Target         0.85%      0.19%     0.00%        1.04%
      AST Global Allocation/6/                            0.86%      0.23%     0.00%        1.09%
      AST Goldman Sachs Concentrated Growth               0.90%      0.16%     0.00%        1.06%
      AST Goldman Sachs Mid-Cap Growth                    1.00%      0.18%     0.00%        1.18%
      AST High Yield/7/                                   0.75%      0.19%     0.00%        0.94%
      AST JPMorgan International Equity                   0.88%      0.19%     0.00%        1.07%
      AST Large-Cap Value/8/                              0.75%      0.16%     0.00%        0.91%
      AST Lord Abbett Bond Debenture                      0.80%      0.17%     0.00%        0.97%
      AST LSV International Value                         1.00%      0.26%     0.00%        1.26%
      AST Marsico Capital Growth                          0.90%      0.13%     0.00%        1.03%
      AST MFS Global Equity                               1.00%      0.26%     0.00%        1.26%
      AST MFS Growth                                      0.90%      0.18%     0.00%        1.08%
      AST Mid-Cap Value/9/                                0.95%      0.22%     0.00%        1.17%
      AST Money Market/10/                                0.50%      0.13%     0.00%        0.63%
      AST Neuberger Berman Mid-Cap Growth/11/             0.90%      0.18%     0.00%        1.08%
      AST Neuberger Berman Mid-Cap Value                  0.89%      0.14%     0.00%        1.03%
      AST PIMCO Limited Maturity Bond                     0.65%      0.15%     0.00%        0.80%
      AST PIMCO Total Return Bond                         0.65%      0.15%     0.00%        0.80%
      AST Preservation Asset Allocation/4/                0.89%      0.38%     0.00%        1.27%

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

                                                        FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                   TOTAL ANNUAL
                                                   MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
            UNDERLYING PORTFOLIO                      FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust:/2, 3/ continued
---------------------------------------------------------------------------------------------------
      AST Small-Cap Growth                           0.90%      0.25%     0.00%        1.15%
      AST Small-Cap Value/12/                        0.90%      0.17%     0.00%        1.07%
      AST T. Rowe Price Asset Allocation             0.85%      0.23%     0.00%        1.08%
      AST T. Rowe Price Large-Cap Growth/13/         0.90%      0.21%     0.00%        1.11%
      AST T. Rowe Price Global Bond                  0.80%      0.21%     0.00%        1.01%
      AST T. Rowe Price Natural Resources            0.90%      0.18%     0.00%        1.08%
      AST William Blair International Growth         1.00%      0.18%     0.00%        1.18%

1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2005 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
3: Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004.
4: a. Each Asset Allocation Portfolio invests primarily in shares of one or more AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by an Asset Allocation Portfolio is a 0.15% fee paid to the investment managers. The management fee shown in the chart for each Asset Allocation Portfolio includes: (i) the 0.15% management fee to be paid by the Asset Allocation Portfolio to the investment managers plus (ii) a weighted average estimate of the management fees to be paid by the Underlying Portfolios to the investment managers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for each Asset Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Asset Allocation Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the applicable Asset Allocation Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Asset Allocation Portfolios and the Underlying Portfolios are set forth in the prospectus for the Asset Allocation Portfolios.
5: Effective December 5, 2005, the AST AllianceBernstein Growth + Value Portfolio merged into the AST AllianceBernstein Managed Index 500 Portfolio.
6: a. The AST Global Allocation Portfolio invests primarily in shares of other
   AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to the investment managers. The management fee shown in the chart for the Portfolio includes:
   (i) that 0.10% management fee paid by the Portfolio plus (ii) a weighted average estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for the AST Global Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Portfolio and the Underlying Portfolios are set forth in the prospectus for the Portfolio.
7: Effective March 20, 2006, Pacific Investment Management Company LLC became a Sub-advisor of the Portfolio along with Goldman Sachs Asset Management L.P. Prior to March 20, 2006, Goldman Sachs Asset Management L.P. served as the sole Sub-advisor of the Portfolio, then named the "AST Goldman Sachs High Yield Bond Portfolio."
8: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC. Between December 5, 2005 and March 20, 2006, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC served as Co-Sub- advisors of the Portfolio. Prior to December 5, 2005, Hotchkis & Wiley Capital Management, LLC served as Sub-advisor of the Portfolio, then named the "AST Hotchkis & Wiley Large-Cap Value Portfolio."
9: Effective December 5, 2005, EARNEST Partners LLC and WEDGE Capital Management, LLP became Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, GAMCO Investors, Inc. served as Sub-advisor of the Portfolio, then named the "AST Gabelli All-Cap Value Portfolio."
10: Effective December 5, 2005, Prudential Investment Management, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Wells Capital Management, Inc. served as Sub-advisor of the Portfolio. The name of the Portfolio remains unchanged.
11: Effective December 5, 2005, the AST Alger All-Cap Growth Portfolio merged into the AST Neuberger Berman Mid-Cap Growth Portfolio.
12: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc. and Lee Munder Capital Group. Between December 5, 2005 and March 20, 2006, Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. Prior to December 5, 2005, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio.
13: Effective December 5, 2005, T. Rowe Price Associates, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Alliance Capital Management, L.P. served as Sub-advisor of the Portfolio, then named the "AST AllianceBernstein Large-Cap Growth Portfolio."

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Expense Examples

These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.
Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.
The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

..   Insurance Charge
..   Contingent Deferred Sales Charge (when and if applicable)
..   Annual Maintenance Fee
The examples also assume the following for the period shown:
..   You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year*
..   You make no withdrawals of Account Value
..   You make no transfers, or other transactions for which we charge a fee
..   No tax charge applies
..   You elect the Lifetime Five Income Benefit and the Highest Anniversary
    Value Death Benefit (the maximum combination of optional benefit charges)
..   For the X Series example, the Purchase Credit applicable to the Annuity is
    5% of the Purchase Payment**
..   For the X Series example, the Longevity Credit does not apply.

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts are available if you elect certain optional benefits.
** The Purchase Credit that is applied to Purchase Payments received depends upon the age of the Owner when the Purchase Payment was made. (See "How do I Receive Purchase Credits?")
The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. Since the Annuities are first being offered as of the effective date of this prospectus, no accumulation values are available.

         IF YOU SURRENDER YOUR ANNUITY AT THE IF YOU ANNUITIZE YOUR ANNUITY AT THE  IF YOU DO NOT
         END OF THE APPLICABLE TIME PERIOD:   END OF THE APPLICABLE TIME PERIOD:/1/ SURRENDER YOUR ANNUITY:
---------------------------------------------------------------------------------------------------------------
         1 YR     3 YRS    5 YRS    10 YRS    1 YR    3 YRS     5 YRS     10 YRS    1 YR  3 YRS  5 YRS  10 YRS
B Series $1,020   $1,634   $2,265   $ 4,104    N/A    $1,184    $1,995    $ 4,104   $ 390 $1,184 $1,995 $ 4,104
L Series $1,055   $1,734   $2,156   $ 4,396    N/A    $1,284    $2,156    $ 4,396   $ 425 $1,284 $2,156 $ 4,396
X Series $1,240   $2,018   $2,719   $ 4,437    N/A    $1,298    $2,179    $ 4,437   $ 430 $1,298 $2,179 $ 4,437

1: You may not annuitize in the first Annuity Year.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts are available if you elect certain optional benefits.
   The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.
   The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
   STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES           SUB-ADVISOR
   -------------------------------------------------------------------------
   AST FUNDS
   -------------------------------------------------------------------------
   ASSET       AST Advanced Strategies Portfolio:     Marsico Capital
   ALLOCATION/ seeks a high level of absolute         Management, LLC;
   BALANCED    return. The Portfolio invests          T. Rowe Price
               primarily in a diversified portfolio   Associates, Inc.;
               of equity and fixed income securities  LSV Asset
               across different investment            Management;
               categories and investment managers.    William Blair &
               The Portfolio pursues a combination    Company, L.L.C.;
               of traditional and non-traditional     Pacific Investment
               investment strategies.                 Management
                                                      Company LLC
                                                      (PIMCO)
   -------------------------------------------------------------------------
   ASSET       AST Aggressive Asset Allocation        American Skandia
   ALLOCATION/ Portfolio: seeks the highest           Investment
   BALANCED    potential total return consistent      Services, Inc./
               with its specified level of risk       Prudential
               tolerance. The Portfolio will invest   Investments LLC
               its assets in several other American
               Skandia Trust Portfolios. Under
               normal market conditions, the
               Portfolio will devote between 92.5%
               to 100% of its net assets to
               underlying portfolios investing
               primarily in equity securities, and
               0% to 7.5% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Core Value       AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term capital
               growth by investing primarily in
               common stocks. The Sub-advisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound. The
               Sub-advisor seeks to identify
               individual companies with earnings
               growth potential that may not be
               recognized by the market at large.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Growth & Income  AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term growth of
               capital and income while attempting
               to avoid excessive fluctuations in
               market value. The Portfolio normally
               will invest in common stocks (and
               securities convertible into common
               stocks). The Sub-advisor will take a
               value-oriented approach, in that it
               will try to keep the Portfolio's
               assets invested in securities that
               are selling at reasonable valuations
               in relation to their fundamental
               business prospects. The stocks that
               the Portfolio will normally invest in
               are those of seasoned companies.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Managed Index    AllianceBernstein L.P.
   BLEND       500 Portfolio (AST AllianceBernstein
               Growth + Value Portfolio merged into
               this Portfolio): seeks to outperform
               the Standard & Poor's 500 Composite
               Stock Price Index (the "S&P 500")
               through stock selection resulting in
               different weightings of common stocks
               relative to the index. The Portfolio
               will invest, under normal
               circumstances, at least 80% of its
               net assets in securities included in
               the S&P(R) 500.
   -------------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
      LARGE CAP   AST American Century Income & Growth   American Century
      VALUE       Portfolio: seeks capital growth with   Investment
                  current income as a secondary          Management, Inc.
                  objective. The Portfolio invests
                  primarily in common stocks that offer
                  potential for capital growth, and
                  may, consistent with its investment
                  objective, invest in stocks that
                  offer potential for current income.
                  The Sub-advisor utilizes a
                  quantitative management technique
                  with a goal of building an equity
                  portfolio that provides better
                  returns than the S&P 500 Index
                  without taking on significant
                  additional risk and while attempting
                  to create a dividend yield that will
                  be greater than the S&P 500 Index.
      -------------------------------------------------------------------
      ASSET       AST American Century Strategic         American Century
      ALLOCATION/ Balanced Portfolio: seeks capital      Investment
      BALANCED    growth and current income. The         Management, Inc.
                  Sub-advisor intends to maintain
                  approximately 60% of the Portfolio's
                  assets in equity securities and the
                  remainder in bonds and other fixed
                  income securities. Both the
                  Portfolio's equity and fixed income
                  investments will fluctuate in value.
                  The equity securities will fluctuate
                  depending on the performance of the
                  companies that issued them, general
                  market and economic conditions, and
                  investor confidence. The fixed income
                  investments will be affected
                  primarily by rising or falling
                  interest rates and the credit quality
                  of the issuers.
      -------------------------------------------------------------------
      ASSET       AST Balanced Asset Allocation          American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 57.5%
                  to 72.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  27.5% to 42.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      ASSET       AST Capital Growth Asset Allocation    American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 72.5%
                  to 87.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  12.5% to 27.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return         Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues its
                  investment objective by investing,
                  under normal circumstances, at least
                  80% of its net assets in securities
                  of real estate issuers. Under normal
                  circumstances, the Portfolio will
                  invest substantially all of its
                  assets in the equity securities of
                  real estate companies, i.e., a
                  company that derives at least 50% of
                  its revenues from the ownership,
                  construction, financing, management
                  or sale of real estate or that has at
                  least 50% of its assets in real
                  estate. Real estate companies may
                  include real estate investment trusts
                  or REITs.
      -------------------------------------------------------------------
      ASSET       AST Conservative Asset Allocation      American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 47.5%
                  to 62.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  37.5% to 52.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
    STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP   AST DeAM Large-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of capital by     Management, Inc.
                investing primarily in the value
                stocks of larger companies. The
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the equity
                securities of large-sized companies
                included in the Russell 1000(R) Value
                Index. The Sub-advisor employs an
                investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 1000(R) Value Index,
                but which attempts to outperform the
                Russell 1000(R) Value Index through
                active stock selection.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Growth Portfolio:   Deutsche Asset
    GROWTH      seeks maximum growth of investors'     Management, Inc.
                capital from a portfolio of growth
                stocks of smaller companies. The
                Portfolio pursues its objective,
                under normal circumstances, by
                primarily investing at least 80% of
                its total assets in the equity
                securities of small-sized companies
                included in the Russell 2000
                Growth(R) Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000
                Growth(R) Index, but which attempts
                to outperform the Russell 2000
                Growth(R) Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of investors'     Management, Inc.
                capital. The Portfolio pursues its
                objective, under normal market
                conditions, by primarily investing at
                least 80% of its total assets in the
                equity securities of small-sized
                companies included in the Russell
                2000(R) Value Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000(R) Value
                Index, but which attempts to
                outperform the Russell 2000(R) Value
                Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST Federated Aggressive Growth        Federated Equity
    GROWTH      Portfolio: seeks capital growth. The   Management
                Portfolio pursues its investment       Company of
                objective by investing primarily in    Pennsylvania/
                the stocks of small companies that     Federated Global
                are traded on national security        Investment
                exchanges, NASDAQ stock exchange and   Management Corp.
                the over-the-counter-market. Small
                companies will be defined as
                companies with market capitalizations
                similar to companies in the Russell
                2000 Growth Index. Up to 25% of the
                Portfolio's net assets may be
                invested in foreign securities, which
                are typically denominated in foreign
                currencies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCATION/ Portfolio: seeks long-term capital     L.P.
    BALANCED    growth balanced by current income.
                The Portfolio normally invests
                approximately 65% of its total assets
                in equity securities and 35% in fixed
                income securities. Depending on
                market conditions, the equity portion
                may range between 60-70% and the
                fixed income portion between 30-40%.
                The Portfolio allocates its assets
                across a number of uniquely
                specialized investment strategies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCATION/ Target Portfolio: seeks long-term      L.P.
    BALANCED    growth of capital. The Portfolio
                normally invests approximately 80% of
                its total assets in equity securities
                and 20% in fixed income securities.
                Depending on market conditions, the
                equity portion may range between
                75-85% and the fixed income portion
                between 15-25%. The Portfolio
                allocates its assets across a number
                of uniquely specialized investment
                strategies.
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PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     ASSET       AST Global Allocation Portfolio:       Prudential
     ALLOCATION/ seeks to obtain the highest potential  Investments LLC
     BALANCED    total return consistent with a
                 specified level of risk tolerance.
                 The Portfolio seeks to achieve its
                 investment objective by investing in
                 several other AST Portfolios
                 ("Underlying Portfolios"). The
                 Portfolio intends its strategy of
                 investing in combinations of
                 Underlying Portfolios to result in
                 investment diversification that an
                 investor could otherwise achieve only
                 by holding numerous investments. It
                 is expected that the investment
                 objectives of such AST Portfolios
                 will be diversified.
     ---------------------------------------------------------------------
     LARGE CAP   AST Goldman Sachs Concentrated Growth  Goldman Sachs
     GROWTH      Portfolio: seeks growth of capital in  Asset
                 a manner consistent with the           Management, L.P.
                 preservation of capital. Realization
                 of income is not a significant
                 investment consideration and any
                 income realized on the Portfolio's
                 investments, therefore, will be
                 incidental to the Portfolio's
                 objective. The Portfolio will pursue
                 its objective by investing primarily
                 in equity securities of companies
                 that the Sub-advisor believes have
                 the potential to achieve capital
                 appreciation over the long-term. The
                 Portfolio seeks to achieve its
                 investment objective by investing,
                 under normal circumstances, in
                 approximately 30-45 companies that
                 are considered by the Sub-advisor to
                 be positioned for long-term growth.
     ---------------------------------------------------------------------
     MID CAP     AST Goldman Sachs Mid-Cap Growth       Goldman Sachs
     GROWTH      Portfolio: seeks long-term capital     Asset
                 growth. The Portfolio pursues its      Management, L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in medium
                 capitalization companies. For
                 purposes of the Portfolio,
                 medium-sized companies are those
                 whose market capitalizations
                 (measured at the time of investment)
                 fall within the range of companies in
                 the Russell Mid Cap Growth Index. The
                 Sub-advisor seeks to identify
                 individual companies with earnings
                 growth potential that may not be
                 recognized by the market at large.
     ---------------------------------------------------------------------
     FIXED       AST High Yield Portfolio (formerly     Goldman Sachs
     INCOME      AST Goldman Sachs High Yield           Asset
                 Portfolio): seeks a high level of      Management, L.P.;
                 current income and may also consider   Pacific Investment
                 the potential for capital              Management
                 appreciation. The Portfolio invests,   Company LLC
                 under normal circumstances, at least   (PIMCO)
                 80% of its net assets plus any
                 borrowings for investment purposes
                 (measured at time of purchase) in
                 high yield, fixed-income securities
                 that, at the time of purchase, are
                 non-investment grade securities. Such
                 securities are commonly referred to
                 as "junk bonds".
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PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options continued
                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    INTERNATIONAL AST JPMorgan International Equity      J.P. Morgan
    EQUITY        Portfolio: seeks long-term capital     Investment
                  growth by investing in a diversified   Management Inc.
                  portfolio of international equity
                  securities. The Portfolio seeks to
                  meet its objective by investing,
                  under normal market conditions, at
                  least 80% of its assets in a
                  diversified portfolio of equity
                  securities of companies located or
                  operating in developed non-U.S.
                  countries and emerging markets of the
                  world. The equity securities will
                  ordinarily be traded on a recognized
                  foreign securities exchange or traded
                  in a foreign over-the-counter market
                  in the country where the issuer is
                  principally based, but may also be
                  traded in other countries including
                  the United States.
    -----------------------------------------------------------------------
    LARGE CAP     AST Large-Cap Value Portfolio          Dreman Value
    VALUE         (formerly AST Hotchkis and Wiley       Management LLC,
                  Large-Cap Value Portfolio): seeks      Hotchkis and Wiley
                  current income and long-term growth    Capital
                  of income, as well as capital          Management, LLC;
                  appreciation. The Portfolio invests,   J.P. Morgan
                  under normal circumstances, at least   Investment
                  80% of its net assets in common        Management Inc.
                  stocks of large cap U.S. companies.
                  The Portfolio focuses on common
                  stocks that have a high cash dividend
                  or payout yield relative to the
                  market or that possess relative value
                  within sectors.
    -----------------------------------------------------------------------
    FIXED         AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
    INCOME        Portfolio: seeks high current income   LLC
                  and the opportunity for capital
                  appreciation to produce a high total
                  return. To pursue its objective, the
                  Portfolio will invest, under normal
                  circumstances, at least 80% of the
                  value of its assets in fixed income
                  securities and normally invests
                  primarily in high yield and
                  investment grade debt securities,
                  securities convertible into common
                  stock and preferred stocks. The
                  Portfolio may find good value in high
                  yield securities, sometimes called
                  "lower-rated bonds" or "junk bonds,"
                  and frequently may have more than
                  half of its assets invested in those
                  securities. At least 20% of the
                  Portfolio's assets must be invested
                  in any combination of investment
                  grade debt securities, U.S.
                  Government securities and cash
                  equivalents. The Portfolio may also
                  make significant investments in
                  mortgage-backed securities. Although
                  the Portfolio expects to maintain a
                  weighted average maturity in the
                  range of five to twelve years, there
                  are no restrictions on the overall
                  Portfolio or on individual
                  securities. The Portfolio may invest
                  up to 20% of its net assets in equity
                  securities.
    -----------------------------------------------------------------------
    INTERNATIONAL AST LSV International Value            LSV Asset
    EQUITY        Portfolio: seeks capital growth. The   Management
                  Portfolio pursues its objective by
                  primarily investing at least 80% of
                  the value of its assets in the equity
                  securities of companies in developed
                  non-U.S. countries that are
                  represented in the MSCI EAFE Index.
                  The target of this Portfolio is to
                  outperform the unhedged US Dollar
                  total return (net of foreign dividend
                  withholding taxes) of the MSCI EAFE
                  Index. The Sub-Advisor uses
                  proprietary quantitative models to
                  manage the Portfolio in a bottom-up
                  security selection approach combined
                  with overall portfolio risk
                  management.
    -----------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP     AST Marsico Capital Growth Portfolio:  Marsico Capital
    GROWTH        seeks capital growth. Income           Management, LLC
                  realization is not an investment
                  objective and any income realized on
                  the Portfolio's investments,
                  therefore, will be incidental to the
                  Portfolio's objective. The Portfolio
                  will pursue its objective by
                  investing primarily in common stocks
                  of larger, more established
                  companies. In selecting investments
                  for the Portfolio, the Sub-advisor
                  uses an approach that combines "top
                  down" economic analysis with "bottom
                  up" stock selection. The "top down"
                  approach identifies sectors,
                  industries and companies that may
                  benefit from the trends the
                  Sub-advisor has observed. The
                  Sub-advisor then looks for individual
                  companies with earnings growth
                  potential that may not be recognized
                  by the market at large, utilizing a
                  "bottom up" stock selection process.
                  The Portfolio will normally hold a
                  core position of between 35 and 50
                  common stocks. The Portfolio may hold
                  a limited number of additional common
                  stocks at times when the Portfolio
                  manager is accumulating new
                  positions, phasing out existing or
                  responding to exceptional market
                  conditions.
    -----------------------------------------------------------------------
    INTERNATIONAL AST MFS Global Equity Portfolio:       Massachusetts
    EQUITY        seeks capital growth. Under normal     Financial Services
                  circumstances the Portfolio invests    Company
                  at least 80% of its assets in equity
                  securities of U.S. and foreign
                  issuers (including issuers in
                  developing countries). The Portfolio
                  generally seeks to purchase
                  securities of companies with
                  relatively large market
                  capitalizations relative to the
                  market in which they are traded.
    -----------------------------------------------------------------------
    LARGE CAP     AST MFS Growth Portfolio: seeks        Massachusetts
    GROWTH        long-term capital growth and future    Financial Services
                  income. Under normal market            Company
                  conditions, the Portfolio invests at
                  least 80% of its total assets in
                  common stocks and related securities,
                  such as preferred stocks, convertible
                  securities and depositary receipts,
                  of companies that the Sub-advisor
                  believes offer better than average
                  prospects for long-term growth. The
                  Sub-advisor seeks to purchase
                  securities of companies that it
                  considers well-run and poised for
                  growth. The Portfolio may invest up
                  to 35% of its net assets in foreign
                  securities.
    -----------------------------------------------------------------------
    MID CAP       AST Mid-Cap Value Portfolio (formerly  EARNEST Partners
    VALUE         AST Gabelli All-Cap Value Portfolio):  LLC/WEDGE
                  seeks to provide capital growth by     Capital
                  investing primarily in                 Management, LLP
                  mid-capitalization stocks that appear
                  to be undervalued. The Portfolio has
                  a non-fundamental policy to invest,
                  under normal circumstances, at least
                  80% of the value of its net assets in
                  mid-capitalization companies.
    -----------------------------------------------------------------------
    FIXED         AST Money Market Portfolio: seeks      Prudential
    INCOME        high current income while maintaining  Investment
                  high levels of liquidity. The          Management, Inc.
                  Portfolio attempts to accomplish its
                  objective by maintaining a
                  dollar-weighted average maturity of
                  not more than 90 days and by
                  investing in securities which have
                  effective maturities of not more than
                  397 days.
    -----------------------------------------------------------------------
    MID CAP       AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
    GROWTH        Portfolio (AST Alger All-Cap Growth    Management Inc.
                  Portfolio merged into this
                  Portfolio): seeks capital growth.
                  Under normal market conditions, the
                  Portfolio primarily invests at least
                  80% of its net assets in the common
                  stocks of mid-cap companies. The
                  Sub-adviser looks for fast-growing
                  companies that are in new or rapidly
                  evolving industries.
    -----------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     MID CAP     AST Neuberger Berman Mid-Cap Value     Neuberger Berman
     VALUE       Portfolio: seeks capital growth.       Management Inc.
                 Under normal market conditions, the
                 Portfolio primarily invests at least
                 80% of its net assets in the common
                 stocks of mid-cap companies. For
                 purposes of the Portfolio, companies
                 with equity market capitalizations
                 that fall within the range of the
                 Russell Midcap(R) Index at the time
                 of investment are considered mid-cap
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies. Under
                 the Portfolio's value-oriented
                 investment approach, the Sub-advisor
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Limited Maturity Bond        Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a one- to three-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Total Return Bond            Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a three- to six-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     ASSET       AST Preservation Asset Allocation      American Skandia
     ALLOCATION/ Portfolio: seeks the highest           Investment
     BALANCED    potential total return consistent      Services, Inc./
                 with its specified level of risk       Prudential
                 tolerance. The Portfolio will invest   Investments LLC
                 its assets in several other American
                 Skandia Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote between 27.5%
                 to 42.5% of its net assets to
                 underlying portfolios investing
                 primarily in equity securities, and
                 57.5% to 72.5% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Growth Portfolio: seeks  Eagle Asset
     GROWTH      long-term capital growth. The          Management/
                 Portfolio pursues its objective by     Neuberger Berman
                 primarily investing in the common      Management Inc.
                 stocks of small-capitalization
                 companies, which is defined as a
                 company with a market capitalization,
                 at the time of purchase, no larger
                 than the largest capitalized company
                 included in the Russell 2000 Index
                 during the most recent 11-month
                 period (based on month-end data) plus
                 the most recent data during the
                 current month.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Value Portfolio: seeks   Lee Munder
     VALUE       to provide long-term capital growth    Investments, Ltd;
                 by investing primarily in              J.P. Morgan
                 small-capitalization stocks that       Investment
                 appear to be undervalued. The          Management Inc.;
                 Portfolio will have a non-fundamental  Salomon Brothers
                 policy to invest, under normal         Asset
                 circumstances, at least 80% of the     Management Inc;
                 value of its net assets in small       Dreman Value
                 capitalization stocks. The Portfolio   Management LLC
                 will focus on common stocks that
                 appear to be undervalued.
     ---------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
     ----------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation     T. Rowe Price
     ALLOCATION/ Portfolio: seeks a high level of       Associates, Inc.
     BALANCED    total return by investing primarily
                 in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total assets
                 in equity securities and 40% in fixed
                 income securities. This mix may vary
                 depending on the sub-advisor's
                 outlook for the markets. The
                 Sub-advisor concentrates common stock
                 investments in larger, more
                 established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, foreign high quality debt
                 securities and cash reserves.
     ----------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond          T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities, including high quality
                 bonds issued or guaranteed by U.S. or
                 foreign governments or their agencies
                 and by foreign authorities, provinces
                 and municipalities as well as
                 investment grade corporate bonds and
                 mortgage and asset-backed securities
                 of U.S. and foreign issuers. The
                 Portfolio generally invests in
                 countries where the combination of
                 fixed-income returns and currency
                 exchange rates appears attractive,
                 or, if the currency trend is
                 unfavorable, where the Sub-advisor
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 below investment-grade, high-risk
                 bonds ("junk bonds"). In addition,
                 the Portfolio may invest up to 30% of
                 its assets in mortgage-backed
                 (including derivatives, such as
                 collateralized mortgage obligations
                 and stripped mortgage securities) and
                 asset-backed securities.
     ----------------------------------------------------------------------
     LARGE CAP   AST T. Rowe Price Large-Cap Growth     T. Rowe Price
     GROWTH      Portfolio (formerly AST                Associates, Inc.
                 AllianceBernstein Large-Cap Growth):
                 seeks long-term growth of capital by
                 investing predominantly in the equity
                 securities of a limited number of
                 large, carefully selected,
                 high-quality U.S. companies that are
                 judged likely to achieve superior
                 earnings growth. The Portfolio takes
                 a growth approach to investment
                 selection and normally invests at
                 least 80% of its net assets in the
                 common stocks of large cap companies.
     ----------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources    T. Rowe Price
                 Portfolio: seeks long-term capital     Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio normally
                 invests primarily (at least 80% of
                 its total assets) in the common
                 stocks of natural resource companies
                 whose earnings and tangible assets
                 could benefit from accelerating
                 inflation. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. At least 50% of Portfolio
                 assets will be invested in U.S.
                 securities, up to 50% of total assets
                 also may be invested in foreign
                 securities.
     ----------------------------------------------------------------------

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Investment Options continued

                                                              PORTFOLIO
                                                              ADVISOR/
       STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      --------------------------------------------------------------------
      INTERNATIONAL AST William Blair International        William Blair &
      EQUITY        Growth Portfolio: seeks long-term      Company, L.L.C.
                    capital appreciation. The Portfolio
                    invests primarily in stocks of large
                    and medium-sized companies located in
                    countries included in the Morgan
                    Stanley Capital International All
                    Country World Ex-U.S. Index. Under
                    normal market conditions, the
                    portfolio invests at least 80% of its
                    net assets in equity securities. The
                    Portfolio's assets normally will be
                    allocated among not fewer than six
                    different countries and will not
                    concentrate investments in any
                    particular industry. The Portfolio
                    seeks companies that historically
                    have had superior growth,
                    profitability and quality relative to
                    local markets and relative to
                    companies within the same industry
                    worldwide, and that are expected to
                    continue such performance.
      --------------------------------------------------------------------
WHAT ARE THE FIXED RATE OPTIONS?

ONE-YEAR FIXED INTEREST RATE OPTION
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract.
   Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets.
   We set a one-year base guaranteed annual interest rate for the one-year
Fixed Rate Option. We may also provide an additional interest rate on each purchase payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year.
   We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts, that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option.
   The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free-look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.
   If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.
   NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Fees and Charges

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, in the case of the X Series, to offset a portion of the costs associated with offering the Credit features which are funded through Pruco Life of New Jersey's general account.
   The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

WHAT ARE THE CONTRACT FEES AND CHARGES?

   Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniver- sary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges."
   With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
   For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
   We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

   Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

   Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

   Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
   We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

   Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
   The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

   Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

   Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Fees and Charges continued

factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Purchasing Your Annuity

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

Initial Purchase Payment: You must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
   Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply.
   Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

   Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

   Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances we may allow you to name one or more Contingent Annuitants with our prior approval. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.
   Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Managing Your Annuity

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   a new Annuitant if the latest Annuity Date would be earlier than prior to the change.
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.
There may be restrictions on designation changes when you have elected certain optional benefits.

SPOUSAL OWNERS/SPOUSAL BENEFICIARIES
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

CONTINGENT ANNUITANT
If an Annuity is owned by an entity and the entity has named a Contingent Annuitant, no Death Benefit is payable upon the death of the Annuitant. The Annuity is eligible to have a Contingent Annuitant designation if the entity which owns the annuity is a plan described in Internal Revenue Code
Section 72(s)(5)(A)(i) or an entity described in Code Section 72(u)(i), or any successor Code sections.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges) less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life of New Jersey's Systematic Investment Plan or a periodic purchase payment program. Additional Purchase Payments may be paid at any time before the Annuity Date and prior to the Owner's 86/th /birthday.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Managing Your Account Value

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

   Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

   Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.
Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

                   OLDEST OWNER'S AGE ON  PURCHASE CREDIT ON
                   THE DATE THAT THE      PURCHASE PAYMENTS
                   PURCHASE PAYMENT IS    AS THEY ARE APPLIED
                   APPLIED TO THE ANNUITY TO THE ANNUITY
                   ------------------------------------------
                           0-80                  5.00%
                           81-85                 3.00%

HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY? Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

EXAMPLES OF APPLYING THE PURCHASE CREDIT
Initial Purchase Payment
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 5.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($22,500 = $450,000 X .05) to your Account Value in the proportion that your Purchase Payment is allocated.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under certain circumstances:
.. any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be recovered; and
..  if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.
    The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
   We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under an Annuity.
   Currently, we charge $10.00 for each transfer after the twentieth
(20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
   Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.
   Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.
   In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Managing Your Account Value continued

furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
   If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
   There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.
   Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
   There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Your Financial Professional may forward instructions regarding the allocation of your account and request financial transactions between investment options while you are living, subject to our rules if you so instruct us. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
   Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by an Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations.")

DURING THE ACCUMULATION PERIOD
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
..   You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.
   To determine if a CDSC applies to partial withdrawals, we:
1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
   You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.
   Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.
   To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
   Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals.
   The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)
   Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Minimum distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.
   The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to minimum distributions taken out on a quarterly, semi-annual or annual basis.
   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a

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Access To Account Value continued

means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.
   For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
   Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
   To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit" and the "Spousal Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits.
   When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95th birthday (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.
   Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
   Please note, you may not annuitize within the first Annuity Year.

Option 1

ANNUITY PAYMENTS FOR A FIXED PERIOD
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

Option 2

LIFE INCOME ANNUITY OPTION
Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.
   If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OTHER ANNUITY OPTIONS
We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

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Living Benefit Programs

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Pruco Life of New Jersey offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments; or
..   providing spousal continuation of certain benefits.
   The "living benefits" that Pruco Life of New Jersey offers are the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit. Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

   We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- PROTECTED INCOME VALUE
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

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Living Benefit Programs continued

   The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th /birthday or the 7/th /anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/ duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Purchase Credit that is applied to such Purchase Payment in the case of the X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.
   Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

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..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
   Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
   The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Purchase Credit in the case of the X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $ 12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..  The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
 . B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
   The resulting Protected Income Value is: $239,506.64 x (1 - $7,500 / $217,500), or $231,247.79.
..  The Remaining Limit is set to zero (0) for the balance of the first Annuity
   Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on the first anniversary of the Issue Date,
October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
.. The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB ANNUITY PAYMENTS
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95/th /birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd /birthday.
   The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the

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Living Benefit Programs continued

GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

   On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB ANNUITY PAYMENT OPTION 1 -- PAYMENTS FOR LIFE WITH A CERTAIN PERIOD
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 -- PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain. You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

OTHER IMPORTANT CONSIDERATIONS

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the
    Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited

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  investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

ELECTION OF THE PROGRAM
Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

TERMINATION OF THE PROGRAM
The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.
   Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE PROGRAM
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
   The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).
   No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and Spousal Lifetime Five (see "Election of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.
   We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the

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Living Benefit Programs continued

other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE
The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your
Annuity, as applicable, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to
(A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount, and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect the Lifetime Five program at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 3/rd /anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 3/rd /anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.
   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current
Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
   An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 3/rd/ Annuity Anniversary following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3/rd/ Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five

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has changed for new purchasers, you may be subject to the new charge at the time of such step-up.
   The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a proportional basis (see examples below) for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and associated Purchase Credits in the case of the X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
   The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the

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Living Benefit Programs continued

  Annual Income Amount to subsequent Annuity Years. However, because the
   Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five.
   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000
   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than both the Annual Income Amount and the
Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount
   ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
  (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) X $18,550 = $489 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750 / ($263,000 - $13,250) X $13,250 = $623
   Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

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..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal / Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
If the Annual Income Amount ($13,250) is withdrawn each year starting on
March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2010 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2010, then the following values would result:
..   Protected Withdrawal Value = Account Value on February 1, 2010 = $280,000
..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
..   If the step-up request on February 1, 2010 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. 5% of the Account Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Account Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above.
..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the

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Living Benefit Programs continued

     Annual Income Amount. We make such annuity payments until the Annuitant's death; or
  (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.
   We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The
    Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then permitted and available option(s) with this program in order to elect and maintain the Lifetime Five program.

ELECTION OF THE PROGRAM
The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.
   Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect Spousal Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.
   We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

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   The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)), or an employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

 Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five (see "Election of the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or Death Benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

   We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- INITIAL PROTECTED WITHDRAWAL VALUE
The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

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Living Benefit Programs continued


KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
   You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3/rd /anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 3/rd /anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
   An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 3/rd/ Annuity Anniversary following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Annual Income Amount will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3/rd/ Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.
   The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.
   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
If a step-up of the Annual Income Amount is requested on February 1, 2010, the request will be accepted because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000. This would also be accurate in the case of an auto step-up because 5% of the Account Value would exceed the Annual Income Amount by more than 5% (5% of $13,250 = $662.50; $13,250 + $662.50 = $13,912.50; $14,000 (greater than) $13,912.50).

BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.
   We must receive your request in a form acceptable to us at our office.
   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
   If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income

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Living Benefit Programs continued

Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then available option(s) that we may permit in order to elect and maintain the Spousal Lifetime Five program.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See "Spousal Owners/Spousal Beneficiaries" and "Spousal Beneficiary
    --Assumption of Annuity" in this Prospectus.

ELECTION OF AND DESIGNATIONS UNDER THE PROGRAM
Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.
   No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.
   The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.
   Currently, if you terminate the program, you will only be permitted to re-elect Spousal Lifetime Five or elect Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.
   We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.
   The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)), or an employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Death Benefit

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".) The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments (and, for the X series, the amount of any
    Purchase Credits received more than 12 months prior to death) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts and the Fixed Rate
    Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, in the case of the X Series).
   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFIT
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.

 Currently, the optional death benefit must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected this death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five, you are not permitted to elect the optional Death Benefit. With respect to the X Series, under certain circumstances, the Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
   Certain of the Portfolios offered as Sub-accounts under the Annuity may not be available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to invest in specific Portfolios if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
  1. the basic Death Benefit described above; and
  2. the Highest Anniversary Value as of the Owner's date of death.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

   If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
  1. the basic Death Benefit described above; and
  2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than (12) months prior to date of death in the case of the X series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

   The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date. The amount calculated in Items 1 & 2 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances.
   Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.
   Key Terms Used with the Highest Anniversary Value Death Benefit:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Purchase Credits applied to such Purchase Payment more than twelve (12) months prior to the date of death, in the case of the X Series) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payment more than twelve (12) months prior to the date of death, in the case of the X Series).
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

ANNUITIES WITH JOINT OWNERS
For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL HAV DEATH BENEFIT? DOES THE OPTIONAL HAV DEATH BENEFIT TERMINATE UNDER OTHER CIRCUMSTANCES?
For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Death Benefit continued

the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
   Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

PAYMENT OF DEATH BENEFIT TO BENEFICIARY
Except in the case of a spousal assumption as described below, in the event of your death, the Death Benefit must be distributed:
..   as a lump sum amount at any time within five (5) years of the date of death; or
..   as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.
   Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments. See the section entitled "What Types of Annuity Options are Available."

SPOUSAL BENEFICIARY -- ASSUMPTION OF ANNUITY
You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.
   See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.
   Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Valuing Your Investment

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
   Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
   There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.
   The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.
   Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

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Valuing Your Investment continued


   Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two
(2) business days. During any period that we are trying to obtain the required information, your money is not invested.

   Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

   Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

   Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.
   Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

   Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Tax Considerations


The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.
   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU
We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.
   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.
   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.
   If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

TAXES ON WITHDRAWALS AND SURRENDER
If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.
   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.
   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS
A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.
   After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Tax Considerations continued


TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2\\ \\or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)
   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES
The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.
   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.
   Tax consequences to the beneficiary vary among the Death Benefit payment options.
..   Choice 1: the beneficiary is taxed on earnings in the contract.
..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

   Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.
   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).
   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION
Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of each Annuity must be diversified, according to certain rules. We believe these diversification rules will be met.
   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.
   Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.
   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.
   If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
   If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
   If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION
You should refer to the Statement of Additional Information if:
..   The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.
..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX-FAVORED PLANS
The following discussion covers annuity contracts held under tax-favored retirement plans.
   Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans

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Tax Considerations continued

(also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.
   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.
   You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

TYPES OF TAX-FAVORED PLANS
IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free-look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.
   Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, as a current contribution for Series B, or if you are age 50 or older, by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 for Series X and L. In 2006 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.
   The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.
   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.
   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a roll-over is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.
   SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

  behalf up to the lesser of (a) $44,000 in 2006 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2006, this limit is $220,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,000 in 2006 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.
   You will also be provided the same information, and have the same
"free-look" period, as you would have if you purchased the contract for a standard IRA.
   ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA.
   Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.
   Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, a Roth IRA for Series B with a current contribution or, for Series X and L, if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 of the current year. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth
IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish.
This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.
   TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,000 in 2006. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. After 2006, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;

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Tax Considerations continued

..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
   In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.
   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).
   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION
If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.
   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.
   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2\\ \\or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2\\ \\or
    5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.) Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING
Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate.
   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS
ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.
   Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.
   Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.
   Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS --QUALIFIED CONTRACTS
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
  Defined Benefit Plans and Money Purchase Pension Plans.
If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
   Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION
For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the "IRA Disclosure Statement" or "Roth IRA Disclosure Statement", as applicable.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

General Information

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHAT IS PRUCO LIFE OF NEW JERSEY?
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.
   Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.
   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2005, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey separate account is 811-07975. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

WHAT IS THE SEPARATE ACCOUNT?
We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS
We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.
   American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS
It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
Pruco Life of New Jersey or our affiliates have entered into agreements with the investment adviser or distributor of certain underlying portfolios. Under the terms of these agreements, Pruco Life of New Jersey, or our affiliates, may provide administrative and/or support services to the portfolios for which it receives a fee of up to 0.55% annually (as of May 1, 2006) of the average assets allocated to the portfolios from the investment adviser, distributor and/or the fund. These agreements may be different

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

General Information continued

for each underlying mutual fund whose portfolios are offered as Sub-accounts.
   In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with each Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing each Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.
   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).
   Each Annuity is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Annuity directly to potential purchasers.
   Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.
   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.
   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
   You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different Annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
   On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

   Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

FINANCIAL STATEMENTS
The financial statements of the separate account and Pruco Life of New Jersey are included in the Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudential.com.
   You can obtain account information by calling our automated response system and at www.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
   Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
   Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuities operations, we are subject to litigation involving

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

General Information continued

class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.
   Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Pruco Life of New Jersey's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   Federal Tax Status
..   State Specific Variations
..   Financial Statements

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Appendix A -- Selecting the Variable Annuity That's Right for You

Pruco Life Insurance Company of New Jersey offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional, or calling 1-888-PRU-2888.

The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..  Your age;
..  The amount of your investment and any planned future deposits into the annuity;
..  How long you intend to hold the annuity (also referred to as investment time horizon);
..  Your desire to make withdrawals from the annuity;
..  Your investment return objectives;
.. The effect of optional benefits that may be elected, and .. Your desire to minimize costs and/or maximize return associated with the annuity.

The following chart outlines some of the different features for each annuity sold actively by Pruco Life of New Jersey in New York. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

Your registered Financial Professional can provide you with the prospectus for the Annuities, and can guide you to Selecting the Variable Annuity That's Right for You.

PRUCO LIFE OF NEW JERSEY ANNUITY PRODUCT COMPARISON

Below is a summary of Pruco of New Jersey's principal, actively sold annuity products. Premier X Series refers to Prudential Premier Variable Annuity X Series, Premier L Series refers to Prudential Premier Variable Annuity L Series and Premier B Series refers to Prudential Premier Variable Annuity B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectus for the Annuities, and the underlying portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Appendix A -- Selecting the Variable Annuity That's Right for You  continued

                             PREMIER X SERIES             PREMIER L SERIES            PREMIER B SERIES
------------------------------------------------------------------------------------------------------------
Minimum Investment     $10,000                       $10,000                     $1,000
------------------------------------------------------------------------------------------------------------
Maximum Issue Age      75                            85                          85
------------------------------------------------------------------------------------------------------------
Contingent Deferred    9 Years (based on date of     4 Years (based on date of   7 Years (based on date of
Sales Charge Schedule  each purchase payment)        each purchase payment)      each purchase payment)
                       (9%, 8.5%, 8%, 7%, 6%,        (7%, 6%, 5%, 4%)            (7%, 6%, 5%, 4%,3%, 2%,
                       5%, 4%, 3%, 2%)                                           1%)
------------------------------------------------------------------------------------------------------------
Insurance Charge       1.55%                         1.50%                       1.15%
------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee Lesser of $30 or 2% of        Lesser of $30 or 2% of      Lesser of $30 or 2% of
                       Account Value*                Account Value*              Account Value*
------------------------------------------------------------------------------------------------------------
Purchase Credit        For Purchase Payments         No                          No
                       made up to and including
                       age 80, 5%, regardless of
                       the purchase payment
                       amount

                       For Purchase Payments
                       between 81-85, 3%,
                       regardless of the payment
                       amount.

                       Recaptured on (i) free-
                       look, or (ii) death occurring
                       within 12 months after
                       date credit is applied.
------------------------------------------------------------------------------------------------------------
Longevity Credit       0.40% of the sum of all       No                          No
                       Purchase Payments that
                       have been in the Annuity
                       for more than 9 years less
                       the cumulative amount of
                       withdrawals made
                       (including CDSC) through
                       the end of the period
                       applied annually beginning
                       on the 10th Annuity
                       Anniversary.
------------------------------------------------------------------------------------------------------------
Fixed Rate Option      Currently offering duration   Currently offering duration Currently offering duration
                       of 1 year only.               of 1 year only.             of 1 year only.
------------------------------------------------------------------------------------------------------------
Variable Investment    American Skandia Trust        AST                         AST
Options                (AST)
------------------------------------------------------------------------------------------------------------

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


                              PREMIER X SERIES           PREMIER L SERIES          PREMIER B SERIES
--------------------------------------------------------------------------------------------------------
Basic Death Benefit     The greater of: Purchase     The greater of: Purchase  The greater of: Purchase
                        Payments minus               Payments minus            Payments minus
                        proportional withdrawals;    proportional withdrawals; proportional withdrawals;
                        and unadjusted Account       and unadjusted Account    and unadjusted Account
                        Value, less an amount        Value                     Value
                        equal to all credits applied
                        within 12 months prior to
                        the date of death
--------------------------------------------------------------------------------------------------------
Optional Death          Highest Anniversary Value    HAV                       HAV
Benefits (for an        (HAV)
additional cost)/1/
--------------------------------------------------------------------------------------------------------
Living Benefits (for an Guaranteed Minimum           GMIB/LT5/SLT5             GMIB/LT5/SLT5
additional cost)/2/     Income Benefit (GMIB)/
                        Lifetime Five (LT5)/
                        Spousal Lifetime Five
                        (SLT5)
--------------------------------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.
..  No subsequent deposits or withdrawals are made from the Annuity.
..  The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:/3/
 . 1.06% based on the fees and expenses of the underlying portfolios as of December 31, 2005. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
 .   The Separate Account level charges refer to the Insurance Charge.
.. The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For Premier X Series, the Annuity Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single purchase payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the Annuity with the highest customer Surrender Value for the Annuity Year. Multiple shaded cells represent a tie between two or more annuities. The L Series annuity, in light of its contingent deferred sales charges and insurance charge, and the fact that (unlike the X Series) it does not offer a Purchase Credit, has the highest surrender value of the three Annuities only in year five. Thus, with regard to surrender value alone, either the B Series or the X Series will provide higher surrender values in years other than year 5. On the other hand, the L Series offers more flexibility with regard to the optional death benefit than the B Series and X Series. For the B Series and the X Series,

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Appendix A -- Selecting the Variable Annuity That's Right for You  continued

the HAV Death Benefit may not be terminated once elected. In contrast, as detailed in the prospectus, the L Series permits the first-time election of the HAV Death Benefit, and the termination of that death benefit, on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary). Please note, however, that the HAV Death Benefit is not available with the Spousal Lifetime Five benefit on any annuity, so unless you elect to terminate the Spousal Lifetime Five benefit on the L Series at the time you choose to elect the HAV Death Benefit, the HAV Death Benefit will not be permitted.

* Annual maintenance fee is waived for Account Values of $100,000 or more.
1)For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.
2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
3)These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: L Series -2.54% and 3.30%; B Series -2.17% and 3.70%, X Series -2.56% and 3.29%.

0% GROSS RATE OF RETURN

               PREMIER X SERIES  PREMIER L SERIES  PREMIER B SERIES
           ---------------------------------------------------------
               ANNUITY SURRENDER ANNUITY SURRENDER ANNUITY SURRENDER
           YR   VALUE    VALUE    VALUE    VALUE    VALUE    VALUE
           ---------------------------------------------------------
            1  102,320  93,320   97,495   90,495   97,832   90,832
           ---------------------------------------------------------
            2   99,701  91,201   95,013   89,013   95,671   89,671
           ---------------------------------------------------------
            3   97,116  89,116   92,593   87,593   93,557   88,557
           ---------------------------------------------------------
            4   94,596  87,596   90,233   86,233   91,489   87,489
           ---------------------------------------------------------
            5   92,141  86,141   87,933   87,933   89,466   86,466
           ---------------------------------------------------------
            6   89,749  84,749   85,691   85,691   87,486   85,486
           ---------------------------------------------------------
            7   87,418  83,418   83,505   83,505   85,550   84,550
           ---------------------------------------------------------
            8   85,146  82,146   81,374   81,374   83,656   83,656
           ---------------------------------------------------------
            9   82,933  80,933   79,296   79,296   81,803   81,803
           ---------------------------------------------------------
           10   81,166  81,166   77,270   77,270   79,991   79,991
           ---------------------------------------------------------
           11   79,444  79,444   75,296   75,296   78,217   78,217
           ---------------------------------------------------------
           12   77,767  77,767   73,371   73,371   76,483   76,483
           ---------------------------------------------------------
           13   76,132  76,132   71,494   71,494   74,786   74,786
           ---------------------------------------------------------
           14   74,540  74,540   69,665   69,665   73,126   73,126
           ---------------------------------------------------------
           15   72,988  72,988   67,881   67,881   71,502   71,502
           ---------------------------------------------------------
           16   71,475  71,475   66,142   66,142   69,913   69,913
           ---------------------------------------------------------
           17   70,002  70,002   64,447   64,447   68,359   68,359
           ---------------------------------------------------------
           18   68,566  68,566   62,794   62,794   66,839   66,839
           ---------------------------------------------------------
           19   67,167  67,167   61,183   61,183   65,352   65,352
           ---------------------------------------------------------
           20   65,803  65,803   59,613   59,613   63,897   63,897
           ---------------------------------------------------------
           21   64,475  64,475   58,081   58,081   62,473   62,473
           ---------------------------------------------------------
           22   63,180  63,180   56,589   56,589   61,081   61,081
           ---------------------------------------------------------
           23   61,919  61,919   55,134   55,134   59,719   59,719
           ---------------------------------------------------------
           24   60,690  60,690   53,715   53,715   58,386   58,386
           ---------------------------------------------------------
           25   59,493  59,493   52,332   52,332   57,083   57,083
           ---------------------------------------------------------

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.06%
c. No optional death benefits or living benefits elected
d. Surrender value assumes surrender 2 days prior to contract anniversary

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS


6% GROSS RATE OF RETURN

               PREMIER X SERIES  PREMIER L SERIES  PREMIER B SERIES
           ---------------------------------------------------------
               ANNUITY SURRENDER ANNUITY SURRENDER ANNUITY SURRENDER
           YR   VALUE    VALUE    VALUE    VALUE    VALUE    VALUE
           ---------------------------------------------------------
            1  108,442   99,442  103,329   96,329  103,685   96,685
           ---------------------------------------------------------
            2  112,007  103,507  106,778  100,778  107,517  101,517
           ---------------------------------------------------------
            3  115,688  107,688  110,342  105,342  111,491  106,491
           ---------------------------------------------------------
            4  119,491  112,491  114,025  110,025  115,611  111,611
           ---------------------------------------------------------
            5  123,419  117,419  117,832  117,832  119,883  116,883
           ---------------------------------------------------------
            6  127,476  122,476  121,765  121,765  124,314  122,314
           ---------------------------------------------------------
            7  131,666  127,666  125,829  125,829  128,908  127,908
           ---------------------------------------------------------
            8  135,994  132,994  130,030  130,030  133,672  133,672
           ---------------------------------------------------------
            9  140,465  138,465  134,370  134,370  138,612  138,612
           ---------------------------------------------------------
           10  145,495  145,495  138,855  138,855  143,734  143,734
           ---------------------------------------------------------
           11  150,691  150,691  143,490  143,490  149,046  149,046
           ---------------------------------------------------------
           12  156,057  156,057  148,280  148,280  154,554  154,554
           ---------------------------------------------------------
           13  161,600  161,600  153,230  153,230  160,266  160,266
           ---------------------------------------------------------
           14  167,325  167,325  158,344  158,344  166,189  166,189
           ---------------------------------------------------------
           15  173,239  173,239  163,630  163,630  172,331  172,331
           ---------------------------------------------------------
           16  179,346  179,346  169,092  169,092  178,699  178,699
           ---------------------------------------------------------
           17  185,655  185,655  174,736  174,736  185,303  185,303
           ---------------------------------------------------------
           18  192,171  192,171  180,569  180,569  192,152  192,152
           ---------------------------------------------------------
           19  198,901  198,901  186,596  186,596  199,253  199,253
           ---------------------------------------------------------
           20  205,852  205,852  192,825  192,825  206,616  206,616
           ---------------------------------------------------------
           21  213,032  213,032  199,262  199,262  214,252  214,252
           ---------------------------------------------------------
           22  220,447  220,447  205,913  205,913  222,170  222,170
           ---------------------------------------------------------
           23  228,107  228,107  212,786  212,786  230,381  230,381
           ---------------------------------------------------------
           24  236,018  236,018  219,889  219,889  238,895  238,895
           ---------------------------------------------------------
           25  244,189  244,189  227,229  227,229  247,723  247,723
           ---------------------------------------------------------

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.06%
c. No optional death benefits or living benefits elected
d. Surrender value assumes surrender 2 days prior to contract anniversary

APPENDIX A

PRUCO LIFE OF NEW JERSEY ANNUITIES PROSPECTUS

Appendix A -- Selecting the Variable Annuity That's Right for You continued


In addition, the following charts indicate the days (measured from the Issue
Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

0% GROSS RATE OF RETURN

PRODUCT NAME                 TOTAL DAYS       YEARS FROM THE ISSUE                DAYS WITHIN
                     IN WHICH PRODUCT'S          DATE IN WHICH THE    THE PERIOD IN WHICH THE
             SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST
---------------------------------------------------------------------------------------------
  L Series               730                          4                          1460
                                                      5                     1461-1825
                                                      6                     1826-2189
---------------------------------------------------------------------------------------------
  B Series             1,095                          6                          2190
                                                      7                     2191-2555
                                                      8                     2556-2920
                                                      9                     2921-3284
---------------------------------------------------------------------------------------------
  X Series             9,125                          9                          3285
                                                     10                     3286-3650
                                                     11                     3651-4015
                                                  12-30                    4016-10950
---------------------------------------------------------------------------------------------

6% GROSS RATE OF RETURN

PRODUCT NAME                 TOTAL DAYS       YEARS FROM THE ISSUE                DAYS WITHIN
                     IN WHICH PRODUCT'S          DATE IN WHICH THE    THE PERIOD IN WHICH THE
             SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST
---------------------------------------------------------------------------------------------
  L Series               365                          4                          1460
                                                      5                     1461-1824
---------------------------------------------------------------------------------------------
  B Series             4,852                          7                     2339-2555
                                                      8                     2556-2919
                                                      9                     3173-3284
                                                     19                     6771-6935
                                                     20                     6957-7300
                                                  21-30                    7301-10950
---------------------------------------------------------------------------------------------
  X Series             5,733                        1-3                        1-1095
                                                      4                     1096-1459
                                                      5                          1825
                                                      6                     1826-2190
                                                      7                     2191-2338
                                                      8                          2920
                                                      9                     2921-3173
                                                  10-18                     3286-6570
                                                     19                     6571-6770
                                                     20                     6936-6956
---------------------------------------------------------------------------------------------

Days listed assume 365 days per year and do not account for Leap Years.

[LOGO]
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2006

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

   The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series"), and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

   This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated May 1, 2006. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             Page
                                                             ----
               Company......................................   2
               Experts......................................   2
               Principal Underwriter........................   2
               Payments Made to Promote Sale of Our Products   2
               Allocation of Initial Purchase Payment.......   3
               Determination of Accumulation Unit Values....   4
               Federal Tax Status...........................   5
               Financial Statements.........................   5
               Separate Account Financial Information.......  A1
               Company Financial Information................  B1

                Pruco Life Insurance       Prudential Annuity
                      Company                Service Center
                   Of New Jersey             P.O. Box 7960
               213 Washington Street         Philadelphia,
                                           Pennsylvania 19176
               Newark, NJ 07102-2992    Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

   Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

   Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

   The financial statements of Pruco Life of New Jersey as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

                             PRINCIPAL UNDERWRITER

   Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

   Because the Prudential Premier Series Annuity was first offered beginning in May 2006, PIMS has received no commissions with respect to that product during the past three calendar years. However, with respect to all individual variable annuities issued through the separate account, PIMS received commissions of $8,230,004, $9,797,213, and $11,138,506 in 2005, 2004, and 2003, respectively.
PIMS retained none of those commissions.

   As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

   In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

   The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

  . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

  . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

  . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

   The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2006) received payment of more than $10,000 with respect to annuity business during the last calendar year. The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Name of Firm:

Citigroup Global Markets, Inc.
FSC Securities Corporation (part of the AIG selling network)*
Merrill Lynch
Royal Alliance Associates, Inc. (part of the AIG selling network)* SunAmerica Securities, Inc. (part of the AIG selling network)*
UBS Financial Services
Wachovia Securities, LLC*

--------
* Also includes payments in connection with products issued by American Skandia Life Assurance Corporation, a Prudential Financial affiliate.

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

   As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

   The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of American Skandia Trust (the "Trust") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

   As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                              FEDERAL TAX STATUS

Other Tax Rules.

   1. Diversification

   The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Annuities meet these diversification requirements.

   2. Investor Control.

   Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that each Annuity qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

   3. Entity Owners.

   Where an annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the annuity will not be taxed as an annuity and increases in the value of the annuity over its cost basis will be subject to tax annually.

   4. Purchase Payments Made Before August 14, 1982.

   If your Annuity was issued in exchange for an annuity containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Annuity. Generally, withdrawals are treated as a recovery of your investment in the Annuity first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

   5. Generation-Skipping Transfers.

   If you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                             FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2005 and 2004

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                       Page No.
                                                                       --------
Financial Statements..................................................

Report of Independent Registered Public Accounting Firm...............    F-2

Financial Statements:.................................................

   Statements of Financial Position - December 31, 2005 and 2004......    F-3

   Statements of Operations and Comprehensive Income Years Ended          F-4
     December 31, 2005, 2004 and 2003.................................

   Statements of Stockholder's Equity - Years Ended December 31,          F-5
     2005, 2004 and 2003..............................................

   Statements of Cash Flows - Years Ended December 31, 2005, 2004 and     F-6
     2003.............................................................

   Notes to Financial Statements......................................    F-7

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2005 and December 31, 2004 and the results of its operations and its cash flows for the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

PricewaterhouseCoopers LLP
New York, New York
March 24, 2006

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2005 and December 31, 2004 (in thousands, except share amounts)

                                                            2005       2004
                                                         ---------- ----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2005 - $994,412; 2004 - $874,200).... $  995,866 $  903,685
Policy loans............................................    155,705    153,359
Short-term investments..................................     23,501     44,549
Commercial loans........................................     20,353         --
Other long-term investments.............................      2,796      1,977
                                                         ---------- ----------
   Total investments....................................  1,198,221  1,103,570
Cash and cash equivalents...............................    116,040    108,117
Deferred policy acquisition costs.......................    225,572    183,219
Accrued investment income...............................     16,585     15,045
Reinsurance recoverables................................     92,277     67,411
Receivables from parent and affiliates..................     11,898     17,152
Deferred sales inducements and other assets.............     16,285     13,789
Separate account assets.................................  2,287,786  2,112,866
                                                         ---------- ----------
TOTAL ASSETS............................................  3,964,664 $3,621,169
                                                         ========== ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.........................    841,822 $  816,350
Future policy benefits and other policyholder
  liabilities...........................................    203,422    169,744
Cash collateral for loaned securities...................     86,530     74,527
Securities sold under agreement to repurchase...........      1,708     24,754
Income taxes payable....................................     73,050     76,878
Short term debt from affiliates.........................     52,994         --
Payable to parent and affiliates........................      2,865        534
Other liabilities.......................................     69,379     27,254
Separate account liabilities............................  2,287,786  2,112,866
                                                         ---------- ----------
Total liabilities.......................................  3,619,556  3,302,907
                                                         ---------- ----------
COMMITMENT AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($5 par value; 400,000 shares,
  authorized; issued and outstanding; December 31, 2005
  and December 31, 2004)................................      2,000      2,000
Paid-in capital.........................................    168,689    168,810
Deferred compensation...................................         --       (152)
Retained earnings.......................................    173,584    134,358
Accumulated other comprehensive income..................        835     13,246
                                                         ---------- ----------
Total stockholder's equity..............................    345,108    318,262
                                                         ---------- ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.............. $3,964,664 $3,621,169
                                                         ========== ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2005, 2004 and 2003 (in thousands)

                                                    2005      2004      2003
                                                  --------  --------  --------
REVENUES

Premiums......................................... $  8,356  $ 29,335  $ 33,183
Policy charges and fee income....................   60,400    75,340    69,592
Net investment income............................   60,197    52,499    45,148
Realized investment (losses)/gains, net..........     (329)    1,885      (838)
Asset management fees............................    7,018     4,976     4,029
Other income.....................................    2,148     1,947     1,717
                                                  --------  --------  --------
Total revenues...................................  137,790   165,982   152,831
                                                  --------  --------  --------
BENEFITS AND EXPENSES

Policyholders' benefits..........................   15,009    39,949    45,472
Interest credited to policyholders' account
  balances.......................................   29,819    29,324    22,641
General, administrative and other expenses.......   40,145    60,742    55,167
                                                  --------  --------  --------
Total benefits and expenses......................   84,973   130,015   123,280
                                                  --------  --------  --------
Income from operations before income taxes and
  cumulative effect of accounting change.........   52,817    35,967    29,551
                                                  --------  --------  --------
Income taxes:
   Current.......................................    6,441    14,584   (15,103)
   Deferred......................................    7,151    (4,216)   24,037
                                                  --------  --------  --------
Total income tax expense.........................   13,592    10,368     8,934
                                                  --------  --------  --------
Income from Operations Before Cumulative Effect
  of Accounting Change...........................   39,225    25,599    20,617

Cumulative effect of accounting change, net of
  taxes..........................................       --      (184)       --
                                                  --------  --------  --------
NET INCOME.......................................   39,225    25,415    20,617
                                                  --------  --------  --------
Accumulated other comprehensive (Loss) income,
  net of tax
Change in net unrealized investment gains, net
  of taxes.......................................  (12,411)     (479)    3,483
Cumulative effect of accounting change, net of
  taxes..........................................       --       547        --
                                                  --------  --------  --------
Accumulated other comprehensive (Loss) income,
  net of taxes...................................  (12,411)       68     3,483
                                                  --------  --------  --------
COMPREHENSIVE INCOME............................. $ 26,814  $ 25,483  $ 24,100
                                                  ========  ========  ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Periods Ended December 31, 2005, 2004 and 2003 (in thousands)

                                                                                  Accumulated
                                                Additional                           Other         Total
                                         Common Paid - in    Deferred   Retained Comprehensive Stockholder's
                                         Stock   Capital   Compensation Earnings Income (Loss)    Equity
                                         ------ ---------- ------------ -------- ------------- -------------
Balance, January 1, 2003................ $2,000  $128,689     $  --     $ 88,326   $  9,695      $228,710

   Net income...........................     --        --        --       20,617         --        20,617

   Contribution from Parent.............     --    40,000        --           --         --        40,000

   Stock-based compensation programs....     --        53      (108)          --         --           (55)
   Change in net unrealized investment
     gains, net of taxes................     --        --        --           --      3,483         3,483
                                         ------  --------     -----     --------   --------      --------
Balance, December 31, 2003..............  2,000   168,742      (108)     108,943     13,178       292,755

   Net income...........................     --        --        --       25,415         --        25,415
   Stock-based compensation programs....     --        68       (44)          --         --            24
   Cumulative effect of accounting
     change, net of taxes...............     --        --        --           --        547           547
   Change in net unrealized investment
     gains, net of taxes................     --        --        --           --       (479)         (479)
                                         ------  --------     -----     --------   --------      --------
Balance, December 31, 2004..............  2,000   168,810      (152)     134,358     13,246       318,262

   Net income...........................     --        --        --       39,226         --        39,226
   Stock-based compensation programs....     --      (121)      152           --         --            31
   Cumulative effect of accounting
     change, net of taxes...............     --        --        --           --         --            --
   Change in net unrealized investment
     gains, net of taxes................     --        --        --           --    (12,411)      (12,411)
                                         ------  --------     -----     --------   --------      --------
Balance, December 31, 2005.............. $2,000  $168,689     $  --     $173,584   $    835      $345,108
                                         ======  ========     =====     ========   ========      ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2005, 2004 and 2003 (in thousands)

                                                            2005       2004       2003
                                                         ---------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income........................................... $  39,225  $  25,415  $  20,617
   Adjustments to reconcile net income to net
     cash (used in) provided by operating
     activities:........................................
       Policy charges and fee income....................   (11,739)   (16,862)   (15,319)
       Interest credited to policyholders'
         account balances...............................    29,819     29,324     22,641
       Realized investment losses (gains), net..........       329     (1,885)       838
       Amortization and other non-cash items............     3,937      8,743      3,859
       Cumulative effect of accounting change...........        --        184         --
       Change in:.......................................
          Future policy benefits and other
            insurance liabilities.......................    33,677     30,691     24,701
          Reinsurance recoverable.......................   (24,866)   (49,561)    (9,671)
          Accrued investment income.....................    (1,540)      (784)    (2,344)
          Receivables from parent and affiliates........     5,254         21         13
          Payable to parent and affiliates..............     2,331        431         42
          Deferred policy acquisition costs.............   (30,393)     1,773    (43,138)
          Income taxes payable..........................     2,855     25,877     15,778
          Other, net....................................   (11,738)       713     (2,887)
                                                         ---------  ---------  ---------
Cash Flows From Operating Activities....................    37,151     54,080     15,130
                                                         ---------  ---------  ---------
CASH FLOWS Used in INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:.......
       Fixed maturities available for sale..............   777,293    449,427    314,546
       Policy loans.....................................    17,487     19,023     21,429
       Commercial loans.................................        89         --         --
   Payments for the purchase of:........................
       Fixed maturities available for sale..............  (901,755)  (550,489)  (533,088)
       Policy loans.....................................   (13,004)   (10,994)   (10,781)
       Commercial loans.................................   (20,442)        --         --
   Other long-term investments, net.....................      (852)       (86)     1,083
   Short term investments, net..........................    18,005      5,712    (14,254)
                                                         ---------  ---------  ---------
Cash Flows (Used In) Investing Activities...............  (123,179)   (87,407)  (221,065)
                                                         ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES:

   Policyholders' account deposits......................   179,705    222,751    216,651
   Policyholders' account withdrawals...................  (175,324)  (159,664)   (76,819)
   Proceeds from short-term debt issued.................   139,994         --         --
   Repayments of short-term debt........................   (87,000)        --         --
   Cash collateral for loaned securities, net...........    12,003     (4,328)    53,820
   Securities sold under agreements to
     repurchase, net....................................   (23,046)    10,271    (17,230)
   Contribution from Parent.............................        --         --     40,000
   Cash payments to eligible policyholders..............        --         --         --
   Net change in financing arrangements
     (maturities 90 days or less).......................    47,619       (133)       578
                                                         ---------  ---------  ---------
Cash Flows From Financing Activities....................    93,951     68,897    217,000
                                                         ---------  ---------  ---------
Net increase in cash and cash equivalents...............     7,923     35,570     11,065
Cash and cash equivalents, beginning of year............   108,117     72,547     61,482
                                                         ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.................. $ 116,040  $ 108,117  $  72,547
                                                         =========  =========  =========
       SUPPLEMENTAL CASH FLOW INFORMATION...............
   Income taxes paid (received).........................    10,737    (15,510)    (6,828)
                                                         ---------  ---------  ---------

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, "the Company," is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, "Pruco Life", a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, "Prudential Financial."

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Share-Based Compensation

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," that replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation." SFAS
No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees, except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). The Company had previously adopted the fair value recognition provision of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The Company will adopt SFAS No. 123(R) on January 1, 2006. By that date, there will be no unvested stock options issued prior to January 1, 2003.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (losses), net." also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by the Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 to the Financial Statements for additional information about these arrangements.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2005 and 2004, deferred sales inducement costs included in other assets were $14 million and $11 million, respectively.

Other assets and other liabilities

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Amounts received as payment for deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"). The PSF are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Balance Sheets, except for embedded derivatives, which are recorded in the balance sheet with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2005, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's financial position and results of operations.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's current policy is generally to record income only as cash is received following an impairment of a debt security. The Company will adopt this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $0.2 million, net of $0.1 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended
December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Accumulated other comprehensive income, net of taxes" of $0.5 million, net of $0.3 million of taxes, for the year ended December 31, 2005. Upon adoption of SOP 03-1, approximately $40 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in "Separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                     2005
                                                   ----------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- --------
                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies............ $ 14,767   $   158    $    45   $ 14,880
Foreign government bonds..........................   11,471       722         --     12,193
Corporate securities..............................  847,983    12,286     10,068    850,201
Mortgage-backed securities........................  120,191        87      1,686    118,592
                                                   --------   -------    -------   --------
Total fixed maturities, available for sale........ $994,412   $13,253    $11,799   $995,866
                                                   ========   =======    =======   ========

                                                                     2004
                                                   ----------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- --------
                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies............ $ 40,178   $   527     $   94   $ 40,611
Foreign government bonds..........................       --        --         --         --
Corporate securities..............................  795,984    30,808      1,788    825,004
Mortgage-backed securities........................   38,038       200        168     38,070
                                                   --------   -------     ------   --------
Total fixed maturities, available for sale........ $874,200   $31,535     $2,050   $903,685
                                                   ========   =======     ======   ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2005, is shown below:

                                              Available for Sale
                                              ------------------
                                              Amortized  Fair
                                                Cost     Value
                                              --------- --------
                                                (in thousands)
Due in one year or less...................... $ 80,039  $ 80,307
Due after one year through five years........  313,289   313,977
Due after five years through ten years.......  349,272   350,481
Due after ten years..........................  131,621   132,509
Mortgage-backed securities...................  120,191   118,592
                                              --------  --------
Total........................................ $994,412  $995,866
                                              ========  ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2005, 2004, and 2003 were $649 million, $394 million, and $275 million, respectively. Gross gains of $4 million, $6 million, and $2 million, and gross losses of $5 million, $4 million, and $2 million were realized on those sales during 2005, 2004, and 2003, respectively. Proceeds from maturities of fixed maturities available for sale during 2005, 2004, and 2003 were $128 million, and $56 million, and $39 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $0 million, and $2 million for the years 2005, 2004 and 2003, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                     2005     2004     2003
                                                   -------  -------  -------
                                                         (in thousands)
Fixed maturities, available for sale.............. $52,085  $44,375  $36,587
Policy loans......................................   8,523    8,443    8,463
Commercial loans..................................     415       --       --
Short-term investments and cash equivalents.......   3,660    1,733    1,430
Other.............................................     625      272      535
                                                   -------  -------  -------
Gross investment income...........................  65,308   54,823   47,015
Less investment expenses..........................  (5,111)  (2,324)  (1,867)
                                                   -------  -------  -------
Net investment income............................. $60,197  $52,499  $45,148
                                                   =======  =======  =======

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                    2005   2004     2003
                                                   -----  ------  -------
                                                       (in thousands)
Fixed maturities, available for sale.............. $(316) $2,024  $(1,123)
Derivatives and other.............................   (13)   (139)     285
                                                   -----  ------  -------
Realized investment losses, net................... $(329) $1,885  $  (838)
                                                   =====  ======  =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements


3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Accumulated other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Accumulated other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                    Accumulated other
                                                                                                      Comprehensive
                                                                                                      Income (Loss)
                                                              Deferred                   Deferred    Related to Net
                                              Net Unrealized   policy    Policyholders' Income Tax     Unrealized
                                              Gains (Losses) Acquisition    Account     (Liability)    Investment
                                              on Investments    Costs       Balances      Benefit    Gains (Losses)
                                              -------------- ----------- -------------- ----------- -----------------
                                                                          (in thousands)
Balance, December 1, 2002....................    $ 28,035     $(16,262)     $ 3,375       $(5,453)      $  9,695

   Net investment gains (losses) on
     investments arising during the period...       7,160           --           --        (2,577)         4,583

   Reclassification adjustment for gains
     (losses) included in net income.........       1,123           --           --          (404)           719

   Impact of net unrealized investment Gains
     (losses) on deferred policy acquisition
     costs...................................          --       (3,662)          --         1,318         (2,344)

   Impact of net unrealized investment gains
     (losses) on policyholders' account
     balances................................          --           --          821          (296)           525
                                                 --------     --------      -------       -------       --------
Balance, December 31, 2003...................      36,318      (19,924)       4,196        (7,412)        13,178

   Net investment gains (losses) on
     investments arising during the period...      (4,798)          --           --         2,043         (2,755)

   Reclassification adjustment for gains
     (losses) included in net income.........      (2,024)          --           --           708         (1,316)

   Impact of net unrealized investment gains
     (losses) on deferred policy acquisition
     costs...................................          --        8,075           --        (3,026)         5,049

   Impact of net unrealized investment gains
     (losses) on policyholders' account
     balances................................          --           --       (1,465)          555           (910)
                                                 --------     --------      -------       -------       --------
Balance, December 31, 2004...................      29,496      (11,849)       2,731        (7,132)        13,246

   Net investment gains (losses) on
     investments arising during the period...     (28,357)          --           --         9,926        (18,431)

   Reclassification adjustment for gains
     (losses) included in net income.........         314           --           --          (111)           203

   Impact of net unrealized investment gains
     (losses) on deferred policy acquisition
     costs...................................          --       11,961           --        (4,186)         7,775

   Impact of net unrealized investment gains
     (losses) on policyholders' account
     balances................................          --           --       (3,012)        1,054         (1,958)
                                                 --------     --------      -------       -------       --------
Balance, December 31, 2005...................    $  1,453     $    112      $  (281)      $  (449)      $    835
                                                 ========     ========      =======       =======       ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 and 2004 respectively:

                                                 Less than twelve    Twelve months or
                                                      months               more               Total
                                                ------------------- ------------------ -------------------
                                                 Fair    Unrealized  Fair   Unrealized  Fair    Unrealized
                                                 Value     Losses    Value    Losses    Value     Losses
                                                -------- ---------- ------- ---------- -------- ----------
                                                                      (in thousands)
Fixed maturities, available for sale: 2005
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.... $  7,678  $    22   $   899   $   23   $  8,577  $    45
Corporate securities...........................  436,319    8,410    53,409    1,658    489,728   10,068
Mortgage-backed securities.....................  101,510    1,627     2,000       59    103,510    1,686
                                                --------  -------   -------   ------   --------  -------
Total.......................................... $545,507  $10,059   $56,308   $1,740   $601,815  $11,799
                                                ========  =======   =======   ======   ========  =======
Fixed maturities, available for sale: 2004
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.... $ 23,744  $    94   $    --   $   --   $ 23,744  $    94
Corporate securities...........................  208,780    1,721     3,606       67    212,386    1,788
Mortgage-backed securities.....................   25,005      168        --       --     25,005      168
                                                --------  -------   -------   ------   --------  -------
Total.......................................... $257,529  $ 1,983   $ 3,606   $   67   $261,135  $ 2,050
                                                ========  =======   =======   ======   ========  =======

As of December 31, 2005, gross unrealized losses on fixed maturities totaled approximately $12 million comprising 232 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 189 issuers and $2 million in the greater than twelve months category comprising 43 issuers. There were no individual issuers with gross unrealized losses greater than $0.51 million. $9 million of gross unrealized losses is comprised of investment grade securities. $1 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2005.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2005 and 2004, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $86.3 million and $96 million, respectively.

Fixed maturities of $0.5 million at December 31, 2005 and 2004 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                2005      2004      2003
                                              --------  --------  --------
                                                     (in thousands)
Balance, beginning of year................... $183,219  $176,529  $137,053
Capitalization of commissions, sales and
  issue expenses.............................   39,238    21,374    60,669
Amortization.................................   (8,846)  (23,147)  (17,531)
Change in unrealized investment gains........   11,961     8,463    (3,662)
                                              --------  --------  --------
Balance, end of year......................... $225,572  $183,219  $176,529
                                              ========  ========  ========

Deferred acquisition costs in 2005 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $14 million and $4 million, respectively, in 2005.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                2005     2004
                                              -------- --------
                                               (in thousands)
Life insurance............................... $196,756 $163,064
Individual and group annuities...............    4,733    4,595
Other contract liabilities...................    1,933    2,085
                                              -------- --------
Total future policy benefits................. $203,422 $169,744
                                              ======== ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 5.25% to 8.75%, with 10% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.85% to 6.30%.

Policyholders' account balances at December 31 are as follows:

                                                2005     2004
                                              -------- --------
                                               (in thousands)
Interest-sensitive life contracts............ $456,366 $417,736
Individual annuities.........................  308,146  320,605
Guaranteed investment contracts and
  guaranteed interest accounts...............   37,333   39,380
Dividend accumulations and other.............   39,977   38,629
                                              -------- --------
Total policyholders' account balances........ $841,822 $816,350
                                              ======== ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 4.85%. Interest crediting rates for individual annuities range from 1.50% to 11.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 2.35% to 3.50% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements does not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after October 3, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                   2005      2004      2003
                                                 --------  --------  --------
                                                        (in thousands)
Direct premiums and policy charges and fee
  income........................................ $162,830  $142,492  $113,955
Reinsurance ceded...............................  (94,074)  (37,817)  (11,180)
                                                 --------  --------  --------
Premiums and policy charges and fee income...... $ 68,756  $104,675  $102,775
                                                 ========  ========  ========
Policyholders' benefits ceded................... $ 41,641  $ 20,028  $ 11,223
                                                 ========  ========  ========

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2005 and 2004 were $92 million and $67 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                             2005          2004          2003
                                         ------------  ------------  ------------
                                                      (in thousands)
Life insurance face amount in force..... $ 52,930,588  $ 42,903,082  $ 31,868,113
Ceded...................................  (46,406,195)  (37,708,317)  (17,782,119)
                                         ------------  ------------  ------------
Net amount of life insurance in force... $  6,524,393  $  5,194,765  $ 14,085,994
                                         ============  ============  ============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                      2005     2004     2003
                                                     ------- -------  --------
                                                           (in thousands)
Current tax (benefit) expense:
   U.S.............................................. $ 6,441 $14,639  $(15,103)
   State and local..................................      --     (55)       --
                                                     ------- -------  --------
Total...............................................   6,441  14,584   (15,103)
                                                     ------- -------  --------
Deferred tax expense:
   U.S..............................................   7,151  (2,640)   23,735
   State and local..................................      --  (1,576)      302
                                                     ------- -------  --------
Total...............................................   7,151  (4,216)   24,037
                                                     ------- -------  --------
Total income tax expense............................ $13,592 $10,368  $  8,934
                                                     ======= =======  ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                       2005     2004     2003
                                                     -------  -------  -------
                                                           (in thousands)
Expected federal income tax expense................. $18,486  $12,589  $10,343
IRS settlement for examination period 1997 to 2001..  (2,769)      --       --
State and local income taxes........................      --   (1,060)     197
Non taxable investment income.......................  (2,979)  (1,240)  (2,583)
Other...............................................     854       79      977
                                                     -------  -------  -------
Total income tax expense............................ $13,592  $10,368  $ 8,934
                                                     =======  =======  =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2005    2004
                                              ------- -------
                                              (in thousands)
Deferred tax assets
   Investments............................... $ 1,670 $ 1,661
   Other.....................................     774     841
                                              ------- -------
   Deferred tax assets.......................   2,444   2,502
                                              ------- -------
Deferred tax liabilities
   Insurance reserves........................ $ 1,942 $ 3,249
   Deferred acquisition costs................  57,917  46,936
   Net unrealized gains on securities........     508  10,324
   Other.....................................   3,761   3,209
                                              ------- -------
   Deferred tax liabilities..................  64,128  63,718
                                              ------- -------
Net deferred tax liability................... $61,684 $61,216
                                              ======= =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

On January 26, 2006, the Internal Revenue Service ("IRS") officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company's statement of operations for the year ended December 31, 2005 includes an income tax benefit of $2.8 million, reflecting a reduction in the Company's liability for income taxes. The consolidated federal income tax returns for the 2002 and 2003 periods are currently under examination.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with contractually guaranteed death benefits market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005, and 2004 the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2005, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                     December 31, 2005               December 31, 2004
                                              ------------------------------- -------------------------------
                                              In the Event At Annuitization / In the Event At Annuitization /
                                                of Death      Accumulation      of Death      Accumulation
                                              ------------ ------------------ ------------ ------------------
                                                  (dollars in thousands)          (dollars in thousands)
Variable Annuity Contracts...................

Return of net deposits
Account value................................  $ 303,639              N/A      $ 239,825              N/A
Net amount at risk...........................  $     102              N/A      $     395              N/A
   Average attained age of contractholders...   62 years              N/A       61 years              N/A

Minimum return or anniversary contract value
Account value................................  $ 747,305       $  139,073      $ 743,506       $   68,612
Net amount at risk...........................  $  42,256       $        2      $  67,040       $        0
   Average attained age of contractholders...   63 years         57 years       63 years         56 years
Average period remaining until earliest
  expected annuitization.....................        N/A        6.4 years                       6.5 years

Market value adjusted annuities..............

                                               Unadjusted       Adjusted       Unadjusted       Adjusted
                                                 Value           Value           Value           Value
                                              ------------ ------------------ ------------ ------------------
Account value................................  $  31,264       $   31,842      $  34,053       $   35,885

                                              December 31, December 31,
                                                  2005         2004
                                              ------------ ------------
                                                In the Event of Death
                                              -------------------------
                                               (dollars in thousands)
Variable Life, Variable Universal Life and
  Universal Life Contracts...................

No Lapse Guarantees..........................
Separate account value.......................  $  427,765   $  417,967
General account value........................  $   83,961   $   65,494
Net amount at risk...........................  $5,922,134   $5,329,909
Average attained age of contractholders......    43 years     42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                              December 31, December 31,
                                                  2005         2004
                                              ------------ ------------
                                               (dollars in thousands)
Equity funds.................................   $638,156     $550,374
Bond funds...................................     70,859       77,660
Balanced funds...............................     20,264       17,431
Money market funds...........................     18,538       23,123
Specialty funds..............................      1,605           --
                                                --------     --------
   Total.....................................   $749,422     $668,588
                                                ========     ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $428 million at December 31, 2005.

In addition to the above mentioned amounts invested in separate account investment options, $301.5 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") and guaranteed minimum income and withdrawal benefits are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                               (GMDB)  (GMIB)  Total
                                              -------  ------ -------
                                                   (in thousands)
Balance as of January 1, 2004................ $ 1,633     --  $ 1,633
   Incurred guarantee benefits...............     762    126      888
   Paid guarantee benefits...................  (1,154)    --   (1,154)
                                              -------   ----  -------
Balance as of December 31, 2004.............. $ 1,241    126  $ 1,367
   Incurred guarantee benefits...............   1,809    189    1,998
   Paid guarantee benefits...................    (701)    --     (701)
                                              -------   ----  -------
Balance as of December 31, 2005.............. $ 2,349   $315  $ 2,664
                                              =======   ====  =======

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contract holder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred sales inducements and other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                             Sales
                                          Inducements
                                         --------------
                                         (in thousands)
Balance as of January 1, 2004...........    $ 7,879
   Capitalization.......................      4,461
   Amortization.........................     (1,225)
                                            -------
Balance as of December 31, 2004.........     11,115
   Capitalization.......................      3,863
   Amortization.........................     (1,362)
                                            -------
Balance as of December 31, 2005.........    $13,616
                                            =======

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $1 million, $57 million, and $(60) million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory surplus of the Company amounted to $142 million and $148 million at December 31, 2005 and 2004, respectively. The statutory loss in 2003 was primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, "Codification," which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There is no capacity to pay a dividend in 2006 and there have been no dividend payments to the Company's parent in 2005, 2004 or 2003. The Company received a $40 million capital contribution from its Parent during 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                    2005                  2004
                                            --------------------- ---------------------
                                             Carrying              Carrying
                                              Value    Fair Value   Value    Fair Value
                                            ---------- ---------- ---------- ----------
                                                          (in thousands)
Financial assets:

   Fixed maturities, available for sale.... $  995,866 $  995,866 $  903,685 $  903,685
   Policy loans............................    155,705    168,708    153,359    175,090
   Short-term investments..................     23,501     23,501     44,549     44,549
   Commercial loans........................     20,353     20,353         --         --
   Cash and cash equivalents...............    116,040    116,040    108,117    108,117
   Separate account assets.................  2,287,786  2,287,786  2,112,866  2,112,866

Financial liabilities:
   Investment contracts....................    385,569    385,569 $  398,615 $  398,615
   Cash collateral for loaned securities...     86,530     86,530     74,527     74,527
   Securities sold under agreements to
     repurchase............................      1,708      1,708     24,754     24,754
   Short term debt to affiliates...........     52,994     52,944         --         --
   Separate account liabilities............  2,287,786  2,287,786  2,112,866  2,112,866

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are settled on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures through regulated exchanges and these positions are marked to market on a daily basis.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $6 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $17 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company's litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates.

Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation and regulatory matters is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses in 2005 reflect a change in allocations implemented during the fourth quarter of 2005. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (Continued)

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $0.3 million and $0.3 million in 2005 and 2004, respectively.

The Company's share of net expense for the pension plans was $.6 million and $.7 million for the twelve months ended December 31, 2005 and twelve months ended December 31, 2004, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $470 million and $462 million at December 31, 2005 and December 31, 2004, respectively. Fees related to the COLI policies were $5 million, $4 million and $3 million for the years ending December 31, 2005, 2004 and 2003, respectively.

Reinsurance with Affiliates

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $85 million and $56 million as of December 31, 2005 and December 31, 2004, respectively. Premiums ceded to PARCC in 2005 and 2004 were $70 million and $25 million, respectively. Benefits ceded in 2005 and 2004 were $19 million and $15 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverable related to this agreement was $7 million and $8 million as of December 31, 2005 and December 2004 respectively. Premiums and fees ceded to Prudential Insurance in 2005, 2004 and 2003 were $24 million, $1 million and $1 million, respectively. Benefits ceded in 2005, 2004 and 2003 were $22 million, $3 million, respectively, and none in 2003. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

During the fourth quarter of 2005, the Company entered into a new reinsurance agreement with Pruco Reinsurance, Ltd as part of its risk management and capital management strategies for annuities. This agreement became effective on October 3, 2005, and provides for the 100% reinsurance of its Lifetime Five benefit feature.

Debt Agreements

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2005 and 2004, there was $88 million and $99 million, respectively, of asset-based financing. There was $53 million of debt outstanding to Prudential Funding, LLC as of December 31, 2005 as compared to none at December 31, 2004. Interest expense related to this agreement was $1 million in 2005, with related interest charged at a variable rate ranging from 3.10% to 4.40%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2005 and 2004 are summarized in the table below:

                                                              Three months ended
                                                   -----------------------------------------
                                                   March 31 June 30 September 30 December 31
                                                   -------- ------- ------------ -----------
                                                               (in thousands)
2005
Total revenues.................................... $33,075  $35,883   $33,059      $35,773
Total benefits and expenses.......................  26,118   24,867     7,830       26,159
Income from operations before income taxes and
  cumulative effect of accounting change..........   6,957   11,016    25,229        9,614
Net income........................................   6,931    7,834    18,142        6,318
                                                   =======  =======   =======      =======

                                                               (in thousands)
2004
Total revenues.................................... $43,919  $45,136   $39,306      $37,621
Total benefits and expenses.......................  34,118   38,485    32,342       25,070
Income from operations before income taxes and
  cumulative effect of accounting change..........   9,801    6,651     6,964       12,551
Net income........................................   6,912    4,774     6,432        7,297
                                                   =======  =======   =======      =======

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2005


                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------

                                          PRUDENTIAL       PRUDENTIAL                                               PRUDENTIAL HIGH
                                         MONEY MARKET   DIVERSIFIED BOND    PRUDENTIAL EQUITY    PRUDENTIAL VALUE      YIELD BOND
                                          PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                         ------------   ----------------    -----------------    ----------------   ---------------
ASSETS
 Investment in the portfolios, at
  value..............................    $18,537,757       $45,523,948         $42,334,034         $45,457,116        $22,970,996
                                         -----------       -----------         -----------         -----------        -----------
 Net Assets..........................    $18,537,757       $45,523,948         $42,334,034         $45,457,116        $22,970,996
                                         ===========       ===========         ===========         ===========        ===========

NET ASSETS, representing:
 Accumulation units..................    $18,537,757       $45,523,948         $42,334,034         $45,457,116        $22,970,996
                                         -----------       -----------         -----------         -----------        -----------
                                         $18,537,757       $45,523,948         $42,334,034         $45,457,116        $22,970,996
                                         ===========       ===========         ===========         ===========        ===========

 Units outstanding...................     16,041,468        28,661,454          23,618,562          20,451,192         15,050,813
                                         ===========       ===========         ===========         ===========        ===========

 Portfolio shares held...............      1,853,776         4,153,645           1,718,102           1,980,702          4,392,160
 Portfolio net asset value per share.    $     10.00       $     10.96         $     24.64         $     22.95        $      5.23
 Investment in portfolio shares, at
  cost...............................    $18,537,757       $46,142,076         $47,254,767         $40,485,342        $27,915,590


STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------

                                          PRUDENTIAL       PRUDENTIAL                                               PRUDENTIAL HIGH
                                         MONEY MARKET   DIVERSIFIED BOND    PRUDENTIAL EQUITY    PRUDENTIAL VALUE      YIELD BOND
                                          PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                         ------------   ----------------    -----------------    ----------------   ---------------
INVESTMENT INCOME
 Dividend income.....................    $   582,176       $ 2,548,906         $   396,321         $   586,928        $ 1,664,295
                                         -----------       -----------         -----------         -----------        -----------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration........        299,874           674,409             578,246             596,798            341,839
                                         -----------       -----------         -----------         -----------        -----------

NET INVESTMENT INCOME (LOSS).........        282,302         1,874,497            (181,925)             (9,870)         1,322,456
                                         -----------       -----------         -----------         -----------        -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
 Capital gains distributions received              0           361,013                   0                   0                  0
 Realized gain (loss) on shares
  redeemed...........................              0            21,898          (1,399,206)            138,663         (1,047,317)
 Net change in unrealized gain (loss)
  on investments.....................              0        (1,367,906)          5,514,800           5,877,230            175,745
                                         -----------       -----------         -----------         -----------        -----------

NET GAIN (LOSS) ON INVESTMENTS.......              0          (984,995)          4,115,594           6,015,893           (871,572)
                                         -----------       -----------         -----------         -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $   282,302       $   889,502         $ 3,933,669         $ 6,006,023        $   450,884
                                         ===========       ===========         ===========         ===========        ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1


                                                        SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PREMIER VIT
 PRUDENTIAL                        PRUDENTIAL    PRUDENTIAL SMALL     T. ROWE PRICE     T. ROWE PRICE      OPCAP       PREMIER VIT
 STOCK INDEX      PRUDENTIAL        JENNISON      CAPITALIZATION      INTERNATIONAL     EQUITY STOCK      MANAGED      OPCAP SMALL
  PORTFOLIO    GLOBAL PORTFOLIO     PORTFOLIO     STOCK PORTFOLIO    STOCK PORTFOLIO      PORTFOLIO      PORTFOLIO    CAP PORTFOLIO
 -----------   ----------------    -----------   ----------------    ---------------    -------------   -----------   -------------

 $54,609,307      $11,330,714      $51,212,800      $10,791,035         $3,683,590       $14,902,684    $15,748,391    $ 9,205,602
 -----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------
 $54,609,307      $11,330,714      $51,212,800      $10,791,035         $3,683,590       $14,902,684    $15,748,391    $ 9,205,602
 ===========      ===========      ===========      ===========         ==========       ===========    ===========    ===========


 $54,609,307      $11,330,714      $51,212,800      $10,791,035         $3,683,590       $14,902,684    $15,748,391    $ 9,205,602
 -----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------
 $54,609,307      $11,330,714      $51,212,800      $10,791,035         $3,683,590       $14,902,684    $15,748,391    $ 9,205,602
 ===========      ===========      ===========      ===========         ==========       ===========    ===========    ===========

  32,972,150        7,149,745       29,303,323        4,605,545          2,806,669         7,461,455     10,029,885      4,416,125
 ===========      ===========      ===========      ===========         ==========       ===========    ===========    ===========

   1,738,596          597,611        2,466,898          504,726            240,600           683,923        365,562        294,297
 $     31.41      $     18.96      $     20.76      $     21.38         $    15.31       $     21.79    $     43.08    $     31.28
 $57,694,521      $11,463,493      $56,724,718      $ 8,130,716         $3,214,556       $13,154,895    $15,100,479    $ 7,848,260





                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PREMIER VIT
PRUDENTIAL                        PRUDENTIAL    PRUDENTIAL SMALL     T. ROWE PRICE     T. ROWE PRICE      OPCAP       PREMIER VIT
STOCK INDEX      PRUDENTIAL        JENNISON      CAPITALIZATION      INTERNATIONAL     EQUITY STOCK      MANAGED      OPCAP SMALL
 PORTFOLIO    GLOBAL PORTFOLIO     PORTFOLIO     STOCK PORTFOLIO    STOCK PORTFOLIO      PORTFOLIO      PORTFOLIO    CAP PORTFOLIO
-----------   ----------------    -----------   ----------------    ---------------    -------------   -----------   -------------

$   815,512      $    61,727      $    49,773      $    63,772         $   54,453       $   241,524    $   198,745    $         0
-----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------



    778,880          147,454          695,751          150,562             46,706           217,302        227,586        131,725
-----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------

     36,632          (85,727)        (645,978)         (86,790)             7,747            24,222        (28,841)      (131,725)
-----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------



  1,384,001                0                0          646,397             11,838           718,321        537,154      1,387,146
   (760,772)        (224,727)      (2,167,386)         394,590             12,507           347,407         41,141        204,927
    951,050        1,741,992        8,801,672         (355,178)           429,941          (716,807)        56,323     (1,699,822)
-----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------

  1,574,279        1,517,265        6,634,286          685,809            454,286           348,921        634,618       (107,749)
-----------      -----------      -----------      -----------         ----------       -----------    -----------    -----------


$ 1,610,911      $ 1,431,538      $ 5,988,308      $   599,019         $  462,033       $   373,143    $   605,777    $  (239,474)
===========      ===========      ===========      ===========         ==========       ===========    ===========    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2005


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                                   JANUS ASPEN
                                                                                    LARGE CAP
                                                                                     GROWTH -        JANUS ASPEN        MFS VIT -
                                              AIM V.I. CORE   AIM V.I. PREMIER    INSTITUTIONAL     INTERNATIONAL     RESEARCH BOND
                                               EQUITY FUND       EQUITY FUND          SHARES       GROWTH PORTFOLIO       SERIES
                                              -------------   ----------------    -------------    ----------------   -------------
ASSETS
 Investment in the portfolios, at value...     $7,966,911        $12,652,405       $12,497,178       $18,433,587        $3,874,154
                                               ----------        -----------       -----------       -----------        ----------
 Net Assets...............................     $7,966,911        $12,652,405       $12,497,178       $18,433,587        $3,874,154
                                               ==========        ===========       ===========       ===========        ==========

NET ASSETS, representing:
 Accumulation units.......................     $7,966,911        $12,652,405       $12,497,178       $18,433,587        $3,874,154
                                               ----------        -----------       -----------       -----------        ----------
                                               $7,966,911        $12,652,405       $12,497,178       $18,433,587        $3,874,154
                                               ==========        ===========       ===========       ===========        ==========

 Units outstanding........................      5,087,410          8,898,082         8,703,049         7,749,435         2,641,273
                                               ==========        ===========       ===========       ===========        ==========

 Portfolio shares held....................        339,740            566,864           599,098           518,672           236,085
 Portfolio net asset value per share......     $    23.45        $     22.32       $     20.86       $     35.54        $    16.41
 Investment in portfolio shares, at cost..     $7,948,972        $15,334,545       $15,874,932       $13,598,616        $4,171,541

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                                   JANUS ASPEN
                                                                                    LARGE CAP
                                                                                    GROWTH --        JANUS ASPEN        MFS VIT --
                                              AIM V.I. CORE   AIM V.I. PREMIER    INSTITUTIONAL     INTERNATIONAL     RESEARCH BOND
                                               EQUITY FUND       EQUITY FUND          SHARES       GROWTH PORTFOLIO       SERIES
                                              -------------   ----------------    -------------    ----------------   -------------
INVESTMENT INCOME
 Dividend income..........................     $  119,332        $   105,339       $    42,931       $   199,873        $   20,170
                                               ----------        -----------       -----------       -----------        ----------

EXPENSES
 Charges to contract owners for assuming
 mortality risk
   and expense risk and for administration        114,537            182,871           179,531           232,381            56,688
                                               ----------        -----------       -----------       -----------        ----------

NET INVESTMENT INCOME (LOSS)..............          4,795            (77,532)         (136,600)          (32,508)          (36,518)
                                               ----------        -----------       -----------       -----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Capital gains distributions received.....              0                  0                 0                 0                 0
 Realized gain (loss) on shares redeemed..        (36,804)          (667,638)         (795,210)          400,973          (116,046)
 Net change in unrealized gain (loss) on
 investments..............................        329,661          1,250,944         1,244,788         4,171,867           394,138
                                               ----------        -----------       -----------       -----------        ----------

NET GAIN (LOSS) ON INVESTMENTS............        292,857            583,306           449,578         4,572,840           278,092
                                               ----------        -----------       -----------       -----------        ----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................     $  297,652        $   505,774       $   312,978       $ 4,540,332        $  241,574
                                               ==========        ===========       ===========       ===========        ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3


                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PRUDENTIAL
                                                                                  DIVERSIFIED
                CREDIT SUISSE     AMERICAN    FRANKLIN SMALL-       PRUDENTIAL    CONSERVATIVE
MFS EMERGING     TRUST GLOBAL    CENTURY VP    MID CAP GROWTH     JENNISON 20/20     GROWTH                        ALLIANCEBERNSTEIN
GROWTH SERIES     SMALL CAP      VALUE FUND      SECURITIES      FOCUS PORTFOLIO   PORTFOLIO     DAVIS VALUE FUND   LARGE CAP GROWTH
-------------   -------------    ----------   ---------------    ---------------  ------------   ----------------  -----------------

 $11,820,602      $2,700,846     $5,766,369      $5,456,311         $6,938,915     $8,512,501       $6,001,448         $1,012,293
 -----------      ----------     ----------      ----------         ----------     ----------       ----------         ----------
 $11,820,602      $2,700,846     $5,766,369      $5,456,311         $6,938,915     $8,512,501       $6,001,448         $1,012,293
 ===========      ==========     ==========      ==========         ==========     ==========       ==========         ==========


 $11,820,602      $2,700,846     $5,766,369      $5,456,311         $6,938,915     $8,512,501       $6,001,448         $1,012,293
 -----------      ----------     ----------      ----------         ----------     ----------       ----------         ----------
 $11,820,602      $2,700,846     $5,766,369      $5,456,311         $6,938,915     $8,512,501       $6,001,448         $1,012,293
 ===========      ==========     ==========      ==========         ==========     ==========       ==========         ==========

   8,519,032       2,101,703      3,039,057       3,461,589          4,824,712      6,305,042        5,418,559          1,549,023
 ===========      ==========     ==========      ==========         ==========     ==========       ==========         ==========

     617,909         208,560        703,216         267,992            462,594        729,435          469,965             38,128
 $     19.13      $    12.95     $     8.20      $    20.36         $    15.00     $    11.67       $    12.77         $    26.55
 $14,590,329      $2,928,721     $4,816,044      $5,684,162         $5,598,007     $9,785,214       $4,845,719         $1,155,615



                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   PRUDENTIAL
                                                                                  DIVERSIFIED
                CREDIT SUISSE     AMERICAN    FRANKLIN SMALL-     PRUDENTIAL      CONSERVATIVE
MFS EMERGING     TRUST GLOBAL    CENTURY VP    MID CAP GROWTH   JENNISON 20/20       GROWTH                       ALLIANCEBERNSTEIN
GROWTH SERIES     SMALL CAP      VALUE FUND      SECURITIES    FOCUS PORTFOLIO     PORTFOLIO    DAVIS VALUE FUND   LARGE CAP GROWTH
-------------   -------------    ----------   ---------------  ---------------    ------------  ----------------  -----------------

 $         0      $        0     $   54,737      $        0       $   15,986       $  260,005      $   57,387         $        0
 -----------      ----------     ----------      ----------       ----------       ----------      ----------         ----------



     164,271          36,315         83,474          78,662           87,458          119,854          83,508             12,582
 -----------      ----------     ----------      ----------       ----------       ----------      ----------         ----------

    (164,271)        (36,315)       (28,737)        (78,662)         (71,472)         140,151         (26,121)           (12,582)
 -----------      ----------     ----------      ----------       ----------       ----------      ----------         ----------



           0               0        633,327               0                0                0               0                  0
    (747,580)       (115,107)       194,470        (121,230)         103,776         (376,765)        146,241            (39,590)
   1,744,384         501,161       (595,826)        356,516        1,116,878          701,045         333,759            167,104
 -----------      ----------     ----------      ----------       ----------       ----------      ----------         ----------

     996,804         386,054        231,971         235,286        1,220,654          324,280         480,000            127,514
 -----------      ----------     ----------      ----------       ----------       ----------      ----------         ----------


 $   832,533      $  349,739     $  203,234      $  156,624       $1,149,182       $  464,431      $  453,879         $  114,932
 ===========      ==========     ==========      ==========       ==========       ==========      ==========         ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2005


                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                            PRUDENTIAL SP
                                            T.ROWE PRICE
                                              LARGE CAP     PRUDENTIAL SP     PRUDENTIAL SP      PRUDENTIAL SP       PRUDENTIAL SP
                                               GROWTH        DAVIS VALUE     SMALL-CAP VALUE       SMALL CAP          PIMCO TOTAL
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO       GROWTH PORTFOLIO   RETURN PORTFOLIO
                                            -------------   -------------    ---------------    ----------------   ----------------
ASSETS
 Investment in the portfolios, at value.     $3,004,337      $14,917,849       $18,843,658         $2,663,579         $43,643,151
                                             ----------      -----------       -----------         ----------         -----------
 Net Assets.............................     $3,004,337      $14,917,849       $18,843,658         $2,663,579         $43,643,151
                                             ==========      ===========       ===========         ==========         ===========

NET ASSETS, representing:
 Accumulation units.....................     $3,004,337      $14,917,849       $18,843,658         $2,663,579         $43,643,151
                                             ----------      -----------       -----------         ----------         -----------
                                             $3,004,337      $14,917,849       $18,843,658         $2,663,579         $43,643,151
                                             ==========      ===========       ===========         ==========         ===========

 Units outstanding......................      2,695,649       11,153,907        12,327,803          2,652,792          37,150,288
                                             ==========      ===========       ===========         ==========         ===========

 Portfolio shares held..................        389,668        1,396,802         1,320,509            402,353           3,893,234
 Portfolio net asset value per share....     $     7.71      $     10.68       $     14.27         $     6.62         $     11.21
 Investment in portfolio shares, at cost     $2,394,218      $13,150,982       $17,029,857         $2,465,074         $44,173,287

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                            PRUDENTIAL SP
                                            T.ROWE PRICE
                                              LARGE CAP     PRUDENTIAL SP     PRUDENTIAL SP      PRUDENTIAL SP       PRUDENTIAL SP
                                               GROWTH        DAVIS VALUE     SMALL-CAP VALUE       SMALL CAP          PIMCO TOTAL
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO       GROWTH PORTFOLIO   RETURN PORTFOLIO
                                            -------------   -------------    ---------------    ----------------   ----------------
INVESTMENT INCOME
 Dividend income........................     $        0      $   113,591       $    86,056         $        0         $ 1,937,742
                                             ----------      -----------       -----------         ----------         -----------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and
  for administration....................         41,319          207,162           262,143             37,892             614,243
                                             ----------      -----------       -----------         ----------         -----------

NET INVESTMENT INCOME (LOSS)............        (41,319)         (93,571)         (176,087)           (37,892)          1,323,499
                                             ----------      -----------       -----------         ----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Capital gains distributions received....              0        1,236,863         1,893,290                  0             665,637
Realized gain (loss) on shares redeemed.         42,615           87,433           159,233              7,203              19,330
Net change in unrealized gain (loss) on
  investments...........................        392,629         (170,049)       (1,266,904)            68,409          (1,677,802)
                                             ----------      -----------       -----------         ----------         -----------

NET GAIN (LOSS) ON INVESTMENTS..........        435,244        1,154,247           785,619             75,612            (992,835)
                                             ----------      -----------       -----------         ----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............     $  393,925      $ 1,060,676       $   609,532         $   37,720         $   330,664
                                             ==========      ===========       ===========         ==========         ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A5



                                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRUDENTIAL SP                                  PRUDENTIAL SP
                      JANUS ASPEN                                         STRATEGIC                     SP PRUDENTIAL   CONSERVATIVE
 PRUDENTIAL SP         LARGE CAP      PRUDENTIAL SP    PRUDENTIAL SP      PARTNERS     PRUDENTIAL SP    U.S. EMERGING      ASSET
  PIMCO HIGH      GROWTH PORTFOLIO - LARGE CAP VALUE  AIM CORE EQUITY  FOCUSED GROWTH  MID CAP GROWTH       GROWTH       ALLOCATION
YIELD PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
---------------   ------------------ ---------------  ---------------  --------------  --------------   -------------  -------------

  $15,322,010         $1,739,414       $6,499,939        $1,557,612      $1,895,194      $6,978,673       $9,620,239    $27,938,257
  -----------         ----------       ----------        ----------      ----------      ----------       ----------    -----------
  $15,322,010         $1,739,414       $6,499,939        $1,557,612      $1,895,194      $6,978,673       $9,620,239    $27,938,257
  ===========         ==========       ==========        ==========      ==========      ==========       ==========    ===========


  $15,322,010         $1,739,414       $6,499,939        $1,557,612      $1,895,194      $6,978,673       $9,620,239    $27,938,257
  -----------         ----------       ----------        ----------      ----------      ----------       ----------    -----------
  $15,322,010         $1,739,414       $6,499,939        $1,557,612      $1,895,194      $6,978,673       $9,620,239    $27,938,257
  ===========         ==========       ==========        ==========      ==========      ==========       ==========    ===========

   11,537,641          1,560,801        4,963,360         1,617,861       1,649,479       6,187,578        6,567,046     21,038,883
  ===========         ==========       ==========        ==========      ==========      ==========       ==========    ===========

    1,494,830             84,356          546,213           204,411         234,844         967,916        1,222,394      2,476,796
  $     10.25         $    20.62       $    11.90        $     7.62      $     8.07      $     7.21       $     7.87    $     11.28
  $15,341,172         $1,573,081       $5,407,999        $1,351,899      $1,509,548      $5,777,525       $8,112,766    $25,880,260



                                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRUDENTIAL SP                                 PRUDENTIAL SP
                      JANUS ASPEN                                         STRATEGIC                     SP PRUDENTIAL  CONSERVATIVE
 PRUDENTIAL SP         LARGE CAP      PRUDENTIAL SP    PRUDENTIAL SP      PARTNERS     PRUDENTIAL SP    U.S. EMERGING     ASSET
  PIMCO HIGH      GROWTH PORTFOLIO - LARGE CAP VALUE  AIM CORE EQUITY  FOCUSED GROWTH  MID CAP GROWTH       GROWTH      ALLOCATION
YIELD PORTFOLIO     SERVICE SHARES      PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO     PORTFOLIO
---------------   ------------------ ---------------  ---------------  --------------  --------------   ------------- -------------

  $   912,325         $    2,087       $   51,207        $   15,343      $        0      $        0       $       11   $   277,397
  -----------         ----------       ----------        ----------      ----------      ----------       ----------   -----------



      212,534             25,248           93,116            23,798          23,546          88,126          122,783       346,988
  -----------         ----------       ----------        ----------      ----------      ----------       ----------   -----------

      699,791            (23,161)         (41,909)           (8,455)        (23,546)        (88,126)        (122,772)      (69,591)
  -----------         ----------       ----------        ----------      ----------      ----------       ----------   -----------



      174,047                  0          153,032                 0               0               0        1,162,418       677,989
       16,243             14,758          139,753            24,816          18,323         123,056           82,649       264,570
     (538,965)            50,884           60,801            28,558         227,002         459,796          286,558       196,071
  -----------         ----------       ----------        ----------      ----------      ----------       ----------   -----------

     (348,675)            65,642          353,586            53,374         245,325         582,852        1,531,625     1,138,630
  -----------         ----------       ----------        ----------      ----------      ----------       ----------   -----------


  $   351,116         $   42,481       $  311,677        $   44,919      $  221,779      $  494,726       $1,408,853   $ 1,069,039
  ===========         ==========       ==========        ==========      ==========      ==========       ==========   ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2005


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                                                   PRUDENTIAL SP    PRUDENTIAL SP
                                                 PRUDENTIAL SP    PRUDENTIAL SP      AGGRESSIVE     WILLIAM BLAIR    PRUDENTIAL SP
                                                 BALANCED ASSET    GROWTH ASSET     GROWTH ASSET    INTERNATIONAL         LSV
                                                   ALLOCATION       ALLOCATION       ALLOCATION        GROWTH        INTERNATIONAL
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO     VALUE PORTFOLIO
                                                 --------------   -------------    -------------    -------------   ---------------
ASSETS
 Investment in the portfolios, at value......     $67,603,549      $48,062,657       $5,285,037      $4,576,546        $4,989,051
                                                  -----------      -----------       ----------      ----------        ----------
 Net Assets..................................     $67,603,549      $48,062,657       $5,285,037      $4,576,546        $4,989,051
                                                  ===========      ===========       ==========      ==========        ==========

NET ASSETS, representing:
 Accumulation units..........................     $67,603,549      $48,062,657       $5,285,037      $4,576,546        $4,989,051
                                                  -----------      -----------       ----------      ----------        ----------
                                                  $67,603,549      $48,062,657       $5,285,037      $4,576,546        $4,989,051
                                                  ===========      ===========       ==========      ==========        ==========

 Units outstanding...........................      45,670,158       28,437,904        3,701,544       3,396,195         3,678,155
                                                  ===========      ===========       ==========      ==========        ==========

 Portfolio shares held.......................       6,190,801        4,698,207          556,320         606,165           549,455
 Portfolio net asset value per share.........     $     10.92      $     10.23       $     9.50      $     7.55        $     9.08
 Investment in portfolio shares, at cost.....     $61,560,484      $43,055,279       $4,423,558      $3,660,758        $4,179,163

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                                                   PRUDENTIAL SP    PRUDENTIAL SP
                                                 PRUDENTIAL SP    PRUDENTIAL SP      AGGRESSIVE     WILLIAM BLAIR    PRUDENTIAL SP
                                                 BALANCED ASSET    GROWTH ASSET     GROWTH ASSET    INTERNATIONAL         LSV
                                                   ALLOCATION       ALLOCATION       ALLOCATION        GROWTH        INTERNATIONAL
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO     VALUE PORTFOLIO
                                                 --------------   -------------    -------------    -------------   ---------------
INVESTMENT INCOME
 Dividend income.............................     $   397,706      $   167,134       $    6,960      $   20,071        $   17,943
                                                  -----------      -----------       ----------      ----------        ----------
EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration.............................         772,006          500,635           70,470          55,576            66,640
                                                  -----------      -----------       ----------      ----------        ----------

NET INVESTMENT INCOME (LOSS).................        (374,300)        (333,501)         (63,510)        (35,505)          (48,697)
                                                  -----------      -----------       ----------      ----------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received........       1,412,922          963,290          156,779         148,432           375,209
 Realized gain (loss) on shares redeemed.....         542,056          572,810           60,616          59,828            47,072
 Net change in unrealized gain (loss) on
  investments................................       1,819,596        1,611,530          255,943         397,067           138,444
                                                  -----------      -----------       ----------      ----------        ----------

NET GAIN (LOSS) ON INVESTMENTS...............       3,774,574        3,147,630          473,338         605,327           560,725
                                                  -----------      -----------       ----------      ----------        ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................     $ 3,400,274      $ 2,814,129       $  409,828      $  569,822        $  512,028
                                                  ===========      ===========       ==========      ==========        ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7


                                                         SUBACCOUNTS (CONTINUED)
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       AST AMERICAN
                                                                                   EVERGREEN VA           AST             CENTURY
     EVERGREEN VA                                    EVERGREEN      EVERGREEN       FUNDAMENTAL    ALLIANCEBERNSTEIN     INCOME &
       BALANCED      EVERGREEN VA   EVERGREEN VA    VA SPECIAL    INTERNATIONAL      LARGE CAP      GROWTH & INCOME       GROWTH
         FUND        GROWTH FUND     OMEGA FUND     VALUES FUND    EQUITY FUND         FUND            PORTFOLIO         PORTFOLIO
     ------------    ------------   ------------    -----------   -------------    ------------    -----------------   ------------

        $14,426        $11,375        $443,518       $215,227        $387,372        $397,624          $117,347          $181,443
        -------        -------        --------       --------        --------        --------          --------          --------
        $14,426        $11,375        $443,518       $215,227        $387,372        $397,624          $117,347          $181,443
        =======        =======        ========       ========        ========        ========          ========          ========


        $14,426        $11,375        $443,518       $215,227        $387,372        $397,624          $117,347          $181,443
        -------        -------        --------       --------        --------        --------          --------          --------
        $14,426        $11,375        $443,518       $215,227        $387,372        $397,624          $117,347          $181,443
        =======        =======        ========       ========        ========        ========          ========          ========

         11,886          7,212         309,578        133,329          27,738          33,252            11,426            17,562
        =======        =======        ========       ========        ========        ========          ========          ========

          1,021            774          26,416         13,343          27,070          22,226             5,806            13,263
        $ 14.13        $ 14.70        $  16.79       $  16.13        $  14.31        $  17.89          $  20.21          $  13.68
        $14,165        $ 9,927        $387,768       $197,974        $305,708        $340,074          $114,508          $178,265



                                                         SUBACCOUNTS (CONTINUED)
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       AST AMERICAN
                                                                                   EVERGREEN VA           AST             CENTURY
     EVERGREEN VA                                    EVERGREEN      EVERGREEN       FUNDAMENTAL    ALLIANCEBERNSTEIN     INCOME &
       BALANCED      EVERGREEN VA   EVERGREEN VA    VA SPECIAL    INTERNATIONAL      LARGE CAP      GROWTH & INCOME       GROWTH
         FUND        GROWTH FUND     OMEGA FUND     VALUES FUND    EQUITY FUND         FUND            PORTFOLIO         PORTFOLIO
     ------------    ------------   ------------    -----------   -------------    ------------    -----------------   ------------

        $   161        $     0        $    925       $  2,069        $  8,504        $  3,634          $      0          $      0
        -------        -------        --------       --------        --------        --------          --------          --------


             46            150           7,671          3,016           5,656           6,198               536             1,084
        -------        -------        --------       --------        --------        --------          --------          --------

            115           (150)         (6,746)          (947)          2,848          (2,564)             (536)           (1,084)
        -------        -------        --------       --------        --------        --------          --------          --------



              0              0               0         21,152               0               0                 0                 0
            194             14           3,919            527           2,829           1,499               (11)              (84)
            261          1,116          10,940         (3,864)         42,202          29,794             2,839             3,178
        -------        -------        --------       --------        --------        --------          --------          --------

            455          1,130          14,859         17,815          45,031          31,293             2,828             3,094
        -------        -------        --------       --------        --------        --------          --------          --------


        $   570        $   980        $  8,113       $ 16,868        $ 47,879        $ 28,729          $  2,292          $  2,010
        =======        =======        ========       ========        ========        ========          ========          ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2005


                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                       AST AMERICAN
                                                         CENTURY      AST COHEN &
                                                        STRATEGIC     STEERS REAL    AST GLOBAL       AST DEAM          AST DEAM
                                                         BALANCED        ESTATE      ALLOCATION      LARGE-CAP         SMALL-CAP
                                                        PORTFOLIO      PORTFOLIO      PORFOLIO     VALUE PORFOLIO   GROWTH PORFOLIO
                                                       ------------   -----------    ----------    --------------   ---------------
ASSETS
 Investment in the portfolios, at value............      $50,731        $227,302       $23,057        $42,982           $55,591
                                                         -------        --------       -------        -------           -------
 Net Assets........................................      $50,731        $227,302       $23,057        $42,982           $55,591
                                                         =======        ========       =======        =======           =======

NET ASSETS, representing:
 Accumulation units................................      $50,731        $227,302       $23,057        $42,982           $55,591
                                                         -------        --------       -------        -------           -------
                                                         $50,731        $227,302       $23,057        $42,982           $55,591
                                                         =======        ========       =======        =======           =======

 Units outstanding.................................        4,911          18,909         2,168          4,011             5,390
                                                         =======        ========       =======        =======           =======

 Portfolio shares held.............................        3,550          12,784         1,836          3,439             6,634
 Portfolio net asset value per share...............      $ 14.29        $  17.78       $ 12.56        $ 12.50           $  8.38
 Investment in portfolio shares, at cost...........      $49,581        $214,417       $21,803        $41,192           $54,631

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                       AST AMERICAN
                                                         CENTURY      AST COHEN &
                                                        STRATEGIC     STEERS REAL    AST GLOBAL       AST DEAM          AST DEAM
                                                         BALANCED        ESTATE      ALLOCATION      LARGE-CAP         SMALL-CAP
                                                        PORTFOLIO      PORTFOLIO      PORFOLIO     VALUE PORFOLIO   GROWTH PORFOLIO
                                                       ------------   -----------    ----------    --------------   ---------------
INVESTMENT INCOME
 Dividend income...................................      $     0        $      0       $     0        $     0           $     0
                                                         -------        --------       -------        -------           -------

EXPENSES
 Charges to contract owners for assuming mortality
  risk and expense risk and for administration.....          178           1,338           183            264               222
                                                         -------        --------       -------        -------           -------

NET INVESTMENT INCOME (LOSS).......................         (178)         (1,338)         (183)          (264)             (222)
                                                         -------        --------       -------        -------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received..............            0               0             0              0                 0
 Realized gain (loss) on shares redeemed...........            4             412            56             31               (12)
 Net change in unrealized gain (loss) on
  investments......................................        1,150          12,885         1,254          1,790               960
                                                         -------        --------       -------        -------           -------

NET GAIN (LOSS) ON INVESTMENTS.....................        1,154          13,297         1,310          1,821               948
                                                         -------        --------       -------        -------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................      $   976        $ 11,959       $ 1,127        $ 1,557           $   726
                                                         =======        ========       =======        =======           =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9



                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                AST GOLDMAN    AST FEDERATED                                      AST GOLDMAN
   AST DEAM      SACHS HIGH     AGGRESSIVE                                           SACHS            AST GOLDMAN          AST
  SMALL-CAP        YIELD          GROWTH        AST MID-CAP     AST SMALL-CAP     CONCENTRATED       SACHS MID-CAP      LARGE-CAP
VALUE PORFOLIO   PORTFOLIO       PORTFOLIO    VALUE PORTFOLIO  VALUE PORTFOLIO  GROWTH PORTFOLIO   GROWTH PORTFOLIO  VALUE PORTFOLIO
--------------  -----------    -------------  ---------------  ---------------  ----------------   ----------------  ---------------

   $105,442       $725,723       $385,434         $137,247         $73,200          $149,801           $428,388          $523,211
   --------       --------       --------         --------         -------          --------           --------          --------
   $105,442       $725,723       $385,434         $137,247         $73,200          $149,801           $428,388          $523,211
   ========       ========       ========         ========         =======          ========           ========          ========


   $105,442       $725,723       $385,434         $137,247         $73,200          $149,801           $428,388          $523,211
   --------       --------       --------         --------         -------          --------           --------          --------
   $105,442       $725,723       $385,434         $137,247         $73,200          $149,801           $428,388          $523,211
   ========       ========       ========         ========         =======          ========           ========          ========

     10,520         73,577         35,160           13,258           6,869            13,921             40,468            49,544
   ========       ========       ========         ========         =======          ========           ========          ========

      8,824         87,542         36,848           10,867           4,867             6,742             92,725            29,779
   $  11.95       $   8.29       $  10.46         $  12.63         $ 15.04          $  22.22           $   4.62          $  17.57
   $105,961       $715,680       $362,042         $135,042         $70,965          $142,818           $414,593          $512,729



                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                 AST GOLDMAN    AST FEDERATED                                       AST GOLDMAN
   AST DEAM       SACHS HIGH     AGGRESSIVE                                            SACHS          AST GOLDMAN          AST
  SMALL-CAP         YIELD          GROWTH        AST MID-CAP      AST SMALL-CAP     CONCENTRATED     SACHS MID-CAP      LARGE-CAP
VALUE PORFOLIO    PORTFOLIO       PORTFOLIO    VALUE PORTFOLIO   VALUE PORTFOLIO  GROWTH PORTFOLIO GROWTH PORTFOLIO  VALUE PORTFOLIO
--------------   -----------    -------------  ---------------   ---------------  ---------------- ----------------  ---------------

   $      8        $    443       $      0         $      0          $     0          $     38         $      0          $      0
   --------        --------       --------         --------          -------          --------         --------          --------



        787           5,726          2,468              903              440               997            2,609             3,593
   --------        --------       --------         --------          -------          --------         --------          --------

       (779)         (5,283)        (2,468)            (903)            (440)             (959)          (2,609)           (3,593)
   --------        --------       --------         --------          -------          --------         --------          --------



        489               0              0                0                0                 0                0                 0
        191            (794)           (31)             (28)             126                74              354               160
       (519)         10,043         23,392            2,205            2,235             6,983           13,795            10,482
   --------        --------       --------         --------          -------          --------         --------          --------

        161           9,249         23,361            2,177            2,361             7,057           14,149            10,642
   --------        --------       --------         --------          -------          --------         --------          --------


   $   (618)       $  3,966       $ 20,893         $  1,274          $ 1,921          $  6,098         $ 11,540          $  7,049
   ========        ========       ========         ========          =======          ========         ========          ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT



STATEMENT OF NET ASSETS
December 31, 2005


                                                                                   SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                              AST LORD
                                             ABBETT BOND     AST MARSICO                         AST NEUBERGER &    AST NEUBERGER &
                                              DEBENTURE    CAPITAL GROWTH         AST MFS         BERMAN MID-CAP     BERMAN MID-CAP
                                              PORTFOLIO       PORTFOLIO      GROWTH PORTFOLIO    GROWTH PORTFOLIO   VALUE PORTFOLIO
                                             -----------   --------------    ----------------    ----------------   ---------------
ASSETS
 Investment in the portfolios, at value..     $638,167        $738,846           $103,346            $185,375           $603,608
                                              --------        --------           --------            --------           --------
 Net Assets                                   $638,167        $738,846           $103,346            $185,375           $603,608
                                              ========        ========           ========            ========           ========

NET ASSETS, REPRESENTING:
 Accumulation units......................     $638,167        $738,846           $103,346            $185,375           $603,608
                                              --------        --------           --------            --------           --------
                                              $638,167        $738,846           $103,346            $185,375           $603,608
                                              ========        ========           ========            ========           ========

 Units outstanding.......................       64,133          67,723              9,609              16,346             55,423
                                              ========        ========           ========            ========           ========

 Portfolio shares held...................       56,325          38,724             12,031              11,478             29,516
 Portfolio net asset value per share.....     $  11.33        $  19.08           $   8.59            $  16.15           $  20.45
 Investment in portfolio shares, at cost.     $633,529        $698,959           $ 98,527            $170,296           $572,837

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                   SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                              AST LORD
                                             ABBETT BOND     AST MARSICO                         AST NEUBERGER &    AST NEUBERGER &
                                              DEBENTURE    CAPITAL GROWTH         AST MFS         BERMAN MID-CAP     BERMAN MID-CAP
                                              PORTFOLIO       PORTFOLIO      GROWTH PORTFOLIO    GROWTH PORTFOLIO   VALUE PORTFOLIO
                                             -----------   --------------    ----------------    ----------------   ---------------
INVESTMENT INCOME
 Dividend income.........................     $    432        $      0           $      0            $      0           $      7
                                              --------        --------           --------            --------           --------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration.........................        3,978           4,490                735               1,141              3,855
                                              --------        --------           --------            --------           --------

NET INVESTMENT INCOME (LOSS).............       (3,546)         (4,490)              (735)             (1,141)            (3,848)
                                              --------        --------           --------            --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Capital gains distributions received....          114               0                  0                   0                729
 Realized gain (loss) on shares redeemed.           18             540                622                 519                486
 Net change in unrealized gain (loss) on
  investments............................        4,638          39,887              4,819              15,079             30,771
                                              --------        --------           --------            --------           --------

NET GAIN (LOSS) ON INVESTMENTS...........        4,770          40,427              5,441              15,598             31,986
                                              --------        --------           --------            --------           --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............     $  1,224        $ 35,937           $  4,706            $ 14,457           $ 28,138
                                              ========        ========           ========            ========           ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11



                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                           AST T. ROWE    AST T. ROWE                  AST JP MORGAN       AST
  AST PIMCO              AST                 AST          PRICE NATURAL   PRICE ASSET     AST MFS      INTERNATIONAL  T. ROWE PRICE
   LIMITED        ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN     RESOURCES      ALLOCATION  GLOBAL EQUITY       EQUITY      GLOBAL BOND
MATURITY BOND   CORE VALUE PORTFOLIO  MANAGED INDEX 500     PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------   --------------------  -----------------   -------------   -----------  -------------   -------------  -------------

  $756,303             $53,770             $65,593          $1,468,189      $56,453      $135,807         $180,970       $243,795
  --------             -------             -------          ----------      -------      --------         --------       --------
  $756,303             $53,770             $65,593          $1,468,189      $56,453      $135,807         $180,970       $243,795
  ========             =======             =======          ==========      =======      ========         ========       ========


  $756,303             $53,770             $65,593          $1,468,189      $56,453      $135,807         $180,970       $243,795
  --------             -------             -------          ----------      -------      --------         --------       --------
  $756,303             $53,770             $65,593          $1,468,189      $56,453      $135,807         $180,970       $243,795
  ========             =======             =======          ==========      =======      ========         ========       ========

    75,195               5,210               6,307             125,060        5,447        12,957           16,973         25,781
  ========             =======             =======          ==========      =======      ========         ========       ========

    68,135               4,319               5,363              53,292        3,297        10,463            9,003         21,806
  $  11.10             $ 12.45             $ 12.23          $    27.55      $ 17.12      $  12.98         $  20.10       $  11.18
  $750,311             $51,940             $65,175          $1,346,240      $54,450      $127,737         $166,788       $248,076



                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                           AST T. ROWE   AST T. ROWE                  AST JP MORGAN       AST
  AST PIMCO              AST                 AST          PRICE NATURAL  PRICE ASSET     AST MFS      INTERNATIONAL  T. ROWE PRICE
   LIMITED        ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN     RESOURCES     ALLOCATION  GLOBAL EQUITY       EQUITY      GLOBAL BOND
MATURITY BOND   CORE VALUE PORTFOLIO  MANAGED INDEX 500     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------   --------------------  -----------------   -------------  -----------  -------------   -------------  -------------

  $    130             $     0             $     0          $        0     $     0      $      0         $      0       $    368
  --------             -------             -------          ----------     -------      --------         --------       --------



     5,121                 316                 212               7,735         409           846              989          1,489
  --------             -------             -------          ----------     -------      --------         --------       --------
                                                                                                                          (1,121)
    (4,991)               (316)               (212)             (7,735)       (409)         (846)            (989)      --------
  --------             -------             -------          ----------     -------      --------         --------



        55                   0                   0                   0           0             0                0             14
        52                   7                  44               1,861          24           329              194           (663)
     5,992               1,830                 418             121,949       2,003         8,070           14,182         (4,281)
  --------             -------             -------          ----------     -------      --------         --------       --------

     6,099               1,837                 462             123,810       2,027         8,399           14,376         (4,930)
  --------             -------             -------          ----------     -------      --------         --------       --------


  $  1,108             $ 1,521             $   250          $  116,075     $ 1,618      $  7,553         $ 13,387       $ (6,051)
  ========             =======             =======          ==========     =======      ========         ========       ========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                       SUBACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                                                                            AST             AST
                                                                         AST CAPITAL    AST BALANCED    CONSERVATIVE   PRESERVATION
                                                      AST AGGRESSIVE    GROWTH ASSET        ASSET          ASSET           ASSET
                                                     ASSET ALLOCATION    ALLOCATION      ALLOCATION      ALLOCATION     ALLOCATION
                                                        PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                     ----------------   ------------    ------------    ------------   ------------

ASSETS
 Investment in the portfolios, at value..........        $108,539         $652,059       $1,903,070      $1,407,845      $334,449
                                                         --------         --------       ----------      ----------      --------
 Net Assets......................................        $108,539         $652,059       $1,903,070      $1,407,845      $334,449
                                                         ========         ========       ==========      ==========      ========

NET ASSETS, representing:
 Accumulation units..............................        $108,539         $652,059       $1,903,070      $1,407,845      $334,449
                                                         --------         --------       ----------      ----------      --------
                                                         $108,539         $652,059       $1,903,070      $1,407,845      $334,449
                                                         ========         ========       ==========      ==========      ========

 Units outstanding...............................          10,856           65,175          190,054         140,454        33,318
                                                         ========         ========       ==========      ==========      ========

 Portfolio shares held...........................          10,843           65,076          189,549         140,224        33,245
 Portfolio net asset value per share.............        $  10.01         $  10.02       $    10.04      $    10.04      $  10.06
 Investment in portfolio shares, at cost.........        $109,193         $654,068       $1,906,291      $1,412,534      $334,435

STATEMENTS OF OPERATIONS
For the period ended December 31, 2005
                                                                                       SUBACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                                                                            AST             AST
                                                                         AST CAPITAL    AST BALANCED    CONSERVATIVE   PRESERVATION
                                                      AST AGGRESSIVE    GROWTH ASSET        ASSET          ASSET           ASSET
                                                     ASSET ALLOCATION    ALLOCATION      ALLOCATION      ALLOCATION     ALLOCATION
                                                        PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                     ----------------   ------------    ------------    ------------   ------------

INVESTMENT INCOME
 Dividend income.................................        $      0         $      0       $        0      $        0      $      0
                                                         --------         --------       ----------      ----------      --------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration.................................              35              286              850             617            69
                                                         --------         --------       ----------      ----------      --------

NET INVESTMENT INCOME (LOSS).....................             (35)            (286)            (850)           (617)          (69)
                                                         --------         --------       ----------      ----------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received............               0                0                0               0             0
 Realized gain (loss) on shares redeemed.........               0              (87)             228             634           (22)
 Net change in unrealized gain (loss) on
  investments....................................            (654)          (2,009)          (3,221)         (4,689)           14
                                                         --------         --------       ----------      ----------      --------

NET GAIN (LOSS) ON INVESTMENTS...................            (654)          (2,096)          (2,993)         (4,055)           (8)
                                                         --------         --------       ----------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS......................        $   (689)        $ (2,382)      $   (3,843)     $   (4,672)     $    (77)
                                                         ========         ========       ==========      ==========      ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13


             SUBACCOUNTS (CONTINUED)
             -----------------------


                  GARTMORE GVIT
                   DEVELOPING
                     MARKETS
                   ----------

                    $163,426
                    --------

                    $163,426
                    ========


                    $163,426
                    --------
                    $163,426
                    ========

                      13,541
                    ========
                      12,533
                    $  13.04
                    $145,102





             SUBACCOUNTS (CONTINUED)
             -----------------------


                  GARTMORE GVIT
                   DEVELOPING
                     MARKETS
                   ----------


                    $    241
                    --------



                         897
                    --------

                        (656)
                    --------



                       5,000
                        (722)
                      18,324
                    --------

                      22,602
                    --------

                    $ 21,946
                    ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                      A14

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                   PRUDENTIAL MONEY           PRUDENTIAL DIVERSIFIED             PRUDENTIAL
                                                   MARKET PORTFOLIO               BOND PORTFOLIO              EQUITY PORTFOLIO
                                              ---------------------------    -------------------------    -------------------------
                                              01/01/2005      01/01/2004     01/01/2005     01/01/2004    01/01/2005     01/01/2004
                                                  TO              TO             TO             TO            TO             TO
                                              12/31/2005      12/31/2004     12/31/2005     12/31/2004    12/31/2005     12/31/2004
                                             ------------    ------------   -----------    -----------    -----------   -----------

OPERATIONS
 Net investment income (loss) ............   $    282,302    $   (110,140)  $ 1,874,497    $ 1,607,610    $  (181,925)  $   (67,895)
 Capital gains distributions received ....              0               0       361,013              0              0             0
 Realized gain (loss) on shares redeemed .              0               0        21,898         76,048     (1,399,206)   (2,104,675)
 Net change in unrealized gain (loss) on
  investments ............................              0               0    (1,367,906)       446,859      5,514,800     5,420,884
                                             ------------    ------------   -----------    -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............        282,302        (110,140)      889,502      2,130,517      3,933,669     3,248,314
                                             ------------    ------------   -----------    -----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .............      1,121,678       4,516,447        58,358        296,615        920,939     1,684,643
 Surrenders, withdrawals and death
  benefits ...............................     (4,989,612)     (3,966,667)   (6,519,646)    (6,434,232)    (4,671,529)   (4,254,694)
 Net transfers between other subaccounts
  or fixed rate option ...................       (991,345)     (5,010,507)       12,450       (736,160)       372,903      (797,368)
 Withdrawal and other charges ............         (8,201)         (8,689)      (21,461)       (24,274)       (25,823)      (22,930)
                                             ------------    ------------   -----------    -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ...........................     (4,867,480)     (4,469,416)   (6,470,299)    (6,898,051)    (3,403,510)   (3,390,349)
                                             ------------    ------------   -----------    -----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..     (4,585,178)     (4,579,556)   (5,580,797)    (4,767,534)       530,159      (142,035)

NET ASSETS
 Beginning of period .....................     23,122,935      27,702,491    51,104,745     55,872,279     41,803,875    41,945,910
                                             ------------    ------------   -----------    -----------    -----------   -----------
 End of period ...........................   $ 18,537,757    $ 23,122,935   $45,523,948    $51,104,745    $42,334,034   $41,803,875
                                             ============    ============   ===========    ===========    ===========   ===========

 Beginning units .........................     20,179,511      23,420,870    32,767,335     37,310,719     25,260,747    27,121,597
                                             ------------    ------------   -----------    -----------    -----------   -----------
 Units issued ............................      6,282,287       9,969,346     1,038,819      1,696,325      2,266,109     2,216,833
 Units redeemed ..........................    (10,420,330)    (13,210,705)   (5,144,700)    (6,239,709)    (3,908,294)   (4,077,683)
                                             ------------    ------------   -----------    -----------    -----------   -----------
 Ending units ............................     16,041,468      20,179,511    28,661,454     32,767,335     23,618,562    25,260,747
                                             ============    ============   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15


                                                               SUBACCOUNTS (CONTINUED)
                   ----------------------------------------------------------------------------------------------------------------
                                                  PRUDENTIAL HIGH YIELD
                       PRUDENTIAL VALUE                   BOND                PRUDENTIAL STOCK INDEX          PRUDENTIAL GLOBAL
                           PORTFOLIO                    PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                   -------------------------    -------------------------    -------------------------    -------------------------
                   01/01/2005    01/01/2004     01/01/2005    01/01/2004     01/01/2005     01/01/2004    01/01/2005     01/01/2004
                       TO            TO             TO            TO             TO             TO            TO             TO
                   12/31/2005    12/31/2004     12/31/2005    12/31/2004     12/31/2005     12/31/2004    12/31/2005     12/31/2004
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                  $    (9,870)   $    (1,260)  $ 1,322,456    $ 1,552,701   $    36,632    $   113,496    $   (85,727)  $   (42,002)
                            0              0             0              0     1,384,001        941,938              0             0
                      138,663       (601,325)   (1,047,317)      (882,218)     (760,772)      (980,248)      (224,727)     (377,736)
                    5,877,230      5,780,706       175,745      1,537,346       951,050      4,636,202      1,741,992     1,179,360
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                    6,006,023      5,178,121       450,884      2,207,829     1,610,911      4,711,388      1,431,538       759,622
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                    2,088,968      3,150,443        31,508        112,524     2,538,615      2,916,386        591,574       571,114
                   (4,051,195)    (3,596,901)   (3,745,437)    (3,114,021)   (6,062,899)    (4,699,600)      (841,157)     (734,963)

                      748,930      1,207,501      (308,919)       115,179      (607,125)       254,431        (92,359)      120,538
                      (29,827)       (17,719)      (12,219)       (13,665)      (32,341)       (26,587)        (7,027)       (5,247)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                   (1,243,124)       743,324    (4,035,067)    (2,899,983)   (4,163,750)    (1,555,370)      (348,969)      (48,558)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------

                    4,762,899      5,921,445    (3,584,183)      (692,154)   (2,552,839)     3,156,018      1,082,569       711,064


                   40,694,217     34,772,772    26,555,179     27,247,333    57,162,146     54,006,128     10,248,145     9,537,081
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                  $45,457,116    $40,694,217   $22,970,996    $26,555,179   $54,609,307    $57,162,146    $11,330,714   $10,248,145
                  ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========

                   20,353,531     18,950,184    17,740,008     19,799,210    34,831,097     34,884,910      7,323,405     7,208,008
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                    3,105,897      4,095,475       768,280        989,350     4,004,591      4,670,697        830,945     1,348,973
                   (3,008,236)    (2,692,128)   (3,457,475)    (3,048,552)   (5,863,538)    (4,724,510)    (1,004,605)   (1,233,576)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                   20,451,192     20,353,531    15,050,813     17,740,008    32,972,150     34,831,097      7,149,745     7,323,405
                  ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                                                   PRUDENTIAL SMALL              T. ROWE PRICE
                                                     PRUDENTIAL JENNISON            CAPITALIZATION               INTERNATIONAL
                                                          PORTFOLIO                 STOCK PORTFOLIO             STOCK PORTFOLIO
                                                  -------------------------    -------------------------    -----------------------
                                                  01/01/2005    01/01/2004     01/01/2005     01/01/2004    01/01/2005   01/01/2004
                                                      TO            TO             TO             TO            TO           TO
                                                  12/31/2005    12/31/2004     12/31/2005     12/31/2004    12/31/2005   12/31/2004
                                                 -----------    -----------   -----------    -----------    ----------   ----------
OPERATIONS
 Net investment income (loss) ................   $  (645,978)   $  (492,918)  $   (86,790)   $   (79,566)   $    7,747   $   (9,550)
 Capital gains distributions received ........             0              0       646,397         37,129        11,838            0
 Realized gain (loss) on shares redeemed .....    (2,167,386)    (3,120,991)      394,590        223,832        12,507      (47,667)
 Net change in unrealized gain (loss) on
  investments ................................     8,801,672      7,526,521      (355,178)     1,697,608       429,941      424,176
                                                 -----------    -----------   -----------    -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................     5,988,308      3,912,612       599,019      1,879,003       462,033      366,959
                                                 -----------    -----------   -----------    -----------    ----------   ----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .................       850,092      2,027,290        56,008         83,979         4,746       13,087
 Surrenders, withdrawals and death benefits ..    (5,913,830)    (5,252,337)   (1,297,173)      (933,424)     (297,123)    (215,328)
 Net transfers between other subaccounts or
  fixed rate option ..........................    (1,504,605)    (1,616,886)      230,453        655,379        99,195      (52,610)
 Withdrawal and other charges ................       (34,633)       (31,804)       (5,130)        (5,207)       (1,562)      (1,635)
                                                 -----------    -----------   -----------    -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS .    (6,602,976)    (4,873,737)   (1,015,842)      (199,273)     (194,744)    (256,486)
                                                 -----------    -----------   -----------    -----------    ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......      (614,668)      (961,125)     (416,823)     1,679,730       267,289      110,473

NET ASSETS
 Beginning of period .........................    51,827,468     52,788,593    11,207,858      9,528,128     3,416,301    3,305,828
                                                 -----------    -----------   -----------    -----------    ----------   ----------
 End of period ...............................   $51,212,800    $51,827,468   $10,791,035    $11,207,858    $3,683,590   $3,416,301
                                                 ===========    ===========   ===========    ===========    ==========   ==========


 Beginning units .............................    33,127,405     36,097,018     5,059,203      5,173,062     2,978,504    3,235,934
                                                 -----------    -----------   -----------    -----------    ----------   ----------
 Units issued ................................     1,697,495      2,867,022       520,214        716,973       270,059      261,128
 Units redeemed ..............................    (5,521,577)    (5,836,635)     (973,872)      (830,832)     (441,894)    (518,558)
                                                 -----------    -----------   -----------    -----------    ----------   ----------
 Ending units ................................    29,303,323     33,127,405     4,605,545      5,059,203     2,806,669    2,978,504
                                                 ===========    ===========   ===========    ===========    ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17


                                                               SUBACCOUNTS (CONTINUED)
                   ----------------------------------------------------------------------------------------------------------------
                     T. ROWE PRICE EQUITY                                     PREMIER VIT OPCAP SMALL
                             STOCK              PREMIER VIT OPCAP MANAGED               CAP
                           PORTFOLIO                    PORTFOLIO                    PORTFOLIO            AIM V.I. CORE EQUITY FUND
                   -------------------------    -------------------------    -------------------------    -------------------------
                   01/01/2005    01/01/2004     01/01/2005    01/01/2004     01/01/2005     01/01/2004    01/01/2005     01/01/2004
                       TO            TO             TO            TO             TO             TO            TO             TO
                   12/31/2005    12/31/2004     12/31/2005    12/31/2004     12/31/2005     12/31/2004    12/31/2005     12/31/2004
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------

                  $    24,222    $    25,170   $   (28,841)   $    18,926   $  (131,725)   $  (144,505)   $     4,795   $   (41,363)
                      718,321        353,705       537,154              0     1,387,146              0              0             0
                      347,407        199,342        41,141        (89,235)      204,927        340,264        (36,804)     (136,091)
                     (716,807)     1,382,038        56,323      1,586,272    (1,699,822)     1,415,979        329,661       813,498
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                      373,143      1,960,255       605,777      1,515,963      (239,474)     1,611,738        297,652       636,044
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                       19,382         77,745        64,123         52,195        21,599         20,864         12,920        33,652
                   (1,948,784)    (1,569,959)   (2,031,856)    (1,890,144)   (1,246,996)    (1,142,162)      (833,033)   (1,109,208)

                      202,933        173,226      (312,927)       (38,625)     (422,013)      (110,729)      (346,039)     (209,159)
                       (6,871)        (7,722)       (8,149)        (9,182)       (3,667)        (4,411)        (4,622)       (5,491)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


                   (1,733,340)    (1,326,710)   (2,288,809)    (1,885,756)   (1,651,077)    (1,236,438)    (1,170,774)   (1,290,206)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------

                   (1,360,197)       633,545    (1,683,032)      (369,793)   (1,890,551)       375,300       (873,122)     (654,162)


                   16,262,881     15,629,336    17,431,423     17,801,216    11,096,153     10,720,853      8,840,033     9,494,195
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                  $14,902,684    $16,262,881   $15,748,391    $17,431,423   $ 9,205,602    $11,096,153    $ 7,966,911   $ 8,840,033
                  ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========


                    8,341,334      9,102,966    11,525,124     12,855,102     5,252,234      5,898,630      5,864,292     6,768,151
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                      562,795        661,810       148,025        346,602       180,125        302,040        116,403       161,524
                   (1,442,674)    (1,423,442)   (1,643,264)    (1,676,580)   (1,016,234)      (948,436)      (893,285)   (1,065,383)
                  -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
                    7,461,455      8,341,334    10,029,885     11,525,124     4,416,125      5,252,234      5,087,410     5,864,292
                  ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                    SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                               JANUS ASPEN LARGE CAP
                                                 AIM V.I. PREMIER EQUITY      GROWTH - INSTITUTIONAL      JANUS ASPEN INTERNATIONAL
                                                          FUND                        SHARES                  GROWTH PORTFOLIO
                                                -------------------------    -------------------------    -------------------------
                                                01/01/2005    01/01/2004     01/01/2005     01/01/2004    01/01/2005     01/01/2004
                                                    TO            TO             TO             TO            TO             TO
                                                12/31/2005    12/31/2004     12/31/2005     12/31/2004    12/31/2005     12/31/2004
                                               -----------    -----------   -----------    -----------    -----------   -----------

OPERATIONS
 Net investment income (loss) ..............   $   (77,532)   $  (138,552)  $  (136,600)   $  (183,377)   $   (32,508)  $   (78,512)
 Capital gains distributions received ......             0              0             0              0              0             0
 Realized gain (loss) on shares redeemed ...      (667,638)      (761,608)     (795,210)      (960,904)       400,973      (227,649)
 Net change in unrealized gain (loss) on
  investments ..............................     1,250,944      1,465,239     1,244,788      1,521,412      4,171,867     2,851,893
                                               -----------    -----------   -----------    -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................       505,774        565,079       312,978        377,131      4,540,332     2,545,732
                                               -----------    -----------   -----------    -----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...............        35,418         36,987        20,547         46,419         34,245        62,589
 Surrenders, withdrawals and death benefits     (1,823,934)    (1,462,307)   (1,418,522)    (1,501,841)    (2,390,485)   (1,679,869)
 Net transfers between other subaccounts or
  fixed rate option ........................      (390,118)      (442,060)     (617,829)      (553,507)      (535,404)     (473,692)
 Withdrawal and other charges ..............        (7,118)        (8,406)       (7,891)        (9,350)        (8,346)       (8,971)
                                               -----------    -----------   -----------    -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS .............................    (2,185,752)    (1,875,786)   (2,023,695)    (2,018,279)    (2,899,990)   (2,099,943)
                                               -----------    -----------   -----------    -----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....    (1,679,978)    (1,310,707)   (1,710,717)    (1,641,148)     1,640,342       445,789

NET ASSETS
 Beginning of period .......................    14,332,383     15,643,090    14,207,895     15,849,043     16,793,245    16,347,456
                                               -----------    -----------   -----------    -----------    -----------   -----------
 End of period .............................   $12,652,405    $14,332,383   $12,497,178    $14,207,895    $18,433,587   $16,793,245
                                               ===========    ===========   ===========    ===========    ===========   ===========


 Beginning units ...........................    10,502,551     11,967,897    10,178,594     11,699,007      9,205,986    10,518,221
                                               -----------    -----------   -----------    -----------    -----------   -----------
 Units issued ..............................       254,806        263,989       267,010        322,227        553,533       427,385
 Units redeemed ............................    (1,859,275)    (1,729,335)   (1,742,555)    (1,842,640)    (2,010,084)   (1,739,620)
                                               -----------    -----------   -----------    -----------    -----------   -----------
 Ending units ..............................     8,898,082     10,502,551     8,703,049     10,178,594      7,749,435     9,205,986
                                               ===========    ===========   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19


                                                                  SUBACCOUNTS (CONTINUED)
                        -----------------------------------------------------------------------------------------------------------

                        MFS VIT - RESEARCH BOND       MFS EMERGING GROWTH         CREDIT SUISSE TRUST        AMERICAN CENTURY VP
                                SERIES                      SERIES                 GLOBAL SMALL CAP               VALUE FUND
                        -----------------------    -------------------------    -----------------------    ------------------------
                       01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005    01/01/2004
                           TO            TO            TO            TO            TO            TO            TO            TO
                       12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005    12/31/2004
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------


                       $  (36,518)   $  (13,116)  $  (164,271)   $  (174,580)  $  (36,315)   $  (35,165)   $   (28,737)  $  (21,783)
                                0             0             0              0            0             0        633,327       48,446
                         (116,046)     (212,488)     (747,580)      (891,384)    (115,107)     (206,076)       194,470      160,257
                          394,138       786,497     1,744,384      2,402,297      501,161       620,118       (595,826)     546,529
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------


                          241,574       560,893       832,533      1,336,333      349,739       378,877        203,234      733,449
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------


                            5,992        18,159        40,399         29,992        7,216        12,726        166,507       53,848
                         (570,353)     (412,547)   (1,359,955)    (1,013,521)    (351,949)     (297,766)    (1,069,071)    (597,644)

                         (148,941)     (217,360)     (532,223)      (557,231)      49,411       (19,316)        47,326      156,441
                           (2,165)       (2,518)       (7,120)        (8,013)      (1,506)       (1,598)        (2,519)      (2,873)
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------


                         (715,467)     (614,266)   (1,858,899)    (1,548,773)    (296,828)     (305,954)      (857,757)    (390,228)
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------

                         (473,893)      (53,373)   (1,026,366)      (212,440)      52,911        72,923       (654,523)     343,221


                        4,348,047     4,401,420    12,846,968     13,059,408    2,647,935     2,575,012      6,420,892    6,077,671
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------
                       $3,874,154    $4,348,047   $11,820,602    $12,846,968   $2,700,846    $2,647,935    $ 5,766,369   $6,420,892
                       ==========    ==========   ===========    ===========   ==========    ==========    ===========   ==========


                        3,151,383     3,644,208     9,970,085     11,293,408    2,360,192     2,670,554      3,504,307    3,736,023
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------
                          108,921        76,631       263,691        318,265      216,759       159,012        314,612      333,448
                         (619,031)     (569,456)   (1,714,744)    (1,641,588)    (475,248)     (469,374)      (779,862)    (565,164)
                       ----------    ----------   -----------    -----------   ----------    ----------    -----------   ----------
                        2,641,273     3,151,383     8,519,032      9,970,085    2,101,703     2,360,192      3,039,057    3,504,307
                       ==========    ==========   ===========    ===========   ==========    ==========    ===========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                                              PRUDENTIAL JENNISON 20/      PRUDENTIAL DIVERSIFIED
                                                   FRANKLIN SMALL-MID CAP                20                  CONSERVATIVE GROWTH
                                                      GROWTH SECURITIES           FOCUS PORTFOLIO                 PORTFOLIO
                                                   -----------------------    ------------------------    -------------------------
                                                  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004
                                                      TO            TO            TO            TO            TO             TO
                                                  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004
                                                  ----------    ----------   -----------    ----------    -----------   -----------

OPERATIONS
 Net investment income (loss) .................   $  (78,662)   $  (84,959)  $   (71,472)   $  (75,284)   $   140,151   $   162,471
 Capital gains distributions received .........            0             0             0             0              0             0
 Realized gain (loss) on shares redeemed ......     (121,230)     (184,540)      103,776       (56,858)      (376,765)     (559,699)
 Net change in unrealized gain (loss) on
  investments .................................      356,516       842,445     1,116,878       939,909        701,045     1,118,417
                                                  ----------    ----------   -----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................      156,624       572,946     1,149,182       807,767        464,431       721,189
                                                  ----------    ----------   -----------    ----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ..................            0        10,623        40,199        27,775          2,954       169,362
 Surrenders, withdrawals and death benefits ...     (715,637)     (495,883)     (906,221)     (404,320)    (1,643,565)   (1,192,909)
 Net transfers between other subaccounts or
  fixed rate option ...........................     (224,761)     (107,599)      304,445        80,287        272,349       124,745
 Withdrawal and other charges .................       (2,998)       (3,483)       (2,758)       (2,927)        (3,832)       (4,259)
                                                  ----------    ----------   -----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS ..     (943,396)     (596,342)     (564,335)     (299,185)    (1,372,094)     (903,061)
                                                  ----------    ----------   -----------    ----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (786,772)      (23,396)      584,847       508,582       (907,663)     (181,872)

NET ASSETS
 Beginning of period ..........................    6,243,083     6,266,479     6,354,068     5,845,486      9,420,164     9,602,036
                                                  ----------    ----------   -----------    ----------    -----------   -----------
 End of period ................................   $5,456,311    $6,243,083   $ 6,938,915    $6,354,068    $ 8,512,501   $ 9,420,164
                                                  ==========    ==========   ===========    ==========    ===========   ===========

 Beginning units ..............................    4,098,194     4,535,998     5,297,733     5,572,462      7,365,888     8,112,186
                                                  ----------    ----------   -----------    ----------    -----------   -----------
 Units issued .................................      139,569       353,732       634,590       366,499        386,507       789,628
 Units redeemed ...............................     (776,174)     (791,536)   (1,107,611)     (641,228)    (1,447,353)   (1,535,926)
                                                  ----------    ----------   -----------    ----------    -----------   -----------
 Ending units .................................    3,461,589     4,098,194     4,824,712     5,297,733      6,305,042     7,365,888
                                                  ==========    ==========   ===========    ==========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21


                                                                  SUBACCOUNTS (CONTINUED)
                        -----------------------------------------------------------------------------------------------------------
                                                    ALLIANCEBERNSTEIN LARGE     PRUDENTIAL SP T.ROWE
                                                              CAP                    PRICE LARGE          PRUDENTIAL SP DAVIS VALUE
                            DAVIS VALUE FUND                GROWTH              CAP GROWTH PORTFOLIO              PORTFOLIO
                        ------------------------    -----------------------    -----------------------    -------------------------
                        01/01/2005    01/01/2004   01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005     01/01/2004
                            TO            TO           TO            TO           TO            TO            TO             TO
                        12/31/2005    12/31/2004   12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005     12/31/2004
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------


                       $   (26,121)   $  (30,655)  $  (12,582)   $  (13,402)  $  (41,319)   $  (29,123)   $   (93,571)  $  (108,172)
                                 0             0            0             0            0             0      1,236,863             0
                           146,241        59,291      (39,590)      (85,610)      42,615        12,997         87,433        94,177
                           333,759       569,646      167,104       156,693      392,629       129,320       (170,049)    1,014,266
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------


                           453,879       598,282      114,932        57,681      393,925       113,194      1,060,676     1,000,271
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------


                           396,059        26,840       87,456         1,004      319,017       917,077      2,589,264     3,624,458
                        (1,063,210)     (398,458)    (161,404)     (101,042)    (125,832)      (98,494)      (428,447)     (316,358)

                           205,143       389,638       41,776       (42,569)     (72,780)      137,696         90,263       735,035
                            (1,714)       (1,844)        (328)         (404)      (3,611)         (282)       (13,592)       (2,437)
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------


                          (463,722)       16,176      (32,500)     (143,011)     116,794       955,997      2,237,488     4,040,698
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------

                            (9,843)      614,458       82,432       (85,330)     510,719     1,069,191      3,298,164     5,040,969


                         6,011,291     5,396,833      929,861     1,015,191    2,493,618     1,424,427     11,619,685     6,578,716
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------
                       $ 6,001,448    $6,011,291   $1,012,293    $  929,861   $3,004,337    $2,493,618    $14,917,849   $11,619,685
                       ===========    ==========   ==========    ==========   ==========    ==========    ===========   ===========

                         5,858,409     5,826,356    1,611,465     1,879,915    2,632,586     1,820,554      9,575,516     6,373,711
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------
                           532,524       733,615      178,432       111,246      384,419     1,263,083      2,829,120     4,413,686
                          (972,374)     (701,562)    (240,874)     (379,696)    (321,356)     (451,051)    (1,250,729)   (1,211,881)
                       -----------    ----------   ----------    ----------   ----------    ----------    -----------   -----------
                         5,418,559     5,858,409    1,549,023     1,611,465    2,695,649     2,632,586     11,153,907     9,575,516
                       ===========    ==========   ==========    ==========   ==========    ==========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                   PRUDENTIAL SP SMALL-CAP     PRUDENTIAL SP SMALL CAP    PRUDENTIAL SP PIMCO TOTAL
                                                      VALUE, PORTFOLIO            GROWTH PORTFOLIO            RETURN PORTFOLIO
                                                  -------------------------    -----------------------    -------------------------
                                                  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004
                                                      TO            TO            TO            TO            TO             TO
                                                  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004
                                                 -----------    -----------   ----------    ----------    -----------   -----------
OPERATIONS
 Net investment income (loss) ................   $  (176,087)   $  (145,399)  $  (37,892)   $  (25,198)   $ 1,323,499   $   143,630
 Capital gains distributions received ........     1,893,290          2,650            0             0        665,637       534,879
 Realized gain (loss) on shares redeemed .....       159,233        163,363        7,203         7,139         19,330       142,213
 Net change in unrealized gain (loss) on
  investments ................................    (1,266,904)     2,148,374       68,409         1,521     (1,677,802)      386,124
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................       609,532      2,168,988       37,720       (16,538)       330,664     1,206,846
                                                 -----------    -----------   ----------    ----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .................     3,171,223      6,567,256      425,553     1,132,178      7,619,868    10,562,148
 Surrenders, withdrawals and death benefits ..      (911,721)      (578,726)    (100,126)      (46,915)    (2,351,826)   (2,604,037)
 Net transfers between other subaccounts or
   fixed rate option .........................       559,884        910,479       40,194       135,093      1,387,361       121,313
 Withdrawal and other charges ................       (30,167)        (2,914)      (3,918)         (367)       (39,301)       (9,667)
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS .     2,789,219      6,896,095      361,703     1,219,989      6,616,102     8,069,757
                                                 -----------    -----------   ----------    ----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......     3,398,751      9,065,083      399,423     1,203,451      6,946,766     9,276,603

NET ASSETS
 Beginning of period .........................    15,444,907      6,379,824    2,264,156     1,060,705     36,696,385    27,419,782
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 End of period ...............................   $18,843,658    $15,444,907   $2,663,579    $2,264,156    $43,643,151   $36,696,385
                                                 ===========    ===========   ==========    ==========    ===========   ===========

 Beginning units .............................    10,478,341      5,281,710    2,352,380     1,332,566     30,931,506    23,027,676
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Units issued ................................     3,636,974      6,464,004      627,859     1,284,300     10,509,137    14,420,691
 Units redeemed ..............................    (1,787,512)    (1,267,373)    (327,447)     (264,486)    (4,290,355)   (6,516,861)
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Ending units ................................    12,327,803     10,478,341    2,652,792     2,352,380     37,150,288    30,931,506
                                                 ===========    ===========   ==========    ==========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23


                                                                  SUBACCOUNTS (CONTINUED)
                         ----------------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN LARGE CAP
                         PRUDENTIAL SP PIMCO HIGH             GROWTH             PRUDENTIAL SP LARGE CAP    PRUDENTIAL SP AIM CORE
                                   YIELD                PORTFOLIO - SERVICE               VALUE                     EQUITY
                                 PORTFOLIO                    SHARES                    PORTFOLIO                  PORTFOLIO
                         -------------------------    -----------------------    -----------------------    -----------------------
                         01/01/2005    01/01/2004    01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005   01/01/2004
                             TO            TO            TO            TO           TO            TO            TO           TO
                         12/31/2005    12/31/2004    12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005   12/31/2004
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------

                        $   699,791    $   476,738   $  (23,161)   $  (17,748)  $  (41,909)   $  (33,670)   $   (8,455)  $  (11,726)
                            174,047         63,373            0             0      153,032             0             0            0
                             16,243         35,694       14,758         8,252      139,753       126,564        24,816        9,210
                           (538,965)       163,229       50,884        57,733       60,801       628,412        28,558       93,065
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------


                            351,116        739,034       42,481        48,237      311,677       721,306        44,919       90,549
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------


                          3,690,263      5,533,672      160,317     1,090,948      820,571     1,358,575       366,666      531,182
                           (572,865)      (394,066)     (38,579)      (32,214)    (540,628)     (531,615)      (41,373)     (40,575)

                            356,222        694,227      (74,643)      (20,755)     351,335       522,003      (247,517)      62,598
                            (19,758)        (1,789)      (4,514)         (175)      (6,305)       (1,200)       (1,816)        (220)
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------


                          3,453,862      5,832,044       42,581     1,037,804      624,973     1,347,763        75,960      552,985
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------

                          3,804,978      6,571,078       85,062     1,086,041      936,650     2,069,069       120,879      643,534


                         11,517,032      4,945,954    1,654,352       568,311    5,563,289     3,494,220     1,436,733      793,199
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------
                        $15,322,010    $11,517,032   $1,739,414    $1,654,352   $6,499,939    $5,563,289    $1,557,612   $1,436,733
                        ===========    ===========   ==========    ==========   ==========    ==========    ==========   ==========

                          8,863,667      4,059,124    1,556,535       754,626    4,543,097     3,471,011     1,570,182    1,090,436
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------
                          4,143,000      6,173,187      165,952       981,707    1,204,169     1,922,145       374,121      616,392
                         (1,469,026)    (1,368,644)    (161,686)     (179,798)    (783,906)     (850,059)     (326,442)    (136,646)
                        -----------    -----------   ----------    ----------   ----------    ----------    ----------   ----------
                         11,537,641      8,863,667    1,560,801     1,556,535    4,963,360     4,543,097     1,617,861    1,570,182
                        ===========    ===========   ==========    ==========   ==========    ==========    ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                      A24

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------
                                                    PRUDENTIAL SP STRATEGIC       PRUDENTIAL SP MID             SP PRUDENTIAL
                                                       PARTNERS FOCUSED               CAP GROWTH                U.S. EMERGING
                                                       GROWTH PORTFOLIO               PORTFOLIO                GROWTH PORTFOLIO
                                                    -----------------------    ------------------------    ------------------------
                                                   01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005    01/01/2004
                                                       TO            TO            TO            TO            TO            TO
                                                   12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005    12/31/2004
                                                   ----------    ----------   -----------    ----------    -----------   ----------

OPERATIONS
 Net investment income (loss) ..................   $  (23,546)   $  (15,111)  $   (88,126)   $  (44,196)   $  (122,772)  $  (69,434)
 Capital gains distributions received ..........            0             0             0             0      1,162,418          927
 Realized gain (loss) on shares redeemed .......       18,323        11,807       123,056        47,521         82,649       56,821
 Net change in unrealized gain (loss) on
 investments ...................................      227,002       110,885       459,796       537,146        286,558      923,639
                                                   ----------    ----------   -----------    ----------    -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...............................      221,779       107,581       494,726       540,471      1,408,853      911,953
                                                   ----------    ----------   -----------    ----------    -----------   ----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...................      272,679       418,362     1,047,689     1,269,202        967,468    2,789,061
 Surrenders, withdrawals and death benefits ....      (78,062)      (84,302)     (341,365)     (167,946)      (399,537)    (168,706)
 Net transfers between other subaccounts or
   fixed rate option ...........................      173,156       110,956     1,757,499       391,719      1,118,653      307,052
 Withdrawal and other charges ..................       (1,985)         (228)       (7,576)         (799)       (13,297)      (2,217)
                                                   ----------    ----------   -----------    ----------    -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CONTRACT OWNER TRANSACTIONS ..............      365,788       444,788     2,456,247     1,492,176      1,673,287    2,925,190
                                                   ----------    ----------   -----------    ----------    -----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........      587,567       552,369     2,950,973     2,032,647      3,082,140    3,837,143

NET ASSETS
 Beginning of period ...........................    1,307,627       755,258     4,027,700     1,995,053      6,538,099    2,700,956
                                                   ----------    ----------   -----------    ----------    -----------   ----------
 End of period .................................   $1,895,194    $1,307,627   $ 6,978,673    $4,027,700    $ 9,620,239   $6,538,099
                                                   ==========    ==========   ===========    ==========    ===========   ==========

 Beginning units ...............................    1,402,862     1,048,670     4,157,602     3,011,355      5,270,270    3,234,105
                                                   ----------    ----------   -----------    ----------    -----------   ----------
 Units issued ..................................      409,596       694,073     3,112,348     1,917,065      2,338,441    2,858,488
 Units redeemed ................................     (162,979)     (339,881)   (1,082,372)     (770,818)    (1,041,665)    (822,323)
                                                   ----------    ----------   -----------    ----------    -----------   ----------
 Ending units ..................................    1,649,479     1,402,862     6,187,578     4,157,602      6,567,046    5,270,270
                                                   ==========    ==========   ===========    ==========    ===========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25


                                                                SUBACCOUNTS (CONTINUED)
                     --------------------------------------------------------------------------------------------------------------
                                                                                                                 PRUDENTIAL SP
                           PRUDENTIAL SP                PRUDENTIAL SP                PRUDENTIAL SP             AGGRESSIVE GROWTH
                        CONSERVATIVE ASSET             BALANCED ASSET                GROWTH ASSET              ASSET ALLOCATION
                       ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO              PORTFOLIO
                     -------------------------    -------------------------    -------------------------    -----------------------
                     01/01/2005    01/01/2004     01/01/2005    01/01/2004     01/01/2005     01/01/2004    01/01/2005   01/01/2004
                         TO            TO             TO            TO             TO             TO            TO           TO
                     12/31/2005    12/31/2004     12/31/2005    12/31/2004     12/31/2005     12/31/2004    12/31/2005   12/31/2004
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------


                    $   (69,591)   $   (56,929)  $  (374,300)   $  (227,579)  $  (333,501)   $  (188,648)   $  (63,510)  $  (39,317)
                        677,989         29,101     1,412,922         13,299       963,290              0       156,779            0
                        264,570         79,906       542,056        239,423       572,810         59,599        60,616       10,121
                        196,071      1,117,366     1,819,596      2,832,863     1,611,530      2,377,906       255,943      421,397
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------


                      1,069,039      1,169,444     3,400,274      2,858,006     2,814,129      2,248,857       409,828      392,201
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------


                      8,791,792      8,510,681    28,008,001     17,786,940    19,270,468     13,245,639       746,316    1,961,942
                     (2,000,285)      (257,589)   (2,582,613)    (1,177,324)   (1,364,349)      (503,991)     (178,268)     (20,076)

                        935,108      1,334,747     1,472,449      4,118,231     2,553,078      2,043,868       358,086      173,200
                        (29,269)        (3,033)      (61,482)        (6,768)      (65,696)        (4,541)       (9,512)        (958)
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------


                      7,697,346      9,584,806    26,836,355     20,721,079    20,393,501     14,780,975       916,622    2,114,108
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------

                      8,766,385     10,754,250    30,236,629     23,579,085    23,207,630     17,029,832     1,326,450    2,506,309


                     19,171,872      8,417,622    37,366,920     13,787,835    24,855,027      7,825,195     3,958,587    1,452,278
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------
                    $27,938,257    $19,171,872   $67,603,549    $37,366,920   $48,062,657    $24,855,027    $5,285,037   $3,958,587
                    ===========    ===========   ===========    ===========   ===========    ===========    ==========   ==========

                     16,342,750      7,914,672    30,709,053     13,243,672    20,303,875      8,135,275     3,055,154    1,399,916
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------
                      7,843,081      9,803,898    22,356,279     20,446,173    13,134,859     12,878,275     1,046,529    1,822,643
                     (3,146,948)    (1,375,820)   (7,395,174)    (2,980,792)   (5,000,830)      (709,675)     (400,139)    (167,405)
                    -----------    -----------   -----------    -----------   -----------    -----------    ----------   ----------
                     21,038,883     16,342,750    45,670,158     30,709,053    28,437,904     20,303,875     3,701,544    3,055,154
                    ===========    ===========   ===========    ===========   ===========    ===========    ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                       SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                           PRUDENTIAL SP
                                                           WILLIAM BLAIR              PRUDENTIAL SP
                                                           INTERNATIONAL            LSV INTERNATIONAL              EVERGREEN
                                                         GROWTH PORTFOLIO            VALUE PORTFOLIO            VA GROWTH FUND
                                                      -----------------------    -----------------------    -----------------------
                                                     01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005   01/01/2004
                                                         TO            TO           TO            TO            TO           TO
                                                     12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005   12/31/2004
                                                     ----------    ----------   ----------    ----------    ----------   ----------

OPERATIONS
 Net investment income (loss) ....................   $  (35,505)   $  (27,300)  $  (48,697)   $  (31,663)    $  (150)      $  (35)
 Capital gains distributions received ............      148,432             0      375,209             0           0            0
 Realized gain (loss) on shares redeemed .........       59,828        34,850       47,072        30,567          14            0
 Net change in unrealized gain (loss) on
  investments ....................................      397,067       321,770      138,444       453,015       1,116          332
                                                     ----------    ----------   ----------    ----------     -------       ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ................................      569,822       329,320      512,028       451,919         980          297
                                                     ----------    ----------   ----------    ----------     -------       ------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .....................      957,880     1,040,154      691,184     1,549,404           0        2,599
 Surrenders, withdrawals and death benefits ......     (115,822)     (150,522)    (108,979)     (113,960)          0            0
 Net transfers between other subaccounts or fixed
  rate option ....................................      151,278       454,670       89,988       222,761       7,501            0
 Withdrawal and other charges ....................       (4,443)         (451)      (7,159)         (654)         (2)           0
                                                     ----------    ----------   ----------    ----------     -------       ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM CONTRACT OWNER TRANSACTIONS ...............      988,893     1,343,851      665,034     1,657,551       7,499        2,599
                                                     ----------    ----------   ----------    ----------     -------       ------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........    1,558,715     1,673,171    1,177,062     2,109,470       8,479        2,896

NET ASSETS
 Beginning of period .............................    3,017,831     1,344,660    3,811,989     1,702,519       2,896            0
                                                     ----------    ----------   ----------    ----------     -------       ------
 End of period ...................................   $4,576,546    $3,017,831   $4,989,051    $3,811,989     $11,375       $2,896
                                                     ==========    ==========   ==========    ==========     =======       ======

 Beginning units .................................    2,718,885     1,773,203    3,232,109     1,901,549       1,922            0
                                                     ----------    ----------   ----------    ----------     -------       ------
 Units issued ....................................    1,403,818     1,506,952      908,006     2,050,940       5,290        1,923
 Units redeemed ..................................     (726,508)     (561,270)    (461,960)     (720,380)          0           (1)
                                                     ----------    ----------   ----------    ----------     -------       ------
 Ending units ....................................    3,396,195     2,718,885    3,678,155     3,232,109       7,212        1,922
                                                     ==========    ==========   ==========    ==========     =======       ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27


                                                                        SUBACCOUNTS (CONTINUED)
                                     ----------------------------------------------------------------------------------------------

                                     EVERGREEN VA                                 EVERGREEN VA SPECIAL      EVERGREEN INTERNATIONAL
                                     BALANCED FUND    EVERGREEN VA OMEGA FUND          VALUES FUND                EQUITY FUND
                                     -------------    -----------------------    -----------------------    -----------------------
                                      01/01/2005     01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005   01/01/2004
                                          TO             TO            TO           TO            TO            TO           TO
                                      12/31/2005     12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005   12/31/2004
                                     -------------   ----------    ----------   ----------    ----------    ----------   ----------


                                        $   116       $ (6,746)    $  (6,196)    $   (947)     $    273      $  2,848     $    541
                                              0              0             0       21,152         1,327             0            0
                                            194          3,919          (875)         527            78         2,829          668
                                            260         10,940        23,524       (3,864)       20,638        42,202       38,938
                                        -------       --------     ---------     --------      --------      --------     --------


                                            570          8,113        16,453       16,868        22,316        47,879       40,147
                                        -------       --------     ---------     --------      --------      --------     --------


                                         13,856         41,558       194,326       14,051        70,320        62,661      122,871
                                              0         (1,141)       (1,045)        (557)            0        (1,817)        (594)

                                              0        (37,190)       92,353        4,780        76,370        (2,619)     104,181
                                              0           (373)          (49)        (307)          (10)         (112)          (3)
                                        -------       --------     ---------     --------      --------      --------     --------



                                         13,856          2,854       285,585       17,967       146,680        58,113      226,455
                                        -------       --------     ---------     --------      --------      --------     --------

                                         14,426         10,967       302,038       34,835       168,996       105,992      266,602


                                              0        432,551       130,513      180,392        11,396       281,380       14,778
                                        -------       --------     ---------     --------      --------      --------     --------
                                        $14,426       $443,518     $ 432,551     $215,227      $180,392      $387,372     $281,380
                                        =======       ========     =========     ========      ========      ========     ========

                                              0        308,139        97,966      121,801         9,106        22,984        1,414
                                        -------       --------     ---------     --------      --------      --------     --------
                                         11,887         46,151       312,860       12,212       112,702         5,670       22,026
                                             (1)       (44,712)     (102,687)        (684)           (7)         (916)        (456)
                                        -------       --------     ---------     --------      --------      --------     --------
                                         11,886        309,578       308,139      133,329       121,801        27,738       22,984
                                        =======       ========     =========     ========      ========      ========     ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                   SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                                                AST                 AST                  AST
                                                   EVERGREEN VA         ALLIANCE BERNSTEIN    AMERICAN CENTURY    AMERICAN CENTURY
                                                   FUNDAMENTAL            GROWTH & INCOME     INCOME & GROWTH    STRATEGIC BALANCED
                                                  LARGE CAP FUND             PORTFOLIO           PORTFOLIO            PORTFOLIO
                                             -----------------------    ------------------    ----------------   ------------------
                                             01/01/2005   01/01/2004        3/14/2005*           3/14/2005*          3/14/2005*
                                                 TO           TO                TO                   TO                  TO
                                             12/31/2005   12/31/2004        12/31/2005           12/31/2005          12/31/2005
                                             ----------   ----------    ------------------    ----------------   ------------------
OPERATIONS
 Net investment income (loss)............     $ (2,564)    $   (157)         $   (536)            $ (1,084)            $  (178)
 Capital gains distributions received....            0            0                 0                    0                   0
 Realized gain (loss) on shares redeemed.        1,499          656               (11)                 (84)                  4
 Net change in unrealized gain (loss) on
  investments............................       29,794       24,318             2,839                3,178               1,150
                                              --------     --------          --------             --------             -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............       28,729       24,817             2,292                2,010                 976
                                              --------     --------          --------             --------             -------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments.............            0      174,686            80,919              169,773              42,736
 Surrenders, withdrawals and death
  benefits...............................       (7,301)           0                 0               (1,351)                  0
 Net transfers between other subaccounts
  or fixed rate option...................       66,572          103            34,136               11,011               7,019
 Withdrawal and other charges............          (32)           0                 0                    0                   0
                                              --------     --------          --------             --------             -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS...........................       59,239      174,789           115,055              179,433              49,755
                                              --------     --------          --------             --------             -------

TOTAL INCREASE (DECREASE) IN NET ASSETS..       87,968      199,606           117,347              181,443              50,731

NET ASSETS
 Beginning of period.....................      309,656      110,050                 0                    0                   0
                                              --------     --------          --------             --------             -------
 End of period...........................     $397,624     $309,656          $117,347             $181,443             $50,731
                                              ========     ========          ========             ========             =======

 Beginning units.........................       27,752       10,586                 0                    0                   0
                                              --------     --------          --------             --------             -------
 Units issued............................        6,256       23,234            11,569               19,433               4,911
 Units redeemed..........................         (756)      (6,068)             (143)              (1,871)                  0
                                              --------     --------          --------             --------             -------
 Ending units............................       33,252       27,752            11,426               17,562               4,911
                                              ========     ========          ========             ========             =======


* Date subaccount became available for investment.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29


                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

  AST COHEN &      AST GLOBAL     AST DEAM        AST DEAM         AST DEAM       AST GOLDMAN       AST FEDERATED
  STEERS REAL      ALLOCATION    LARGE-CAP       SMALL-CAP         SMALL-CAP    SACHS HIGH YIELD     AGGRESSIVE       AST MID-CAP
ESTATE PORTFOLIO    PORFOLIO   VALUE PORFOLIO GROWTH PORFOLIO   VALUE PORFOLIO     PORTFOLIO      GROWTH PORTFOLIO  VALUE PORTFOLIO
----------------   ----------  -------------- ---------------   --------------  ----------------  ----------------  ---------------
   3/14/2005*      3/14/2005*    3/14/2005*      3/14/2005*       3/14/2005*       3/14/2005*        3/14/2005*        3/14/2005*
       TO              TO            TO              TO               TO               TO                TO                TO
   12/31/2005      12/31/2005    12/31/2005      12/31/2005       12/31/2005       12/02/2005        12/02/2005        12/02/2005
----------------   ----------  -------------- ---------------   --------------  ----------------  ----------------  ---------------

    $ (1,338)        $  (183)     $  (264)        $  (222)         $   (779)        $ (5,283)         $ (2,468)         $   (903)
           0               0            0               0               489                0                 0                 0
         412              56           31             (12)              191             (794)              (31)              (28)
      12,885           1,254        1,790             960              (519)          10,043            23,392             2,205
    --------         -------      -------         -------          --------         --------          --------          --------


      11,959           1,127        1,557             726              (618)           3,966            20,893             1,274
    --------         -------      -------         -------          --------         --------          --------          --------


     155,482           4,631       40,153          54,505           110,143          555,853           142,745           132,026
        (306)              0            0               0            (7,098)          (7,213)           (2,812)             (707)

      60,173          17,299        1,272             360             3,015          173,415           224,949             4,654
          (6)              0            0               0                 0             (298)             (341)                0
    --------         -------      -------         -------          --------         --------          --------          --------


     215,343          21,930       41,425          54,865           106,060          721,757           364,541           135,973
    --------         -------      -------         -------          --------         --------          --------          --------

     227,302          23,057       42,982          55,591           105,442          725,723           385,434           137,247


           0               0            0               0                 0                0                 0                 0
    --------         -------      -------         -------          --------         --------          --------          --------
    $227,302         $23,057      $42,982         $55,591          $105,442         $725,723          $385,434          $137,247
    ========         =======      =======         =======          ========         ========          ========          ========

           0               0            0               0                 0                0                 0                 0
    --------         -------      -------         -------          --------         --------          --------          --------
      20,139           4,348        4,555           5,506            12,355           95,145            37,079            14,234
      (1,230)         (2,180)        (544)           (116)           (1,835)         (21,568)           (1,919)             (976)
    --------         -------      -------         -------          --------         --------          --------          --------
      18,909           2,168        4,011           5,390            10,520           73,577            35,160            13,258
    ========         =======      =======         =======          ========         ========          ========          ========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                                 AST GOLDMAN                                              AST LORD
                                                                    SACHS            AST GOLDMAN                        ABBETT BOND
                                             AST SMALL-CAP      CONCENTRATED        SACHS MID-CAP      AST LARGE-CAP     DEBENTURE
                                            VALUE PORTFOLIO   GROWTH PORTFOLIO    GROWTH PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO
                                            ---------------   ----------------    ----------------    ---------------   -----------
                                              3/14/2005*         3/14/2005*          3/14/2005*         3/14/2005*       3/14/2005*
                                                  TO                 TO                  TO                 TO               TO
                                              12/02/2005         12/02/2005          12/31/2005         12/31/2005       12/31/2005
                                            ---------------   ----------------    ----------------    ---------------   -----------
OPERATIONS
 Net investment income (loss)...........        $  (440)          $   (959)           $ (2,609)          $ (3,593)        $ (3,546)
 Capital gains distributions received ..              0                  0                   0                  0              114
 Realized gain (loss) on shares redeemed            126                 74                 354                160               18
 Net change in unrealized gain (loss) on
  investments...........................          2,235              6,983              13,795             10,482            4,638
                                                -------           --------            --------           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............          1,921              6,098              11,540              7,049            1,224
                                                -------           --------            --------           --------         --------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...........         42,437            135,338             262,344            258,130          611,392
 Surrenders, withdrawals and death
  benefits .............................         (3,237)              (521)             (9,891)            (2,622)          (4,487)
 Net transfers between other subaccounts
  or fixed rate option..................         32,079              8,886             164,596            261,070           30,045
 Withdrawal and other charges...........              0                  0                (201)              (416)              (7)
                                                -------           --------            --------           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS..........................         71,279            143,703             416,848            516,162          636,943
                                                -------           --------            --------           --------         --------

TOTAL INCREASE (DECREASE) IN NET ASSETS.         73,200            149,801             428,388            523,211          638,167

NET ASSETS
 Beginning of period ...................              0                  0                   0                  0                0
                                                -------           --------            --------           --------         --------
 End of period..........................        $73,200           $149,801            $428,388           $523,211         $638,167
                                                =======           ========            ========           ========         ========

 Beginning units........................              0                  0                   0                  0                0
                                                -------           --------            --------           --------         --------
 Units issued...........................          6,761             14,122              45,361             53,320           69,445
 Units redeemed.........................            108               (201)             (4,893)            (3,776)          (5,312)
                                                -------           --------            --------           --------         --------
 Ending units...........................          6,869             13,921              40,468             49,544           64,133
                                                =======           ========            ========           ========         ========

* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31


                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                   AST
                               NEUBERGER &   AST NEUBERGER                           AST                AST            AST T. ROWE
 AST MARSICO       AST MFS     BERMAN MID-   & BERMAN MID-     AST PIMCO      ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN    PRICE NATURAL
CAPITAL GROWTH     GROWTH      CAP GROWTH      CAP VALUE        LIMITED          CORE VALUE        MANAGED INDEX        RESOURCES
  PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO     MATURITY BOND        PORTFOLIO             500             PORTFOLIO
--------------   ----------    -----------   -------------   -------------    -----------------  -----------------    -------------
  3/14/2005*     3/14/2005*    3/14/2005*      3/14/2005*      3/14/2005*        3/14/2005*          3/14/2005*         3/14/2005*
      TO             TO            TO              TO              TO                TO                  TO                 TO
  12/31/2005     12/02/2005    12/31/2005      12/31/2005      12/31/2005        12/31/2005          12/31/2005         12/31/2005
--------------   ----------    -----------   -------------   -------------    -----------------  -----------------    -------------

   $ (4,490)      $   (735)     $ (1,141)       $ (3,848)       $ (4,991)          $  (316)           $  (212)          $   (7,735)
          0              0             0             729              55                 0                  0                    0
        540            622           519             486              52                 7                 44                1,861
     39,887          4,819        15,079          30,771           5,992             1,830                418              121,949
   --------       --------      --------        --------        --------           -------            -------           ----------


     35,937          4,706        14,457          28,138           1,108             1,521                250              116,075
   --------       --------      --------        --------        --------           -------            -------           ----------


    378,869        100,575       131,866         318,831         528,919            44,128             27,371              385,311
     (2,567)          (811)          (21)         (2,485)        (20,146)                0                  0               (4,146)

    327,156         (1,124)       39,073         259,470         246,722             8,121             37,972              971,907
       (549)             0             0            (346)           (300)                0                  0                 (958)
   --------       --------      --------        --------        --------           -------            -------           ----------


    702,909         98,640       170,918         575,470         755,195            52,249             65,343            1,352,114
   --------       --------      --------        --------        --------           -------            -------           ----------

    738,846        103,346       185,375         603,608         756,303            53,770             65,593            1,468,189


          0              0             0               0               0                 0                  0                    0
   --------       --------      --------        --------        --------           -------            -------           ----------
   $738,846       $103,346      $185,375        $603,608        $756,303           $53,770            $65,593           $1,468,189
   ========       ========      ========        ========        ========           =======            =======           ==========

          0              0             0               0               0                 0                  0                    0
   --------       --------      --------        --------        --------           -------            -------           ----------
     72,933         10,929        16,408          59,108          80,324             5,210              6,766              133,729
     (5,210)        (1,320)          (62)         (3,685)         (5,129)                0               (459)              (8,669)
   --------       --------      --------        --------        --------           -------            -------           ----------
     67,723          9,609        16,346          55,423          75,195             5,210              6,307              125,060
   ========       ========      ========        ========        ========           =======            =======           ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                       SUBACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                                                                                             AST
                                                     AST T. ROWE                                                         AGGRESSIVE
                                                     PRICE ASSET      AST MFS         AST JP MORGAN      AST T. ROWE        ASSET
                                                     ALLOCATION    GLOBAL EQUITY      INTERNATIONAL      PRICE GLOBAL    ALLOCATION
                                                      PORTFOLIO      PORTFOLIO      EQUITY PORTFOLIO    BOND PORTFOLIO    PORTFOLIO
                                                     -----------   -------------    ----------------    --------------   ----------
                                                     3/14/2005*      3/14/2005*        3/14/2005*         3/14/2005*     12/5/2005*
                                                         TO              TO                TO                 TO             TO
                                                     12/31/2005      12/31/2005        12/31/2005         12/31/2005     12/31/2005
                                                     -----------   -------------    ----------------    --------------   ----------
OPERATIONS
 Net investment income (loss)....................      $  (409)       $   (846)         $   (989)          $ (1,121)      $    (35)
 Capital gains distributions received ...........            0               0                 0                 14              0
 Realized gain (loss) on shares redeemed.........           24             329               194               (663)             0
 Net change in unrealized gain (loss) on
  investments....................................        2,003           8,070            14,182             (4,281)          (654)
                                                       -------        --------          --------           --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................        1,618           7,553            13,387             (6,051)          (689)
                                                       -------        --------          --------           --------       --------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....................       18,238         101,864           151,913            190,120         40,526
 Surrenders, withdrawals and death benefits .....            0          (7,112)              (33)            (1,878)             0
 Net transfers between other subaccounts or fixed
  rate option....................................       36,597          33,502            15,703             61,616         68,702
 Withdrawal and other charges....................            0               0                 0                (12)             0
                                                       -------        --------          --------           --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM CONTRACT OWNER TRANSACTIONS...............       54,835         128,254           167,583            249,846        109,228
                                                       -------        --------          --------           --------       --------

TOTAL INCREASE (DECREASE) IN NET ASSETS..........       56,453         135,807           180,970            243,795        108,539

NET ASSETS
 Beginning of period.............................            0               0                 0                  0              0
                                                       -------        --------          --------           --------       --------
 End of period...................................      $56,453        $135,807          $180,970           $243,795       $108,539
                                                       =======        ========          ========           ========       ========

 Beginning units.................................            0               0                 0                  0              0
                                                       -------        --------          --------           --------       --------
 Units issued....................................        6,281          14,408            28,631             28,206         10,856
 Units redeemed..................................         (834)         (1,451)          (11,658)            (2,425)             0
                                                       -------        --------          --------           --------       --------
 Ending units....................................        5,447          12,957            16,973             25,781         10,856
                                                       =======        ========          ========           ========       ========

* Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33


                                                                              SUBACCOUNTS (CONTINUED)
                                                -----------------------------------------------------------------------------------

                                                AST CAPITAL    AST BALANCED           AST
                                                GROWTH ASSET       ASSET         CONSERVATIVE      AST PRESERVATION   GARTMORE GVIT
                                                 ALLOCATION     ALLOCATION     ASSET ALLOCATION    ASSET ALLOCATION     DEVELOPING
                                                 PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO          MARKETS
                                                ------------   ------------    ----------------    ----------------   -------------
                                                 12/5/2005*     12/5/2005*        12/5/2005*          12/5/2005*        3/14/2005*
                                                     TO             TO                TO                  TO                TO
                                                 12/31/2005     12/31/2005        12/31/2005          12/31/2005        12/31/2005
                                                ------------   ------------    ----------------    ----------------   -------------

                                                  $   (286)     $     (850)       $     (617)          $    (69)         $   (656)
                                                         0               0                 0                  0             5,000
                                                       (87)            228               634                (22)             (722)
                                                    (2,009)         (3,221)           (4,689)                14            18,324
                                                  --------      ----------        ----------           --------          --------


                                                    (2,382)         (3,843)           (4,672)               (77)           21,946
                                                  --------      ----------        ----------           --------          --------


                                                   568,441       1,731,155           911,475                  0            64,831
                                                         0               0                 0                  0              (366)

                                                    86,000         175,758           501,042            334,526            77,017
                                                         0               0                 0                  0                (2)
                                                  --------      ----------        ----------           --------          --------


                                                   654,441       1,906,913         1,412,517            334,526           141,480
                                                  --------      ----------        ----------           --------          --------

                                                   652,059       1,903,070         1,407,845            334,449           163,426


                                                         0               0                 0                  0                 0
                                                  --------      ----------        ----------           --------          --------
                                                  $652,059      $1,903,070        $1,407,845           $334,449          $163,426
                                                  ========      ==========        ==========           ========          ========

                                                         0               0                 0                  0                 0
                                                  --------      ----------        ----------           --------          --------
                                                    65,230         206,945           180,814             34,415            12,975
                                                       (55)        (16,891)          (40,360)            (1,097)              566
                                                  --------      ----------        ----------           --------          --------
                                                    65,175         190,054           140,454             33,318            13,541
                                                  ========      ==========        ==========           ========          ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                      NOTES TO THE FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2005

NOTE 1:      GENERAL

             Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

             The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are eighty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP T.Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Protfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio, Prudential SP LSV International Value Portfolio, AST AllianceBernstein Growth & Income Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Cohen & Steers Real Estate Portfolio, AST Global Allocation Portfolio, AST DeAm Large-Cap Value Portfolio, AST DeAm Small-Cap Growth Portfolio, AST DeAm Small-Cap Value Portfolio, AST Goldman Sachs High Yield Portfolio, AST Federated Aggressive Growth Portfolio, AST Mid Cap Value Portfolio, AST Small Cap Value Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Large Cap Value Portfolio, AST Lord Abbett Bond Debenture Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Growth Portfolio, AST Neuberger & Berman Mid-Cap Growth Portfolio, AST Neuberger & Berman Mid-Cap Value Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST AllianceBernstein Core Value Portfolio, AST AllianceBernstein Managed Index 500 Portfolio, AST T.Rowe Price Natural Resources, AST T.Rowe Price Asset Allocation Portfolio, AST MFS Global Equity Portfolio, AST JP Morgan International Equity Portfolio, AST T.Rowe Price Global Bond Portfolio, AST Aggressive Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, and AST Preservation Asset Allocation Porffolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential adminstered funds are: Premier VIT OpCap Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Stock Portfolio, AIM V.I. Premier Equity, Janus Aspen Large Cap Growth Portfolio-Service Shares, MFS VIT-Research Bond Series, MFS Emerging


                                      A35

             Growth Series, Premier VIT OpCap Small Cap Portfolio, Credit Suisse Trust Global Small Cap Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Small-Mid Cap Growth Securities, AllianceBernstein Large Cap Growth Portfolio, Davis Value Fund, Janus Aspen Large Cap Growth Portfolio-Institutional Shares, Evergreen VA Balanced Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen International Equity Fund, Evergeen VA Fundamental Large Cap Fund, and Gartmore GVIT Developing Markets.

             The Series Funds are a diversified open-ended management investment companies, and are managed by affiliates of Prudential.

             On April 15, 2005, the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2005 as a transfer in.

        RETIRED PORTFOLIOS                                  NEW PORTFOLIOS                                        ASSETS MOVED
         ------------------                                 --------------                                        -------------
        Evergreen VA Fund...............................    Evergreen VA Fundamental Large Cap Fund               $          54,606


             On April 29, 2005 the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2005 as a transfer in.

        RETIRED PORTFOLIOS                                  NEW PORTFOLIOS                                        ASSETS MOVED
         ------------------                                 --------------                                        -------------
        Prudential SP Technology Portfolio..............    SP Prudential Emerging Growth Portfolio               $         813,552
        Prudential SP MFS Capital Opportunities
         Portfolio......................................    Prudential Equity Portfolio                           $         813,155
        Prudential SP AIM Aggressive Growth Portfolio...    Prudential SP Mid Cap Growth Portfolio                $       1,562,629


             On December 2, 2005 the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2005 as transfer in.

        RETIRED PORTFOLIOS                         NEW PORTFOLIOS                                                 ASSETS MOVED
         ------------------                        --------------                                                 -------------
        AST Alger All-Cap Growth Portfolio......   AST Neuberger & Berman Mid-Cap Growth Portfolio                $               0
        AST AllianceBernstein Growth + Value
         Portfolio .............................   AST AllianceBernstein Managed Index 500                        $          39,578


NOTE 2:      SIGNIFICANT ACCOUNTING POLICIES

             The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

             Investments -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

             Security Transactions -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

             Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.



                                      A36

NOTE 3:      TAXES

             Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:      PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2005 were as follows:

                                                              PURCHASES        SALES
                                                             -----------    ------------
        Prudential Money Market Portfolio ................   $ 5,572,483    $(10,739,838)
        Prudential Diversified Bond Portfolio ............   $   418,368    $ (7,563,076)
        Prudential Equity Portfolio ......................   $ 2,407,135    $ (6,388,891)
        Prudential Value Portfolio .......................   $ 3,388,532    $ (5,228,454)
        Prudential High Yield Bond Portfolio .............   $   644,834    $ (5,021,740)
        Prudential Stock Index Portfolio .................   $ 3,951,021    $ (8,893,651)
        Prudential Global Portfolio ......................   $ 1,003,134    $ (1,499,557)
        Prudential Jennison Portfolio ....................   $ 1,215,072    $ (8,513,799)
        Prudential Small Capitalization Stock Portfolio ..   $   576,931    $ (1,743,334)
        T. Rowe Price International Stock Portfolio ......   $   262,819    $   (504,270)
        T. Rowe Price Equity Stock Portfolio .............   $   512,866    $ (2,463,508)
        Premier VIT OpCap Managed Portfolio ..............   $    74,706    $ (2,591,101)
        Premier VIT OpCap Small Cap Portfolio ............   $    68,111    $ (1,850,913)
        AIM V.I. Core Equity Fund ........................   $    59,209    $ (1,344,521)
        AIM V.I. Premier Equity Fund .....................   $   123,192    $ (2,491,815)
        Janus Aspen Large Cap Growth -- Institutional
         Shares  .........................................   $   157,163    $ (2,360,387)
        Janus Aspen International Growth Portfolio .......   $   316,434    $ (3,448,806)
        MFS VIT -- Research Bond Series ..................   $    90,005    $   (862,159)
        MFS Emerging Growth Series .......................   $   121,825    $ (2,144,994)
        Credit Suisse Trust Global Small Cap .............   $   247,711    $   (580,854)
        American Century VP Value Fund ...................   $   314,734    $ (1,255,966)
        Franklin Small-Mid Cap Growth Securities .........   $   158,895    $ (1,180,954)
        Prudential Jennison 20/20 Focus Portfolio ........   $   566,854    $ (1,218,648)
        Prudential Diversified Conservative Growth
         Portfolio .......................................   $   384,042    $ (1,875,990)
        Davis Value Fund .................................   $   412,148    $   (959,378)
        AllianceBernstein Large Cap Growth ...............   $    99,486    $   (144,567)
        Prudential SP T.Rowe Price Large Cap Growth
         Portfolio .......................................   $   416,218    $   (340,742)
        Prudential SP Davis Value Portfolio ..............   $ 3,223,989    $ (1,193,664)
        Prudential SP Small-Cap Value Portfolio ..........   $ 4,349,174    $ (1,822,098)
        Prudential SP Small Cap Growth Portfolio .........   $   621,468    $   (297,657)
        Prudential SP PIMCO Total Return Portfolio .......   $ 9,793,209    $ (3,791,348)
        Prudential SP PIMCO High Yield Portfolio .........   $ 4,529,584    $ (1,288,255)
        Janus Aspen Large Cap Growth Portfolio -- Service
         Shares ..........................................   $   199,052    $   (181,719)
        Prudential SP Large Cap Value Portfolio ..........   $ 1,355,876    $   (824,020)
        Prudential SP AIM Core Equity Portfolio ..........   $   437,472    $   (385,310)
        Prudential SP MFS Capital Opportunities Portfolio    $   122,549    $   (827,376)
        Prudential SP Strategic Partners Focused Growth
         Portfolio .......................................   $   506,530    $   (164,288)
        Prudential SP Mid Cap Growth Portfolio ...........   $ 3,215,254    $   (847,133)
        SP Prudential U.S. Emerging Growth Portfolio .....   $ 2,587,114    $ (1,036,611)
        Prudential SP AIM Aggressive Growth Portfolio ....   $   190,004    $ (1,613,446)
        Prudential SP Technology Portfolio ...............   $    46,343    $   (907,195)
        Prudential SP Conservative Asset Allocation
         Portfolio .......................................   $11,147,456    $ (3,797,097)
        Prudential SP Balanced Asset Allocation Portfolio    $33,742,476    $ (7,678,128)
        Prudential SP Growth Asset Allocation Portfolio ..   $27,489,799    $ (7,596,933)
        Prudential SP Aggressive Growth Asset Allocation
         Portfolio .......................................   $ 1,323,028    $   (476,875)
        Prudential SP William Blair International Growth
         Portfolio .......................................   $ 1,832,879    $   (899,562)
        Prudential SP LSV International Value Portfolio ..   $ 1,095,495    $   (497,101)
        Evergreen VA Balanced Fund .......................   $    14,050    $        (46)

                                      A37

NOTE 4:      PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                PURCHASES       SALES
                                                               ----------    -----------
        Evergreen VA Growth Fund ...........................   $    7,500    $      (152)
        Evergreen VA Omega Fund ............................   $   62,325    $   (67,141)
        Evergreen VA Special Values Fund ...................   $   19,054    $    (4,104)
        Evergreen International Equity Fund ................   $   69,936    $   (17,479)
        Evergreen VA Fundamental Large Cap Fund ............   $   67,372    $   (14,331)
        Evergreen VA Fund ..................................   $    7,238    $   (54,813)
        AST AllianceBernstein Growth & Income Portfolio ....   $  115,752    $    (1,233)
        AST AllianceBernstein Growth + Value Portfolio .....   $   38,015    $   (40,111)
        AST American Century Income & Growth Portfolio .....   $  196,590    $   (18,241)
        AST American Century Strategic Balanced Portfolio ..   $   49,749    $      (172)
        AST Cohen & Steers Real Estate Portfolio ...........   $  228,579    $   (14,575)
        AST Global Allocation Porfolio .....................   $   41,961    $   (20,214)
        AST DeAm Large-Cap Value Porfolio ..................   $   46,889    $    (5,728)
        AST DeAm Small-Cap Growth Porfolio .................   $   56,038    $    (1,396)
        AST DeAm Small-Cap Value Porfolio ..................   $  124,443    $   (19,170)
        AST Goldman Sachs High Yield Portfolio .............   $  835,602    $  (119,571)
        AST Federated Aggressive Growth Portfolio ..........   $  372,564    $   (10,491)
        AST Mid-Cap Value Portfolio ........................   $  145,474    $   (10,405)
        AST Small-Cap Value Portfolio ......................   $   75,127    $    (4,288)
        AST Goldman Sachs Concentrated Growth Portfolio ....   $  145,732    $    (3,026)
        AST Goldman Sachs Mid-Cap Growth Portfolio .........   $  440,406    $   (26,168)
        AST Large-Cap Value Portfolio ......................   $  525,795    $   (13,227)
        AST Lord Abbett Bond Debenture Portfolio ...........   $  672,789    $   (39,823)
        AST Marsico Capital Growth Portfolio ...............   $  715,332    $   (16,913)
        AST MFS Growth Portfolio ...........................   $  112,160    $   (14,255)
        AST Neuberger & Berman Mid-Cap Growth Portfolio ....   $  175,471    $    (5,694)
        AST Neuberger & Berman Mid-Cap Value Portfolio .....   $  588,163    $   (16,547)
        AST PIMCO Limited Maturity Bond ....................   $  806,388    $   (56,315)
        AST AllianceBernstein Core Value Portfolio .........   $   52,244    $      (311)
        AST AllianceBernstein Managed Index 500 ............   $   69,968    $    (4,837)
        AST T. Rowe Price Natural Resources Portfolio ......   $1,411,219    $   (66,839)
        AST T. Rowe Price Asset Allocation Portfolio .......   $   55,239    $      (813)
        AST MFS Global Equity Portfolio ....................   $  146,062    $   (18,654)
        AST JP Morgan International Equity Portfolio .......   $  254,762    $   (88,169)
        AST T. Rowe Price Global Bond Portfolio ............   $  271,290    $   (22,933)
        AST Aggressive Asset Allocation Portfolio ..........   $  109,224    $       (31)
        AST Capital Growth Asset Allocation Portfolio ......   $  775,604    $  (121,448)
        AST Balanced Asset Allocation Portfolio ............   $2,105,099    $(1,906,063)
        AST Conservative Asset Allocation Portfolio ........   $1,762,351    $  (350,452)
        AST Preservation Asset Allocation Portfolio ........   $  345,498    $   (11,041)
        Gartmore GVIT Developing Markets ...................   $  153,185    $   (12,602)


NOTE 5:      RELATED PARTY TRANSACTIONS

             Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

             The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.


                                      A38

             The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

             The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

NOTE 6:      FINANCIAL HIGHLIGHTS

             Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

             The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                               PRUDENTIAL MONEY MARKET PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              16,041   0.99102    to     1.26691   $18,538       2.83%     1.35%    to   1.80%    1.08%    to     1.54%
        December 31,
         2004              20,180   0.98039    to     1.24840   $23,123       1.01%     1.35%    to   1.80%   -0.78%    to    -0.33%
        December 31,
         2003              23,421   0.98810    to     1.25286   $27,702       0.86%     1.35%    to   1.80%   -0.94%    to    -0.51%
        December 31,
         2002              34,850   1.00991    to     1.25977   $41,500       1.51%     1.35%    to   1.65%   -0.12%    to     0.17%
        December 31,
         2001              33,083   1.03811    to     1.25820   $41,173       3.87%     1.35%    to   1.65%    2.42%    to     2.72%

                                                             PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              28,661   1.33655    to     1.59160   $45,524       5.25%     1.35%    to   1.65%    1.61%    to     1.91%
        December 31,
         2004              32,767   1.31540    to     1.56260   $51,105       4.39%     1.35%    to   1.65%    3.87%    to     4.18%
        December 31,
         2003              37,311   1.26643    to     1.50079   $55,872       4.01%     1.35%    to   1.65%    5.73%    to     6.05%
        December 31,
         2002              41,855   1.19774    to     1.41582   $59,121      11.65%     1.35%    to   1.65%    5.34%    to     5.64%
        December 31,
         2001              48,162   1.13699    to     1.34090   $64,452       6.14%     1.35%    to   1.65%    5.25%    to     5.57%

                                                                  PRUDENTIAL EQUITY PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              23,619   1.11720    to     1.87806   $42,334       0.97%     1.35%    to   1.80%    9.50%    to     9.98%
        December 31,
         2004              25,261   1.01871    to     1.70828   $41,804       1.24%     1.35%    to   1.80%    7.98%    to     8.46%
        December 31,
         2003              27,122   0.94205    to     1.57580   $41,946       0.99%     1.35%    to   1.65%   29.51%    to    29.90%
        December 31,
         2002              29,120   0.72737    to     1.21384   $35,149       0.84%     1.35%    to   1.65%  -23.60%    to   -23.38%
        December 31,
         2001              33,168   0.95205    to     1.58490   $52,498       0.82%     1.35%    to   1.65%  -12.62%    to   -12.35%

                                                                  PRUDENTIAL VALUE PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              20,451   1.31000    to     2.50630   $45,457       1.39%     1.35%    to   1.80%   14.60%    to    15.11%
        December 31,
         2004              20,354   1.14140    to     2.17838   $40,694       1.40%     1.35%    to   1.80%   14.25%    to    14.76%
        December 31,
         2003              18,950   0.99748    to     1.89915   $34,773       1.57%     1.35%    to   1.80%   25.81%    to    26.37%
        December 31,
         2002              20,406   0.79168    to     1.50369   $30,173       1.32%     1.35%    to   1.65%  -23.24%    to   -23.00%
        December 31,
         2001              23,035   1.18037    to     1.95415   $44,924       1.56%     1.35%    to   1.65%   -3.65%    to    -3.37%


                                      A39


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                             PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              15,051   1.23810    to     1.52788   $22,971       6.77%     1.35%    to   1.65%    1.74%    to     2.01%
        December 31,
         2004              17,740   1.21693    to     1.49829   $26,555       7.28%     1.35%    to   1.65%    8.52%    to     8.84%
        December 31,
         2003              19,799   1.12137    to     1.37730   $27,247       8.33%     1.35%    to   1.65%   23.00%    to    23.37%
        December 31,
         2002              22,383   0.91166    to     1.11685   $24,979      17.74%     1.35%    to   1.65%   -0.15%    to     0.18%
        December 31,
         2001              26,540   0.91301    to     1.11561   $29,588      11.57%     1.35%    to   1.65%   -2.02%    to    -1.75%

                                                               PRUDENTIAL STOCK INDEX PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              32,972   0.85200    to     1.90012   $54,609       1.49%     1.35%    to   1.75%    2.75%    to     3.14%
        December 31,
         2004              34,831   0.82814    to     1.84300   $57,162       1.62%     1.35%    to   1.75%    8.55%    to     8.98%
        December 31,
         2003              34,885   0.76179    to     1.69204   $54,006       1.44%     1.35%    to   1.65%   26.10%    to    26.48%
        December 31,
         2002              35,111   0.60378    to     1.33841   $44,387       1.22%     1.35%    to   1.65%  -23.45%    to   -23.23%
        December 31,
         2001              37,409   0.78853    to     1.74431   $64,575       0.99%     1.35%    to   1.65%  -13.46%    to   -13.21%

                                                                  PRUDENTIAL GLOBAL PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               7,150   0.85110    to     1.81132   $11,331       0.60%     1.35%    to   1.80%   14.01%    to    14.53%
        December 31,
         2004               7,323   0.74506    to     1.58248   $10,248       0.99%     1.35%    to   1.80%    7.65%    to     8.13%
        December 31,
         2003               7,208   0.69073    to     1.46429   $ 9,537       0.37%     1.35%    to   1.65%   31.88%    to    32.28%
        December 31,
         2002               7,196   0.52344    to     1.10749   $ 7,433       1.06%     1.35%    to   1.65%  -26.36%    to   -26.15%
        December 31,
         2001               7,450   0.71047    to     1.50029   $10,995       0.34%     1.35%    to   1.65%  -18.95%    to   -18.71%

                                                                 PRUDENTIAL JENNISON PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              29,303   0.69559    to     1.97537   $51,213       0.10%     1.35%    to   1.80%   12.54%    to    13.05%
        December 31,
         2004              33,127   0.61691    to     1.74849   $51,827       0.45%     1.35%    to   1.80%    7.69%    to     8.18%
        December 31,
         2003              36,097   0.57165    to     1.61723   $52,789       0.26%     1.35%    to   1.65%   28.13%    to    28.53%
        December 31,
         2002              37,205   0.44585    to     1.25897   $43,711       0.20%     1.35%    to   1.65%  -32.08%    to   -31.87%
        December 31,
         2001              40,244   0.65613    to     1.84898   $73,288       0.17%     1.35%    to   1.65%  -19.57%    to   -19.34%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                        PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               4,606   1.86435    to     2.35028   $10,791       0.59%     1.35%    to   1.65%    5.52%    to     5.83%
        December 31,
         2004               5,059   1.76674    to     2.22179   $11,208       0.59%     1.35%    to   1.65%   20.06%    to    20.42%
        December 31,
         2003               5,173   1.47156    to     1.84609   $ 9,528       0.46%     1.35%    to   1.65%   36.02%    to    36.42%
        December 31,
         2002               6,136   1.08184    to     1.35384   $ 8,288       0.88%     1.35%    to   1.65%  -16.30%    to   -16.05%
        December 31,
         2001               6,415   1.29257    to     1.61358   $10,328       0.52%     1.35%    to   1.65%    3.85%    to     4.15%

                                                          T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               2,807   0.97711    to     1.31451   $ 3,684       1.62%     1.35%    to   1.65%   14.16%    to    14.49%
        December 31,
         2004               2,979   0.85590    to     1.14869   $ 3,416       1.09%     1.35%    to   1.65%   11.92%    to    12.27%
        December 31,
         2003               3,236   0.76471    to     1.02374   $ 3,306       1.22%     1.35%    to   1.65%   28.40%    to    28.77%
        December 31,
         2002               4,903   0.59558    to     0.79531   $ 3,609       0.89%     1.35%    to   1.65%  -19.61%    to   -19.39%
        December 31,
         2001               3,571   0.74088    to     0.98698   $ 3,519       1.68%     1.35%    to   1.65%  -23.46%    to   -23.24%

                                                             T. ROWE PRICE EQUITY STOCK PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               7,461   1.31837    to     2.01408   $14,903       1.54%     1.35%    to   1.65%    2.23%    to     2.54%
        December 31,
         2004               8,341   1.28960    to     1.96512   $16,263       1.56%     1.35%    to   1.65%   13.05%    to    13.39%
        December 31,
         2003               9,103   1.14069    to     1.73402   $15,629       1.69%     1.35%    to   1.65%   23.46%    to    23.83%
        December 31,
         2002              10,042   0.92390    to     1.40102   $13,970       1.60%     1.35%    to   1.65%  -14.53%    to   -14.28%
        December 31,
         2001              10,996   1.08101    to     1.63523   $17,859       1.44%     1.35%    to   1.65%   -0.17%    to     0.13%




                                      A40


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                              PREMIER VIT OPCAP MANAGED PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              10,030   1.09540    to     1.57237   $15,748       1.21%     1.35%    to   1.65%    3.58%    to     3.89%
        December 31,
         2004              11,525   1.05759    to     1.51433   $17,431       1.50%     1.35%    to   1.65%    8.97%    to     9.29%
        December 31,
         2003              12,855   0.97053    to     1.38628   $17,801       1.85%     1.35%    to   1.65%   19.77%    to    20.12%
        December 31,
         2002              14,620   0.81033    to     1.15460   $16,864       2.05%     1.35%    to   1.65%  -18.23%    to   -17.99%
        December 31,
         2001              17,351   0.99096    to     1.40868   $24,431       2.42%     1.35%    to   1.65%   -6.44%    to    -6.17%

                                                             PREMIER VIT OPCAP SMALL CAP PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               4,416   1.94860    to     2.08553   $ 9,206       0.00%     1.35%    to   1.65%   -1.56%    to    -1.27%
        December 31,
         2004               5,252   1.97949    to     2.11349   $11,096       0.05%     1.35%    to   1.65%   15.97%    to    16.31%
        December 31,
         2003               5,899   1.70696    to     1.81797   $10,721       0.05%     1.35%    to   1.65%   40.34%    to    40.76%
        December 31,
         2002               6,466   1.21632    to     1.29217   $ 8,354      11.52%     1.35%    to   1.65%  -22.91%    to   -22.68%
        December 31,
         2001               7,318   1.57777    to     1.67203   $12,234       0.78%     1.35%    to   1.65%    6.59%    to     6.90%

                                                                   AIM V.I. CORE EQUITY FUND
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               5,087   0.83573    to     1.56803   $ 7,967       1.45%     1.35%    to   1.65%    3.61%    to     3.91%
        December 31,
         2004               5,864   0.80658    to     1.50970   $ 8,840       0.94%     1.35%    to   1.65%    7.19%    to     7.52%
        December 31,
         2003               6,768   0.75247    to     1.40486   $ 9,494       0.99%     1.35%    to   1.65%   22.40%    to    22.75%
        December 31,
         2002               7,670   0.61477    to     1.14498   $ 8,771       0.31%     1.35%    to   1.65%  -16.95%    to   -16.70%
        December 31,
         2001               8,884   0.74028    to     1.37536   $12,202       0.04%     1.35%    to   1.65%  -24.07%    to   -23.85%

                                                                 AIM V.I. PREMIER EQUITY FUND
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               8,898   0.73226    to     1.43289   $12,652       0.80%     1.35%    to   1.65%    3.95%    to     4.24%
        December 31,
         2004              10,503   0.70444    to     1.37519   $14,332       0.45%     1.35%    to   1.65%    4.07%    to     4.36%
        December 31,
         2003              11,968   0.67689    to     1.31839   $15,643       0.30%     1.35%    to   1.65%   23.07%    to    23.42%
        December 31,
         2002              13,841   0.55001    to     1.06879   $14,685       0.31%     1.35%    to   1.65%  -31.40%    to   -31.19%
        December 31,
         2001              16,342   0.80174    to     1.55406   $25,263       0.12%     1.35%    to   1.65%  -13.97%    to   -13.72%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                     JANUS ASPEN LARGE CAP GROWTH -- INSTITUTIONAL SHARES
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               8,703   0.70539    to     1.44650   $12,497       0.33%     1.35%    to   1.65%    2.60%    to     2.90%
        December 31,
         2004              10,179   0.68751    to     1.40646   $14,208       0.14%     1.35%    to   1.65%    2.81%    to     3.13%
        December 31,
         2003              11,699   0.66870    to     1.36461   $15,849       0.09%     1.35%    to   1.65%   29.57%    to    29.96%
        December 31,
         2002              13,505   0.51608    to     1.05047   $14,096       0.00%     1.35%    to   1.65%  -27.71%    to   -27.49%
        December 31,
         2001              16,338   0.71393    to     1.44951   $23,583       0.07%     1.35%    to   1.65%  -25.94%    to   -25.73%

                                                          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               7,749   1.34919    to     2.39973   $18,434       1.19%     1.35%    to   1.65%   30.16%    to    30.54%
        December 31,
         2004               9,206   1.03659    to     1.83930   $16,793       0.90%     1.35%    to   1.65%   17.02%    to    17.35%
        December 31,
         2003              10,518   0.88582    to     1.56797   $16,347       1.22%     1.35%    to   1.65%   32.73%    to    33.12%
        December 31,
         2002              12,091   0.66739    to     1.17846   $14,127       0.85%     1.35%    to   1.65%  -26.80%    to   -26.57%
        December 31,
         2001              14,255   0.91170    to     1.60593   $22,719       1.02%     1.35%    to   1.65%  -24.46%    to   -24.25%

                                                                MFS VIT -- RESEARCH BOND SERIES
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               2,641   0.91808    to     1.46772   $ 3,874       0.49%     1.40%    to   1.65%    6.06%    to     6.32%
        December 31,
         2004               3,151   0.86562    to     1.38048   $ 4,348       1.08%     1.40%    to   1.65%   13.97%    to    14.24%
        December 31,
         2003               3,644   0.75952    to     1.20836   $ 4,401       0.69%     1.40%    to   1.65%   22.68%    to    22.98%
        December 31,
         2002               4,283   0.61911    to     0.98255   $ 4,206       0.35%     1.40%    to   1.65%  -25.77%    to   -25.58%
        December 31,
         2001               5,024   0.73402    to     1.32030   $ 6,631       0.01%     1.40%    to   1.65%  -22.52%    to   -22.33%


                                      A41


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                                  MFS EMERGING GROWTH SERIES
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               8,519   0.75590    to     1.39011   $11,821       0.00%     1.35%    to   1.65%    7.43%    to     7.75%
        December 31,
         2004               9,970   0.70362    to     1.29091   $12,847       0.00%     1.35%    to   1.65%   11.13%    to    11.46%
        December 31,
         2003              11,293   0.63317    to     1.15881   $13,059       0.00%     1.35%    to   1.65%   28.12%    to    28.49%
        December 31,
         2002              12,633   0.49421    to     0.90235   $11,375       0.00%     1.35%    to   1.65%  -34.84%    to   -34.64%
        December 31,
         2001              14,754   0.75847    to     1.38140   $20,334       0.00%     1.35%    to   1.65%  -34.56%    to   -34.37%

                                                             CREDIT SUISSE TRUST GLOBAL SMALL CAP
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               2,102   0.97531    to     1.28530   $ 2,701       0.00%     1.35%    to   1.65%   14.26%    to    14.59%
        December 31,
         2004               2,360   0.85361    to     1.12210   $ 2,648       0.00%     1.35%    to   1.65%   16.07%    to    16.42%
        December 31,
         2003               2,671   0.73541    to     0.96436   $ 2,575       0.00%     1.35%    to   1.65%   45.26%    to    45.68%
        December 31,
         2002               4,636   0.50628    to     0.66230   $ 2,811       0.00%     1.35%    to   1.65%  -35.22%    to   -35.03%
        December 31,
         2001               3,217   0.78159    to     1.01997   $ 3,281       0.00%     1.35%    to   1.65%  -29.79%    to   -29.58%

                                                                AMERICAN CENTURY VP VALUE FUND
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               3,039   1.59361    to     1.90364   $ 5,766       0.91%     1.35%    to   1.65%    3.33%    to     3.63%
        December 31,
         2004               3,504   1.54228    to     1.83772   $ 6,421       1.03%     1.35%    to   1.65%   12.49%    to    12.81%
        December 31,
         2003               3,736   1.37107    to     1.62974   $ 6,078       1.11%     1.35%    to   1.65%   26.87%    to    27.23%
        December 31,
         2002               4,394   1.08073    to     1.28151   $ 5,612       0.91%     1.35%    to   1.65%  -14.04%    to   -13.79%
        December 31,
         2001               4,776   1.25721    to     1.48719   $ 7,085       0.98%     1.35%    to   1.65%   11.01%    to    11.33%

                                                           FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               3,462   0.93308    to     1.59202   $ 5,456       0.00%     1.35%    to   1.65%    3.08%    to     3.40%
        December 31,
         2004               4,098   0.90516    to     1.54056   $ 6,243       0.00%     1.35%    to   1.65%    9.66%    to     9.99%
        December 31,
         2003               4,536   0.82539    to     1.40143   $ 6,266       0.00%     1.35%    to   1.65%   35.01%    to    35.41%
        December 31,
         2002               5,005   0.61134    to     1.03547   $ 5,103       0.25%     1.35%    to   1.65%  -29.84%    to   -29.63%
        December 31,
         2001               5,532   0.87136    to     1.47241   $ 8,016       0.38%     1.35%    to   1.65%  -16.61%    to   -16.37%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                           PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               4,825   1.37511    to     1.43892   $ 6,939       0.25%     1.35%    to   1.65%   19.62%    to    19.98%
        December 31,
         2004               5,298   1.14958    to     1.20003   $ 6,354       0.10%     1.35%    to   1.65%   14.05%    to    14.39%
        December 31,
         2003               5,572   1.00792    to     1.04952   $ 5,845       0.22%     1.35%    to   1.65%   27.20%    to    27.59%
        December 31,
         2002               6,206   0.79236    to     0.82304   $ 5,106       0.02%     1.35%    to   1.65%  -23.51%    to   -23.28%
        December 31,
         2001               7,795   1.03593    to     1.07339   $ 8,362       0.44%     1.35%    to   1.65%   -2.60%    to    -2.31%

                                                     PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               6,305   1.33377    to     1.35805   $ 8,513       3.02%     1.35%    to   1.65%    5.30%    to     5.62%
        December 31,
         2004               7,366   1.26658    to     1.28576   $ 9,420       3.11%     1.35%    to   1.65%    7.79%    to     8.11%
        December 31,
         2003               8,112   1.17504    to     1.18932   $ 9,602       4.59%     1.35%    to   1.65%   19.61%    to    19.95%
        December 31,
         2002               9,257   0.98242    to     0.99155   $ 9,139       0.22%     1.35%    to   1.65%   -8.61%    to    -8.34%
        December 31,
         2001              11,073   1.07498    to     1.08181   $11,931       4.16%     1.35%    to   1.65%   -0.12%    to     0.16%

                                                                       DAVIS VALUE FUND
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               5,419   1.09258    to     1.11081   $ 6,001       0.95%     1.35%    to   1.65%    7.67%    to     7.99%
        December 31,
         2004               5,858   1.01470    to     1.02858   $ 6,011       0.84%     1.35%    to   1.65%   10.51%    to    10.85%
        December 31,
         2003               5,826   0.91822    to     0.92794   $ 5,397       0.76%     1.35%    to   1.65%   27.67%    to    28.01%
        December 31,
         2002               5,969   0.71923    to     0.72488   $ 4,321       0.73%     1.35%    to   1.65%  -17.62%    to   -17.37%
        December 31,
         2001               5,875   0.87309    to     0.87731   $ 5,150       0.47%     1.35%    to   1.65%  -11.83%    to   -11.57%

                                      A42


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                              ALLIANCEBERNSTEIN LARGE CAP GROWTH
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               1,549   0.64427    to     0.65558   $ 1,012       0.00%     1.35%    to   1.65%   12.98%    to    13.30%
        December 31,
         2004               1,611   0.57025    to     0.57864   $   930       0.00%     1.35%    to   1.65%    6.60%    to     6.91%
        December 31,
         2003               1,880   0.53496    to     0.54123   $ 1,015       0.00%     1.35%    to   1.65%   21.34%    to    21.74%
        December 31,
         2002               2,147   0.44088    to     0.44458   $   953       0.00%     1.35%    to   1.65%  -31.97%    to   -31.75%
        December 31,
         2001               2,569   0.64805    to     0.65137   $ 1,672       0.00%     1.35%    to   1.65%  -18.73%    to   -18.48%

                                                     PRUDENTIAL SP T.ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               2,696   0.70931    to     1.41770   $ 3,004       0.00%     1.40%    to   1.80%   14.44%    to    14.89%
        December 31,
         2004               2,633   0.61862    to     1.23406   $ 2,494       0.00%     1.40%    to   1.80%    4.23%    to     4.65%
        December 31,
         2003               1,821   0.59231    to     0.94778   $ 1,424       0.00%     1.40%    to   1.80%   21.68%    to    22.14%
        December 31,
         2002               1,062   0.48575    to     0.59753   $   531       0.00%     1.40%    to   1.65%  -32.31%    to   -32.14%
        December 31,
         2001                 153   0.71726    to     0.71906   $   110       0.00%     1.40%    to   1.65%   17.98%    to    18.04%

                                                              PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              11,154   1.12592    to     1.49631   $14,918       0.86%     1.40%    to   1.80%    7.58%    to     8.02%
        December 31,
         2004               9,576   1.04459    to     1.38531   $11,620       0.37%     1.40%    to   1.80%   10.54%    to    10.98%
        December 31,
         2003               6,374   0.94309    to     1.08521   $ 6,579       0.43%     1.40%    to   1.80%   27.13%    to    27.63%
        December 31,
         2002               3,812   0.74041    to     0.76511   $ 2,838       0.01%     1.40%    to   1.65%  -17.07%    to   -16.86%
        December 31,
         2001                 642   0.89231    to     0.89451   $   574       1.08%     1.40%    to   1.60%   15.24%    to    15.31%

                                                            PRUDENTIAL SP SMALL-CAP VALUE PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              12,328   1.23963    to     1.58443   $18,844       0.50%     1.35%    to   1.80%    2.77%    to     3.22%
        December 31,
         2004              10,478   1.20621    to     1.53570   $15,445       0.15%     1.35%    to   1.80%   18.55%    to    19.07%
        December 31,
         2003               5,282   1.01747    to     1.24988   $ 6,380       0.03%     1.35%    to   1.80%   30.75%    to    31.34%
        December 31,
         2002               3,474   0.84333    to     0.95217   $ 3,121       0.72%     1.35%    to   1.65%  -15.77%    to   -15.52%
        December 31,
         2001                 537   1.00124    to     1.12776   $   581       1.13%     1.40%    to   1.65%   19.35%    to    19.43%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                           PRUDENTIAL SP SMALL CAP GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               2,653   0.60904    to     1.28565   $ 2,664       0.00%     1.35%    to   1.80%    0.66%    to     1.12%
        December 31,
         2004               2,352   0.60385    to     1.27212   $ 2,264       0.00%     1.35%    to   1.80%   -2.68%    to    -2.24%
        December 31,
         2003               1,333   0.61913    to     1.01108   $ 1,061       0.00%     1.35%    to   1.80%   32.34%    to    32.92%
        December 31,
         2002                 831   0.46689    to     0.63795   $   424       0.00%     1.35%    to   1.65%  -31.40%    to   -31.19%
        December 31,
         2001                 127   0.68010    to     0.92713   $    92       0.00%     1.35%    to   1.70%   24.74%    to    24.83%

                                                          PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              37,150   1.08636    to     1.32513   $43,643       4.76%     1.35%    to   1.80%    0.56%    to     1.03%
        December 31,
         2004              30,932   1.07941    to     1.31224   $36,696       1.94%     1.35%    to   1.80%    3.43%    to     3.89%
        December 31,
         2003              23,028   1.16478    to     1.26394   $27,420       2.47%     1.35%    to   1.65%    4.14%    to     4.45%
        December 31,
         2002              17,328   1.11848    to     1.21092   $20,171       3.20%     1.35%    to   1.65%    7.61%    to     7.93%
        December 31,
         2001               2,435   1.03942    to     1.12247   $ 2,611       3.41%     1.35%    to   1.65%   -0.04%    to     0.04%

                                                           PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              11,538   1.28102    to     1.37312   $15,322       6.64%     1.40%    to   1.80%    2.21%    to     2.61%
        December 31,
         2004               8,864   1.25337    to     1.33818   $11,517       7.17%     1.40%    to   1.80%    7.39%    to     7.81%
        December 31,
         2003               4,059   1.16713    to     1.24124   $ 4,946       6.84%     1.40%    to   1.80%   20.26%    to    20.74%
        December 31,
         2002               1,975   0.99726    to     1.02813   $ 2,015       8.92%     1.40%    to   1.65%   -1.49%    to    -1.24%
        December 31,
         2001                 185   1.03861    to     1.04100   $   193      18.50%     1.40%    to   1.60%    3.69%    to     3.75%


                                      A43


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                   JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- SERVICE SHARES
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               1,561   0.60115    to     1.31370   $ 1,739       0.13%     1.40%    to   1.75%    2.23%    to     2.59%
        December 31,
         2004               1,557   0.58726    to     1.28061   $ 1,654       0.00%     1.40%    to   1.75%    2.41%    to     2.77%
        December 31,
         2003                 755   0.57259    to     0.73210   $   568       0.00%     1.40%    to   1.60%   29.40%    to    29.69%
        December 31,
         2002                 489   0.44250    to     0.56521   $   222       0.00%     1.40%    to   1.60%  -27.87%    to   -27.72%
        December 31,
         2001                 111   0.61352    to     0.61510   $    68       0.07%     1.40%    to   1.60%   15.67%    to    15.73%

                                                            PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               4,963   1.15025    to     1.48345   $ 6,500       0.84%     1.35%    to   1.80%    4.76%    to     5.24%
        December 31,
         2004               4,543   1.09631    to     1.41041   $ 5,563       0.76%     1.35%    to   1.80%   15.67%    to    16.19%
        December 31,
         2003               3,471   0.94638    to     1.04013   $ 3,494       0.00%     1.35%    to   1.65%   24.71%    to    25.07%
        December 31,
         2002               2,521   0.75888    to     0.77601   $ 1,942       1.32%     1.35%    to   1.65%  -17.73%    to   -17.49%
        December 31,
         2001                 709   0.92241    to     0.94081   $   660       1.47%     1.35%    to   1.70%   11.55%    to    11.63%

                                                            PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               1,618   0.71523    to     1.32432   $ 1,558       1.00%     1.40%    to   1.75%    2.83%    to     3.19%
        December 31,
         2004               1,570   0.69448    to     1.28343   $ 1,437       0.43%     1.40%    to   1.75%    6.92%    to     7.30%
        December 31,
         2003               1,090   0.64861    to     0.85787   $   793       0.32%     1.40%    to   1.65%   21.69%    to    21.98%
        December 31,
         2002                 826   0.53285    to     0.70328   $   453       0.00%     1.40%    to   1.65%  -16.58%    to   -16.38%
        December 31,
         2001                  55   0.63843    to     0.64005   $    35       0.00%     1.40%    to   1.60%   18.08%    to    18.14%

                                                   PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               1,649   0.74182    to     1.47863   $ 1,895       0.00%     1.35%    to   1.80%   13.12%    to    13.61%
        December 31,
         2004               1,403   0.65454    to     1.30209   $ 1,308       0.00%     1.35%    to   1.80%    8.63%    to     9.11%
        December 31,
         2003               1,049   0.60141    to     0.78517   $   755       0.00%     1.35%    to   1.65%   23.83%    to    24.16%
        December 31,
         2002                 726   0.48552    to     0.63237   $   371       0.00%     1.35%    to   1.65%  -26.47%    to   -26.26%
        December 31,
         2001                 248   0.66006    to     0.85751   $   169       0.00%     1.35%    to   1.70%   16.55%    to    16.63%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                            PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               6,188   0.67270    to     1.63898   $ 6,979       0.00%     1.35%    to   1.80%    3.41%    to     3.84%
        December 31,
         2004               4,158   0.64925    to     1.57888   $ 4,028       0.00%     1.40%    to   1.80%   17.43%    to    17.91%
        December 31,
         2003               3,011   0.55177    to     0.59620   $ 1,995       0.00%     1.40%    to   1.65%   37.83%    to    38.20%
        December 31,
         2002               1,602   0.40007    to     0.43161   $   660       0.00%     1.40%    to   1.65%  -47.19%    to   -47.07%
        December 31,
         2001                 266   0.75748    to     0.81538   $   209       0.00%     1.40%    to   1.60%   25.62%    to    25.69%

                                                         SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               6,567   0.87543    to     1.90014   $ 9,620       0.00%     1.35%    to   1.80%   15.70%    to    16.21%
        December 31,
         2004               5,270   0.75197    to     1.63587   $ 6,538       0.00%     1.35%    to   1.80%   19.25%    to    19.78%
        December 31,
         2003               3,234   0.63000    to     0.82176   $ 2,701       0.00%     1.35%    to   1.65%   39.78%    to    40.20%
        December 31,
         2002               1,567   0.45191    to     0.58614   $   762       0.00%     1.35%    to   1.65%  -33.19%    to   -32.98%
        December 31,
         2001                 294   0.67599    to     0.87454   $   211       0.00%     1.35%    to   1.60%   21.65%    to    21.73%

                                                     PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              21,039   1.16409    to     1.27471   $27,938       1.23%     1.40%    to   1.85%    3.99%  to       4.46%
        December 31,
         2004              16,343   1.11728    to     1.22048   $19,172       1.11%     1.40%    to   1.80%    6.96%    to     7.40%
        December 31,
         2003               7,915   1.04299    to     1.05346   $ 8,418       1.32%     1.40%    to   1.65%   14.60%    to    14.88%
        December 31,
         2002               4,473   0.91013    to     0.91698   $ 4,088       0.25%     1.40%    to   1.65%   -7.41%    to    -7.17%
        December 31,
         2001                 697   0.98456    to     0.98804   $   688       9.86%     1.40%    to   1.60%    7.67%    to     7.73%

                                      A44


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                       PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              45,670   1.10537    to     1.38790   $67,604       0.81%     1.40%    to   1.85%    5.66%    to     6.13%
        December 31,
         2004              30,709   1.04368    to     1.30793   $37,367       0.62%     1.40%    to   1.75%    9.18%    to     9.55%
        December 31,
         2003              13,244   0.95450    to     1.00219   $13,788       0.84%     1.40%    to   1.65%   20.87%    to    21.18%
        December 31,
         2002               5,852   0.78925    to     0.82711   $ 4,659       0.00%     1.40%    to   1.65%  -13.12%    to   -12.90%
        December 31,
         2001                 240   0.90789    to     0.94964   $   224       3.80%     1.40%    to   1.60%   10.55%    to    10.62%

                                                        PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005              28,438   1.01435    to     1.48911   $48,063       0.52%     1.40%    to   1.85%    7.26%    to     7.74%
        December 31,
         2004              20,304   0.94337    to     1.38211   $24,855       0.34%     1.40%    to   1.80%   11.07%    to    11.50%
        December 31,
         2003               8,135   0.84789    to     0.93897   $ 7,825       0.55%     1.40%    to   1.65%   26.19%    to    26.51%
        December 31,
         2002               4,542   0.67156    to     0.74221   $ 3,121       0.00%     1.40%    to   1.65%  -18.61%    to   -18.40%
        December 31,
         2001                 690   0.82464    to     0.90965   $   612       1.48%     1.40%    to   1.60%   13.44%    to    13.50%

                                                  PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               3,702   0.92254    to     1.57741   $ 5,285       0.16%     1.40%    to   1.75%    8.58%    to     8.97%
        December 31,
         2004               3,055   0.84838    to     1.44765   $ 3,959       0.05%     1.40%    to   1.75%   12.79%    to    13.17%
        December 31,
         2003               1,400   0.75107    to     0.87556   $ 1,452       0.01%     1.40%    to   1.60%   30.69%    to    30.95%
        December 31,
         2002                 413   0.57468    to     0.66861   $   248       0.00%     1.40%    to   1.60%  -23.39%    to   -23.24%
        December 31,
         2001                  28   0.87107    to     0.87107   $    25       0.35%     1.40%    to   1.40%   16.29%    to    16.29%

                                                  PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               3,396   0.73762    to     1.78245   $ 4,577       0.55%     1.35%    to   1.80%   14.33%    to    14.85%
        December 31,
         2004               2,719   0.64383    to     1.55290   $ 3,018       0.18%     1.35%    to   1.80%   14.47%    to    14.98%
        December 31,
         2003               1,773   0.56134    to     1.05634   $ 1,345       0.00%     1.35%    to   1.80%   37.11%    to    37.73%
        December 31,
         2002               1,097   0.40856    to     0.57153   $   486       0.00%     1.35%    to   1.65%  -23.82%    to   -23.60%
        December 31,
         2001                 221   0.53612    to     0.74810   $   121       0.00%     1.35%    to   1.60%   11.43%    to    11.51%


                                          AT YEAR ENDED                                         FOR YEAR ENDED
                           --------------------------------------------    --------------------------------------------------------
                                                                  NET      INVESTMENT
                           UNITS           UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**           TOTAL RETURN***
                           (000S)       LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST        LOWEST -- HIGHEST
                           ------    ------------------------   -------    ----------   ------------------   ----------------------

                                                        PRUDENTIAL SP LSV INTERNATIONAL VALUE PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005               3,678   0.94447    to     1.58122   $ 4,989       0.42%     1.40%    to   1.80%   11.77%    to    12.21%
        December 31,
         2004               3,232   0.84346    to     1.40924   $ 3,812       0.36%     1.40%    to   1.80%   13.76%    to    14.21%
        December 31,
         2003               1,902   0.74002    to     1.02601   $ 1,703       0.64%     1.40%    to   1.65%   25.30%    to    25.62%
        December 31,
         2002               1,162   0.59035    to     0.69085   $   700       0.00%     1.40%    to   1.65%  -18.52%    to   -18.31%
        December 31,
         2001                 169   0.72410    to     0.72585   $   122       0.00%     1.40%    to   1.60%   11.93%    to    11.98%

                                                      EVERGREEN VA BALANCED FUND (AVAILABLE MAY 4, 2001)
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005                  12   1.21366    to     1.21366   $    14       5.88%     1.75%    to   1.75%    3.48%    to     3.48%

                                                       EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005                   7   1.57716    to     1.57716   $    11       0.00%     1.75%    to   1.75%    4.70%    to     4.70%
        December 31,
         2004                   2   1.50638    to     1.50638   $     3       0.00%     1.75%    to   1.75%   11.90%    to    11.90%

                                                        EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005                 310   1.43256    to     1.44315   $   444       0.21%     1.50%    to   1.75%    2.06%    to     2.32%
        December 31,
         2004                 308   1.40369    to     1.41046   $   433       0.00%     1.50%    to   1.75%    5.37%    to     5.62%
        December 31,
         2003                  98   1.33214    to     1.33535   $   131       0.00%     1.50%  to     1.75%    2.75%  to       2.79%

                                                   EVERGREEN VA SPECIAL VALUES FUND (AVAILABLE MAY 7, 2001)
                           --------------------------------------------------------------------------------------------------------
        December 31,
         2005                 133   1.60796    to     1.61969   $   215       1.09%     1.50%    to   1.75%    8.86%    to     9.13%
        December 31,
         2004                 122   1.47705    to     1.48416   $   180       1.86%     1.50%    to   1.75%   18.31%    to    18.60%
        December 31,
         2003                   9   1.25143    to     1.25143   $    11       1.08%     1.50%    to   1.50%    6.21%    to     6.21%


                                      A45


                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            ---------------------------------------------    ------------------------------------------------------
                                                                     NET     INVESTMENT
                            UNITS            UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                            (000S)        LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST      LOWEST -- HIGHEST
                            ------    --------------------------   ------    ----------   ------------------   --------------------

                                                EVERGREEN INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   28   13.94505    to     14.01626    $387        2.49%     1.50%    to   1.75%  14.01%    to   14.29%
        December 31,
         2004                   23   12.23173    to     12.26411    $281        1.99%     1.50%    to   1.75%  17.16%    to   17.45%
        December 31,
         2003                    1   10.44021    to     10.44021    $ 15        0.96%     1.75%    to   1.75%   4.51%    to    4.51%

                                              EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (AVAILABLE DECEMBER 5, 2003)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   33   11.95425    to     12.01541    $398        1.01%     1.50%    to   1.75%   7.14%    to    7.41%
        December 31,
         2004                   28   11.15728    to     11.18687    $310        1.64%     1.50%    to   1.75%   7.33%    to    7.60%
        December 31,
         2003                   11   10.39518    to     10.39594    $110        0.53%     1.65%    to   1.75%   4.81%    to    4.81%

                                           AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005               11,426   10.26647    to     10.27867    $117        0.00%     1.50%    to   1.65%   2.11%    to    2.23%

                                            AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   18   10.32542    to     10.34593    $181        0.00%     1.50%    to   1.75%   2.57%    to    2.78%

                                          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                    5   10.31658    to     10.33700    $ 51        0.00%     1.40%    to   1.65%   2.74%    to    2.94%

                                               AST COHEN & STEERS REAL ESTATE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   19   12.00823    to     12.04155    $227        0.00%     1.40%    to   1.75%  18.34%    to   18.67%

                                                   AST GLOBAL ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                    2   10.63623    to     10.64464    $ 23        0.00%     1.40%    to   1.50%   6.20%    to    6.28%

                                                  AST DEAM LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                    4   10.70700    to     10.72814    $ 43        0.00%     1.50%    to   1.75%   6.17%    to    6.38%

                                                 AST DEAM SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                    5   10.30402    to     10.33264    $ 56        0.00%     1.40%    to   1.75%   2.93%    to    3.21%

                                                  AST DEAM SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   11   10.00979    to     10.03757    $105        0.01%     1.40%    to   1.75%  -0.35%    to   -0.08%

                                                AST GOLDMAN SACHS HIGH YIELD PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   74    9.85089    to      9.87825    $726        0.10%     1.40%    to   1.75%  -1.26%    to   -0.99%

                                              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   35   10.95012    to     10.98052    $385        0.00%     1.40%    to   1.75%   9.52%    to    9.82%

                                                     AST MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   13   10.34492    to     10.37369    $137        0.00%     1.40%    to   1.75%   2.78%    to    3.07%

                                                    AST SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                    7   10.63867    to     10.66828    $ 73        0.00%     1.40%    to   1.75%   5.87%    to    6.17%

                                           AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                   14   10.75090    to     10.78065    $150        0.05%     1.40%    to   1.75%   7.16%    to    7.45%

                                      A46


                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            ---------------------------------------------    ------------------------------------------------------
                                                                     NET     INVESTMENT
                            UNITS            UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                            (000S)        LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST      LOWEST -- HIGHEST
                            ------    --------------------------   ------    ----------   ------------------   --------------------

                                              AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 40     10.57054    to     10.60000   $  428       0.00%     1.40%    to   1.75%   5.72%    to    6.01%

                                                    AST LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 50     10.54870    to     10.57804   $  523       0.00%     1.40%    to   1.75%   4.68%    to    4.97%

                                               AST LORD ABBETT BOND DEBENTURE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 64      9.94204    to      9.96176   $  638       0.14%     1.50%    to   1.75%  -0.57%    to   -0.37%

                                                 AST MARSICO CAPITAL GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 68     10.89480    to     10.92526   $  739       0.00%     1.40%    to   1.75%   7.59%    to    7.89%

                                                       AST MFS GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 10     10.75107    to     10.77243   $  103       0.00%     1.50%    to   1.75%   7.12%    to    7.33%

                                           AST NEUBERGER & BERMAN MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 16     11.32716    to     11.35869   $  185       0.00%     1.40%    to   1.75%  12.65%    to   12.96%

                                            AST NEUBERGER & BERMAN MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 55     10.87658    to     10.90682   $  604       0.00%     1.40%    to   1.75%   8.53%    to    8.83%

                                                   AST PIMCO LIMITED MATURITY BOND (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 75     10.04905    to     10.07733   $  756       0.03%     1.40%    to   1.75%   0.50%    to    0.78%

                                              AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                  5     10.30367    to     10.32416   $   54       0.00%     1.50%    to   1.75%   2.22%    to    2.43%

                                               AST ALLIANCEBERNSTEIN MANAGED INDEX 500 (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                  6     10.39288    to     10.42169   $   66       0.00%     1.40%    to   1.75%   3.42%    to    3.70%

                                            AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                125     11.72986    to     11.76236   $1,468       0.00%     1.40%    to   1.75%  17.27%    to   17.59%

                                             AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                  5     10.34748    to     10.36801   $   56       0.00%     1.50%    to   1.75%   3.18%    to    3.38%

                                                   AST MFS GLOBAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 13     10.46963    to     10.49866   $  136       0.00%     1.40%    to   1.75%   5.05%    to    5.34%

                                             AST JP MORGAN INTERNATIONAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 17     10.64502    to     10.67460   $  181       0.00%     1.40%    to   1.75%   7.38%    to    7.67%

                                               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 26      9.44213    to      9.46839   $  244       0.30%     1.40%    to   1.75%  -5.10%    to   -4.83%

                                             AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 11      9.99667    to      9.99933   $  109       0.00%     1.40%    to   1.75%  -0.02%  to      0.00%


                                      A47


                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            ---------------------------------------------    ------------------------------------------------------
                                                                     NET     INVESTMENT
                            UNITS            UNIT VALUE            ASSETS      INCOME       EXPENSE RATIO**         TOTAL RETURN***
                            (000S)        LOWEST -- HIGHEST        (000S)      RATIO*      LOWEST -- HIGHEST      LOWEST -- HIGHEST
                            ------    --------------------------   ------    ----------   ------------------   --------------------

                                           AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 65     10.00213    to     10.00855   $  652       0.00%     1.50%    to   2.50%   0.04%    to    0.10%

                                              AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                190     10.01214    to     10.01855   $1,903       0.00%     1.50%  to     2.50%   0.14%    to    0.20%

                                            AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                140     10.02210    to     10.02853   $1,408       0.00%     1.50%  to     2.50%   0.24%  to      0.30%

                                            AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 33     10.03209    to     10.03852   $  334       0.00%     1.50%  to     2.35%   0.34%  to      0.40%

                                                  GARTMORE GVIT DEVELOPING MARKETS (AVAILABLE MARCH 14, 2005)
                            -------------------------------------------------------------------------------------------------------
        December 31,
         2005                 14     12.05243    to     12.08600   $  163       0.34%     1.40%  to     1.75%  21.98%  to     22.32%



             * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

             ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

             *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2005 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2005 were excluded from the range of total return for 2005.

             A. MORTALITY RISK AND EXPENSE RISK CHARGES

             The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

             B. ADMINISTRATION CHARGE

             The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.


                                      A48


                                                                 MORTALITY & EXPENSE    MORTALITY & EXPENSE CHARGE   ADMINISTRATION
        CONTRACTS:                                                     CHARGE:           WITH LIFETIME 5 OPTION:         CHARGE:
                                                                 -------------------    --------------------------   --------------
        Strategic Partners Annuity One
          Basic..............................................            1.40%                      NA                     NA
          GMDB Annual Step Up or 5% Roll Up..................            1.60%                      NA                     NA
          GMDB with Greater of Roll Up and Step Up...........            1.70%                      NA                     NA
        Strategic Partners Annuity One Enhanced -- Non Bonus
         Version
          Basic..............................................            1.40%                     2.00%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.60%                     2.20%                   NA
          GMDB with Greater of Roll Up and Step Up...........            1.70%                     2.30%                   NA
        Strategic Partners Annuity One Enhanced -- Bonus
         Version
          Basic..............................................            1.50%                     2.10%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.70%                     2.30%                   NA
          GMDB with Greater of Roll Up and Step Up...........            1.80%                     2.40%                   NA
        Strategic Partners Annuity One Enhanced III -- Non
         Bonus Version
          Basic..............................................            1.40%                     2.00%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.65%                     2.25%                   NA
        Strategic Partners Annuity One Enhanced III -- Bonus
         Version
          Basic..............................................            1.50%                     2.10%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.75%                     2.35%                   NA
        Strategic Partners Plus
          Basic..............................................            1.40%                      NA                     NA
          GMDB Annual Step Up or 5% Roll Up..................            1.60%                      NA                     NA
          GMDB with Step Up and Roll Up......................            1.70%                      NA                     NA
        Strategic Partners Plus Enhanced -- Non Bonus Version
          Basic..............................................            1.40%                     2.00%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.60%                     2.20%                   NA
          GMDB with Step Up and Roll Up......................            1.70%                     2.30%                   NA
        Strategic Partners Plus Enhanced -- Bonus Version
          Basic..............................................            1.50%                     2.10%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.70%                     2.30%                   NA
          GMDB with Step Up and Roll Up......................            1.80%                     2.40%                   NA
        Strategic Partners Plus Enhanced III -- Non Bonus
         Version
          Basic..............................................            1.40%                     2.00%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.65%                     2.25%                   NA
        Strategic Partners Plus Enhanced III -- Bonus Version
          Basic..............................................            1.50%                     2.10%                   NA
          GMDB Annual Step Up or 5% Roll Up..................            1.75%                     2.35%                   NA
        Strategic Partners Select GMDB with Step Up and Roll
         Up..................................................            1.52%                      NA                     NA
        Strategic Partners Advisor
          Basic..............................................            1.40%                     2.00%                   NA
          GMDB with Step Up and Roll Up......................            1.65%                     2.25%                   NA
        Strategic Partners FlexElite
          Basic..............................................            1.60%                      NA                     NA
          GMDB Annual Step Up or 5% Roll Up..................            1.80%                      NA                     NA
          GMDB with Greater of Roll Up and Step Up...........            1.90%                      NA                     NA
        Discovery Select Variable Annuity....................            1.25%                      NA                    0.15%
        Discovery Choice
          Basic..............................................            1.35%                      NA                     NA
          Enhanced...........................................            1.65%                      NA                     NA


     C.  WITHDRAWAL CHARGES

     A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% -- 8%. The charge is assessed through the redemption of units.


                                      A49

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 12, 2006





                                      A50